UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03221

Fidelity Charles Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Item 1.

Reports to Stockholders

Fidelity Asset Manager® Funds - 20%, 30%, 40%, 50%, 60%, 70%, 85%

Fidelity Advisor Asset Manager® 20%

Fidelity Advisor Asset Manager® 30%

Fidelity Advisor Asset Manager® 40%

Fidelity Advisor Asset Manager® 50%

Fidelity Advisor Asset Manager® 60%

Fidelity Advisor Asset Manager® 70%

Fidelity Advisor Asset Manager® 85%

Annual Report

September 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Notes to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity Asset Manager® 20%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 30%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 40%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 50%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 60%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 70%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 85%
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

In September 2020, Fidelity Asset Manager® Funds changed the means by which they attain their U.S. equity exposure, from 10 individual Fidelity sector central funds to one consolidated, multisector portfolio (Fidelity U.S. Equity Central Fund). This new, broad-based investment vehicle provides additional tax efficiencies and more flexibility for the sector specialists to express their convictions, advantages that should serve shareholders well.

Fidelity Asset Manager® 20%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.06)%	3.46%	3.57%
Class M (incl. 3.50% sales charge)	2.09%	3.69%	3.55%
Class C (incl. contingent deferred sales charge)	4.22%	3.91%	3.40%
Fidelity Asset Manager® 20%	6.29%	5.03%	4.50%
Class I	6.27%	4.97%	4.46%
Class Z	6.41%	5.02%	4.49%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 20%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,537	Fidelity Asset Manager® 20%
$14,291	Bloomberg Barclays U.S. Aggregate Bond Index

Fidelity Asset Manager® 30%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.63%	4.63%	4.63%
Class M (incl. 3.50% sales charge)	3.72%	4.83%	4.60%
Class C (incl. contingent deferred sales charge)	6.00%	5.06%	4.45%
Fidelity Asset Manager® 30%	8.05%	6.17%	5.57%
Class I	8.00%	6.10%	5.51%
Class Z	8.10%	6.14%	5.53%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 30%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$17,199	Fidelity Asset Manager® 30%
$14,291	Bloomberg Barclays U.S. Aggregate Bond Index

Fidelity Asset Manager® 40%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.79%	5.53%	5.50%
Class M (incl. 3.50% sales charge)	4.99%	5.75%	5.48%
Class C (incl. contingent deferred sales charge)	7.25%	5.96%	5.32%
Fidelity Asset Manager® 40%	9.41%	7.12%	6.45%
Class I	9.35%	7.07%	6.41%
Class Z	9.45%	7.10%	6.42%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 40%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$18,680	Fidelity Asset Manager® 40%
$14,291	Bloomberg Barclays U.S. Aggregate Bond Index

Fidelity Asset Manager® 50%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.82%	6.31%	6.23%
Class M (incl. 3.50% sales charge)	6.05%	6.55%	6.22%
Class C (incl. contingent deferred sales charge)	8.38%	6.77%	6.06%
Fidelity Asset Manager® 50%	10.51%	7.91%	7.20%
Class I	10.49%	7.87%	7.14%
Class Z	10.56%	7.91%	7.16%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 50%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,033	Fidelity Asset Manager® 50%
$36,244	S&P 500® Index

Fidelity Asset Manager® 60%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.74%	7.09%	6.90%
Class M (incl. 3.50% sales charge)	6.95%	7.32%	6.88%
Class C (incl. contingent deferred sales charge)	9.29%	7.56%	6.73%
Fidelity Asset Manager® 60%	11.50%	8.70%	7.87%
Class I	11.44%	8.67%	7.82%
Class Z	11.50%	8.71%	7.84%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 60%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,334	Fidelity Asset Manager® 60%
$36,244	S&P 500® Index

Fidelity Asset Manager® 70%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.38%	7.77%	7.55%
Class M (incl. 3.50% sales charge)	7.65%	8.02%	7.53%
Class C (incl. contingent deferred sales charge)	9.98%	8.24%	7.38%
Fidelity Asset Manager® 70%	12.14%	9.40%	8.53%
Class I	12.14%	9.36%	8.49%
Class Z	12.21%	9.41%	8.51%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 70%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,676	Fidelity Asset Manager® 70%
$36,244	S&P 500® Index

Fidelity Asset Manager® 85%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.61%	8.90%	8.57%
Class M (incl. 3.50% sales charge)	8.86%	9.12%	8.52%
Class C (incl. contingent deferred sales charge)	11.25%	9.37%	8.38%
Fidelity Asset Manager® 85%	13.44%	10.53%	9.54%
Class I	13.40%	10.49%	9.51%
Class Z	13.50%	10.54%	9.54%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 85%, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,865	Fidelity Asset Manager® 85%
$36,244	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2020, financial markets were influenced by the global outbreak and spread of the coronavirus, which resulted in a shutdown of business activity in many local and foreign economies. Declared a pandemic on March 11, the crisis and containment efforts led to increased uncertainty, broad-based contraction in economic activity, elevated volatility and dislocation in financial markets. Rapid and expansive monetary- and fiscal-policy responses partially offset the economic disruption and fueled an uptrend for many assets from March 24 through the end of September.

Non-U.S. equities gained 3.16% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index, reflecting significant ups and downs related to the pandemic. From a regional perspective, emerging markets (+11%), Japan (+7%) and Europe ex U.K. (+5%) outperformed the broader index. Conversely, the U.K. (-16%), Asia Pacific ex Japan (-5%) and Canada (-2%) lagged. By sector, information technology (+35%) and health care (+22%) led. On the other end of the spectrum, the energy sector (-33%) underperformed by the widest margin, while financials (-17%) and real estate (-14%) also notably trailed the index.

The Dow Jones U.S. Total Stock Market Index gained 14.77% for the 12 months. After a sharp decline in the first quarter of 2020 (-20.96%) due to the coronavirus outbreak, U.S. equities rebounded with a 22.09% advance in the second quarter and gained 33.17% for the second half of the year. Among sectors, information technology (+46%) and consumer discretionary (+36%) stood out, whereas energy (-46%) fared worst, followed by financials (-14%). Large-cap stocks handily topped smaller-caps, while growth significantly outpaced value. Elsewhere, commodities notably lagged equities.

Turning to fixed income, U.S. taxable investment-grade bonds (the Bloomberg Barclays U.S. Aggregate Bond Index) rose 6.98%, as investors generally sought assets with greater perceived safety and yields plunged. Treasury securities (+8.04%) and U.S. corporate bonds (+7.50%) led the way, while government agency and mortgage-backed securities (+5.34% and +4.36%, respectively) had shallower gains. Extended (non-core) categories outside the index were mixed, with Treasury Inflation-Protected Securities performing strongly, but floating-rate bank loans, emerging-markets debt and high-yield bonds turning in weaker advances.

Comments from Portfolio Manager Avishek Hazrachoudhury:  For the fiscal year, the share classes of the seven Asset Manager Funds (excluding sales charges, if applicable) posted gains ranging from about 6% to 13%, with all but the Asset Manager 20% Fund outpacing their respective Composite benchmarks. (The 20% Fund performed roughly in line.) Overall, asset allocation hampered relative performance, whereas security selection fueled the Funds’ results versus Composites. Stock picks in the U.S., as well as in international developed and emerging markets (DM and EM), added considerable value, as did security selection among investment-grade (IG) bonds. Strong investment choices across a number of sectors, most notably health care, information technology and communication services drove the performance of our U.S. equity portfolio. Within foreign DM equities, picks in Europe ex U.K. and Japan added the most value. In EM, choices in China and to a lesser extent, Taiwan, provided the biggest boost. Our IG bond portfolio benefited from corporate bonds issued by banks and companies in consumer-focused sectors. Outside of corporates, an underweighting in U.S. Treasuries and exposure to long-term, government-agency mortgage-backed securities further aided the Funds’ relative results. Turning to asset allocation, the Funds’ core equity strategy of maintaining a roughly neutral weighting in U.S. stocks, slightly underweighting international DM equities and overweighting EM stocks, on average, hampered relative performance. However, an out-of-benchmark position in REITs (real estate investment trusts) was the primary detractor from the Funds’ equity positioning. Exposure to the stocks of gold mining companies via Van Eck Vectors® Gold Miners exchange-traded fund boosted performance in the 60%, 70% and 85% Funds. As for fixed income, underweighting cash and IG bonds in order to fund out-of-benchmark allocations in riskier market sectors aided performance versus Composite benchmarks. Positions in long-term U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS) helped the most. Looking ahead, we have a cautiously optimistic outlook, but believe continued fiscal and monetary stimulus is critical to supporting the economic recovery.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Asset Manager® 20%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	13.7
Fannie Mae	4.6
Freddie Mac	2.6
Ginnie Mae	2.1
Uniform Mortgage Backed Securities	1.6
24.6

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	25.0%
AAA,AA,A	9.2%
BBB	14.2%
BB and Below	6.0%
Not Rated	1.3%
Equities	22.5%
Short-Term Investments and Net Other Assets	21.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	1.0
Microsoft Corp.	0.9
Alphabet, Inc. Class A	0.5
Amazon.com, Inc.	0.4
Alibaba Group Holding Ltd. sponsored ADR	0.3
3.1

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Financials	33.9
Information Technology	6.4
Communication Services	4.2
Health Care	4.0
Consumer Discretionary	3.8

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	22.6%
Bond Class	54.7%
Short-Term Class	22.7%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 16.2% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 20%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 22.5%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	811,512	$192,441,857
Fidelity International Equity Central Fund (a)	2,172,444	183,832,195
Fidelity Real Estate Equity Central Fund (a)	244,014	26,375,490
Fidelity U.S. Equity Central Fund (a)	8,391,732	845,131,290
TOTAL EQUITY CENTRAL FUNDS
(Cost $846,337,454)		1,247,780,832

Fixed-Income Central Funds - 56.4%
High Yield Fixed-Income Funds - 3.6%
Fidelity Emerging Markets Debt Central Fund (a)	5,703,907	51,221,082
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	258,540	25,892,781
Fidelity Floating Rate Central Fund (a)	266,370	25,670,044
Fidelity High Income Central Fund (a)	946,711	98,921,826

TOTAL HIGH YIELD FIXED-INCOME FUNDS		201,705,733

Investment Grade Fixed-Income Funds - 52.8%
Fidelity Inflation-Protected Bond Index Central Fund (a)	3,044,641	331,652,697
Fidelity International Credit Central Fund (a)	795,298	83,267,677
Fidelity Investment Grade Bond Central Fund (a)	21,145,205	2,503,803,771

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		2,918,724,145

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $2,753,943,868)		3,120,429,878

Money Market Central Funds - 20.5%
Fidelity Cash Central Fund 0.10% (b)	44,507,875	44,516,777
Fidelity Money Market Central Fund 0.20% (b)	1,087,204,479	1,087,204,479
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $1,131,720,987)		1,131,721,256
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 10/8/20 to 12/10/20 (c)
(Cost $18,006,688)	18,010,000	18,007,047
	Shares	Value

Investment Companies - 0.3%
iShares MSCI Japan ETF
(Cost $12,887,395)	245,398	14,495,660
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $4,762,896,392)		5,532,434,673
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,499,862)
NET ASSETS - 100%		$5,530,934,811

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	766	Dec. 2020	$128,381,600	$(838,104)	$(838,104)

The notional amount of futures sold as a percentage of Net Assets is 2.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $95,917,617.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,430,825.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$821,784
Fidelity Communication Services Central Fund	3,902,855
Fidelity Consumer Discretionary Central Fund	2,350,868
Fidelity Consumer Staples Central Fund	1,338,764
Fidelity Emerging Markets Debt Central Fund	2,980,233
Fidelity Emerging Markets Equity Central Fund	4,712,541
Fidelity Energy Central Fund	745,582
Fidelity Financials Central Fund	7,577,055
Fidelity Floating Rate Central Fund	1,339,914
Fidelity Health Care Central Fund	11,906,704
Fidelity High Income Central Fund	3,385,771
Fidelity Industrials Central Fund	1,108,574
Fidelity Inflation-Protected Bond Index Central Fund	5,071,158
Fidelity Information Technology Central Fund	25,298,500
Fidelity International Credit Central Fund	2,838,103
Fidelity International Equity Central Fund	2,899,600
Fidelity Investment Grade Bond Central Fund	66,968,309
Fidelity Materials Central Fund	280,117
Fidelity Money Market Central Fund	13,329,569
Fidelity Real Estate Equity Central Fund	1,411,699
Fidelity Securities Lending Cash Central Fund	8,158
Fidelity Utilities Central Fund	1,381,537
Total	$161,657,395

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Money Market Central Fund was $1,170,784,267. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Money Market Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Money Market Central Fund were $134,588,120 and $218,175,556, respectively, during the period.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$8,758,848	$28,732	$8,981,966	$(963,555)	$1,157,941	$--	0.0
Fidelity Communication Services Central Fund	54,167,072	23,295,015	5,807,125	(339,291)	(9,875,911)	--	0.0
Fidelity Consumer Discretionary Central Fund	65,548,171	18,785,840	7,992,530	(232,430)	(41,297,409)	--	0.0
Fidelity Consumer Staples Central Fund	42,517,048	13,464,950	4,349,145	(216,320)	(14,939,081)	--	0.0
Fidelity Emerging Markets Debt Central Fund	49,626,992	8,695,363	4,984,324	(324,113)	(1,792,836)	51,221,082	1.9
Fidelity Emerging Markets Debt Local Currency Central Fund	--	25,854,000	--	--	38,781	25,892,781	17.2
Fidelity Emerging Markets Equity Central Fund	167,530,840	16,937,131	11,908,048	(1,389,624)	21,271,558	192,441,857	9.7
Fidelity Energy Central Fund	26,810,221	5,490,999	1,978,580	(460,056)	1,339,414	--	0.0
Fidelity Financials Central Fund	118,672,976	29,128,386	14,150,662	(1,773,002)	(40,010,550)	--	0.0
Fidelity Floating Rate Central Fund	25,374,512	4,160,696	2,460,129	(134,672)	(1,270,363)	25,670,044	1.3
Fidelity Health Care Central Fund	87,505,894	29,930,359	9,531,031	(236,541)	(51,483,974)	--	0.0
Fidelity High Income Central Fund	51,567,906	73,568,006	29,562,234	1,743,510	1,604,638	98,921,826	3.7
Fidelity Industrials Central Fund	62,265,617	13,099,783	7,451,684	(555,026)	(29,954,855)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	267,701,164	88,682,202	42,733,754	(26,513)	18,029,598	331,652,697	20.8
Fidelity Information Technology Central Fund	148,255,196	55,430,552	18,977,293	6,876,839	(70,460,748)	--	0.0
Fidelity International Credit Central Fund	52,008,454	35,848,019	5,255,355	(103,444)	770,003	83,267,677	17.8
Fidelity International Equity Central Fund	126,984,865	64,240,867	19,783,174	(2,717,799)	15,107,436	183,832,195	6.1
Fidelity Investment Grade Bond Central Fund	2,123,133,926	562,511,253	293,965,439	(3,924,349)	116,048,380	2,503,803,771	8.6
Fidelity Materials Central Fund	15,515,826	5,317,115	2,579,071	(297,816)	(3,713,806)	--	0.0
Fidelity Real Estate Equity Central Fund	77,481,500	7,966,186	39,583,961	(13,896,932)	(5,591,303)	26,375,490	3.8
Fidelity U.S. Equity Central Fund	--	1,794,908	1,577,712	(452,360)	344,247,664	845,131,290	3.9
Fidelity Utilities Central Fund	22,779,522	5,609,850	2,411,444	(195,801)	(9,416,673)	--	0.0
	3,594,206,550	1,089,840,212	536,024,661	(19,619,295)	239,807,904	4,368,210,710

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$1,247,780,832	$1,247,780,832	$--	$--
Fixed-Income Central Funds	3,120,429,878	3,120,429,878	--	--
Money Market Central Funds	1,131,721,256	1,131,721,256	--	--
Other Short-Term Investments	18,007,047	--	18,007,047	--
Investment Companies	14,495,660	14,495,660	--	--
Total Investments in Securities:	$5,532,434,673	$5,514,427,626	$18,007,047	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(838,104)	$(838,104)	$--	$--
Total Liabilities	$(838,104)	$(838,104)	$--	$--
Total Derivative Instruments:	$(838,104)	$(838,104)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(838,104)
Total Equity Risk	0	(838,104)
Total Value of Derivatives	$0	$(838,104)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.8%
Cayman Islands	3.2%
United Kingdom	2.5%
Netherlands	1.2%
Others (Individually Less Than 1%)	9.3%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 20%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $30,894,083)	$32,502,707
Fidelity Central Funds (cost $4,732,002,309)	5,499,931,966
Total Investment in Securities (cost $4,762,896,392)		$5,532,434,673
Receivable for investments sold		1,757,319
Receivable for fund shares sold		4,102,466
Distributions receivable from Fidelity Central Funds		5,137
Prepaid expenses		8,633
Total assets		5,538,308,228
Liabilities
Payable for investments purchased	$2,174,887
Payable for fund shares redeemed	2,010,287
Accrued management fee	1,844,456
Distribution and service plan fees payable	42,194
Payable for daily variation margin on futures contracts	823,969
Other affiliated payables	453,885
Other payables and accrued expenses	23,739
Total liabilities		7,373,417
Net Assets		$5,530,934,811
Net Assets consist of:
Paid in capital		$5,037,192,648
Total accumulated earnings (loss)		493,742,163
Net Assets		$5,530,934,811
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,633,169 ÷ 3,616,720 shares)(a)		$14.00
Maximum offering price per share (100/94.25 of $14.00)		$14.85
Class M:
Net Asset Value and redemption price per share ($27,366,198 ÷ 1,959,281 shares)(a)		$13.97
Maximum offering price per share (100/96.50 of $13.97)		$14.48
Class C:
Net Asset Value and offering price per share ($24,939,998 ÷ 1,793,149 shares)(a)		$13.91
Asset Manager 20%:
Net Asset Value, offering price and redemption price per share ($5,377,373,701 ÷ 383,426,440 shares)		$14.02
Class I:
Net Asset Value, offering price and redemption price per share ($32,445,028 ÷ 2,313,686 shares)		$14.02
Class Z:
Net Asset Value, offering price and redemption price per share ($18,176,717 ÷ 1,296,647 shares)		$14.02

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$4,028,835
Interest		43,940
Income from Fidelity Central Funds (including $8,158 from security lending)		110,952,498
Total income		115,025,273
Expenses
Management fee	$21,301,463
Transfer agent fees	4,137,616
Distribution and service plan fees	466,274
Accounting fees	1,184,791
Custodian fees and expenses	4,611
Independent trustees' fees and expenses	16,953
Registration fees	190,004
Audit	48,340
Legal	8,317
Interest	2,313
Miscellaneous	31,046
Total expenses before reductions	27,391,728
Expense reductions	(65,202)
Total expenses after reductions		27,326,526
Net investment income (loss)		87,698,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,349,095)
Fidelity Central Funds	(19,610,907)
Futures contracts	(23,553,753)
Capital gain distributions from Fidelity Central Funds	50,704,897
Total net realized gain (loss)		191,142
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,793,129)
Fidelity Central Funds	239,802,964
Futures contracts	(2,296,353)
Total change in net unrealized appreciation (depreciation)		224,713,482
Net gain (loss)		224,904,624
Net increase (decrease) in net assets resulting from operations		$312,603,371

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,698,747	$112,781,149
Net realized gain (loss)	191,142	64,437,384
Change in net unrealized appreciation (depreciation)	224,713,482	76,415,010
Net increase (decrease) in net assets resulting from operations	312,603,371	253,633,543
Distributions to shareholders	(138,422,178)	(203,283,861)
Share transactions - net increase (decrease)	233,939,412	116,857,755
Total increase (decrease) in net assets	408,120,605	167,207,437
Net Assets
Beginning of period	5,122,814,206	4,955,606,769
End of period	$5,530,934,811	$5,122,814,206

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 20% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.51	$13.40	$13.55	$13.24	$12.93
Income from Investment Operations
Net investment income (loss)A	.18	.26	.20	.16	.19
Net realized and unrealized gain (loss)	.62	.36	.11	.37	.59
Total from investment operations	.80	.62	.31	.53	.78
Distributions from net investment income	(.19)	(.26)	(.19)	(.16)	(.20)
Distributions from net realized gain	(.13)	(.24)	(.27)	(.07)	(.27)
Total distributions	(.31)B	(.51)B	(.46)	(.22)B	(.47)
Net asset value, end of period	$14.00	$13.51	$13.40	$13.55	$13.24
Total ReturnC,D	6.04%	4.85%	2.36%	4.08%	6.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.84%	.84%	.83%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.84%	.83%
Expenses net of all reductions	.82%	.83%	.84%	.83%	.83%
Net investment income (loss)	1.34%	1.97%	1.49%	1.21%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$50,633	$45,153	$39,089	$39,787	$42,221
Portfolio turnover rateG	25%	41%	24%	22%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.48	$13.37	$13.52	$13.21	$12.90
Income from Investment Operations
Net investment income (loss)A	.15	.23	.16	.13	.16
Net realized and unrealized gain (loss)	.62	.35	.12	.37	.58
Total from investment operations	.77	.58	.28	.50	.74
Distributions from net investment income	(.15)	(.23)	(.16)	(.12)	(.17)
Distributions from net realized gain	(.13)	(.24)	(.27)	(.07)	(.27)
Total distributions	(.28)	(.47)	(.43)	(.19)	(.43)B
Net asset value, end of period	$13.97	$13.48	$13.37	$13.52	$13.21
Total ReturnC,D	5.79%	4.58%	2.10%	3.81%	5.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.08%	1.10%	1.10%	1.09%
Expenses net of fee waivers, if any	1.07%	1.08%	1.10%	1.10%	1.09%
Expenses net of all reductions	1.07%	1.08%	1.10%	1.10%	1.09%
Net investment income (loss)	1.09%	1.72%	1.23%	.95%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$27,366	$25,696	$22,133	$22,474	$25,052
Portfolio turnover rateG	25%	41%	24%	22%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$13.32	$13.47	$13.17	$12.85
Income from Investment Operations
Net investment income (loss)A	.08	.16	.10	.06	.09
Net realized and unrealized gain (loss)	.61	.36	.11	.36	.60
Total from investment operations	.69	.52	.21	.42	.69
Distributions from net investment income	(.09)	(.16)	(.09)	(.06)	(.10)
Distributions from net realized gain	(.13)	(.24)	(.27)	(.07)	(.27)
Total distributions	(.21)B	(.41)B	(.36)	(.12)B	(.37)
Net asset value, end of period	$13.91	$13.43	$13.32	$13.47	$13.17
Total ReturnC,D	5.22%	4.06%	1.59%	3.25%	5.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.58%	1.59%	1.59%	1.59%	1.59%
Expenses net of fee waivers, if any	1.58%	1.59%	1.59%	1.59%	1.59%
Expenses net of all reductions	1.58%	1.59%	1.59%	1.59%	1.59%
Net investment income (loss)	.59%	1.21%	.74%	.45%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$24,940	$21,588	$26,000	$28,217	$29,337
Portfolio turnover rateG	25%	41%	24%	22%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.54	$13.42	$13.57	$13.26	$12.94
Income from Investment Operations
Net investment income (loss)A	.23	.30	.24	.20	.23
Net realized and unrealized gain (loss)	.61	.37	.12	.37	.60
Total from investment operations	.84	.67	.36	.57	.83
Distributions from net investment income	(.23)	(.31)	(.24)	(.20)	(.24)
Distributions from net realized gain	(.13)	(.24)	(.27)	(.07)	(.27)
Total distributions	(.36)	(.55)	(.51)	(.26)B	(.51)
Net asset value, end of period	$14.02	$13.54	$13.42	$13.57	$13.26
Total ReturnC	6.29%	5.24%	2.68%	4.40%	6.58%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.51%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.50%	.51%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.51%	.51%	.52%	.52%
Net investment income (loss)	1.66%	2.29%	1.81%	1.52%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$5,377,374	$4,990,188	$4,819,671	$4,880,833	$4,802,797
Portfolio turnover rateF	25%	41%	24%	22%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$13.41	$13.57	$13.26	$12.94
Income from Investment Operations
Net investment income (loss)A	.22	.30	.24	.20	.22
Net realized and unrealized gain (loss)	.61	.36	.10	.37	.60
Total from investment operations	.83	.66	.34	.57	.82
Distributions from net investment income	(.22)	(.30)	(.23)	(.19)	(.24)
Distributions from net realized gain	(.13)	(.24)	(.27)	(.07)	(.27)
Total distributions	(.34)B	(.54)	(.50)	(.26)	(.50)B
Net asset value, end of period	$14.02	$13.53	$13.41	$13.57	$13.26
Total ReturnC	6.27%	5.18%	2.57%	4.35%	6.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.58%	.56%	.55%	.56%	.57%
Expenses net of fee waivers, if any	.57%	.56%	.55%	.56%	.57%
Expenses net of all reductions	.57%	.56%	.55%	.56%	.57%
Net investment income (loss)	1.59%	2.24%	1.78%	1.48%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$32,445	$25,577	$48,713	$50,272	$27,315
Portfolio turnover rateF	25%	41%	24%	22%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$13.41
Income from Investment Operations
Net investment income (loss)B	.23	.30
Net realized and unrealized gain (loss)	.62	.37
Total from investment operations	.85	.67
Distributions from net investment income	(.24)	(.31)
Distributions from net realized gain	(.13)	(.24)
Total distributions	(.36)C	(.55)
Net asset value, end of period	$14.02	$13.53
Total ReturnD,E	6.41%	5.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	.48%	.48%H
Expenses net of fee waivers, if any	.48%	.48%H
Expenses net of all reductions	.48%	.48%H
Net investment income (loss)	1.69%	2.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$18,177	$14,613
Portfolio turnover rateI	25%	41%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 30%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	13.7
Fannie Mae	4.6
Freddie Mac	2.6
Ginnie Mae	2.1
Uniform Mortgage Backed Securities	1.6
24.6

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	25.0%
AAA,AA,A	9.0%
BBB	14.1%
BB and Below	6.0%
Not Rated	1.3%
Equities	33.9%
Short-Term Investments and Net Other Assets	10.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	1.5
Microsoft Corp.	1.4
Alphabet, Inc. Class A	0.7
Amazon.com, Inc.	0.6
Facebook, Inc. Class A	0.4
4.6

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Financials	23.1
Information Technology	9.3
Health Care	5.6
Communication Services	5.1
Consumer Discretionary	4.6

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	34.1%
Bond Class	54.5%
Short-Term Class	11.4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 19.5% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 30%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 33.1%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	406,768	$96,461,082
Fidelity International Equity Central Fund (a)	1,208,373	102,252,557
Fidelity Real Estate Equity Central Fund (a)	86,772	9,379,156
Fidelity U.S. Equity Central Fund (a)	4,712,385	474,584,245
TOTAL EQUITY CENTRAL FUNDS
(Cost $527,033,470)		682,677,040

Fixed-Income Central Funds - 56.2%
High Yield Fixed-Income Funds - 3.6%
Fidelity Emerging Markets Debt Central Fund (a)	2,107,007	18,920,927
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	95,990	9,613,399
Fidelity Floating Rate Central Fund (a)	97,853	9,430,122
Fidelity High Income Central Fund (a)	345,253	36,075,535

TOTAL HIGH YIELD FIXED-INCOME FUNDS		74,039,983

Investment Grade Fixed-Income Funds - 52.6%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,138,466	124,013,147
Fidelity International Credit Central Fund (a)	293,524	30,732,001
Fidelity Investment Grade Bond Central Fund (a)	7,856,046	930,234,358

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,084,979,506

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,064,849,295)		1,159,019,489

Money Market Central Funds - 9.0%
Fidelity Cash Central Fund 0.10% (b)	19,438,505	19,442,393
Fidelity Money Market Central Fund 0.20% (b)	165,551,348	165,551,348
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $184,995,671)		184,993,741
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 10/8/20 to 12/10/20 (c)
(Cost $9,278,295)	9,280,000	9,278,488
	Shares	Value

Investment Companies - 1.3%
iShares MSCI Japan ETF
(Cost $24,705,707)	472,219	27,893,976
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,810,862,438)		2,063,862,734
NET OTHER ASSETS (LIABILITIES) - 0.0%		(626,309)
NET ASSETS - 100%		$2,063,236,425

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	402	Dec. 2020	$67,375,200	$(439,840)	$(439,840)

The notional amount of futures sold as a percentage of Net Assets is 3.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $47,538,753.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,724,819.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$244,178
Fidelity Communication Services Central Fund	2,202,266
Fidelity Consumer Discretionary Central Fund	1,323,176
Fidelity Consumer Staples Central Fund	743,884
Fidelity Emerging Markets Debt Central Fund	1,060,295
Fidelity Emerging Markets Equity Central Fund	2,304,639
Fidelity Energy Central Fund	412,561
Fidelity Financials Central Fund	4,233,770
Fidelity Floating Rate Central Fund	474,789
Fidelity Health Care Central Fund	6,650,090
Fidelity High Income Central Fund	1,200,361
Fidelity Industrials Central Fund	616,658
Fidelity Inflation-Protected Bond Index Central Fund	1,750,775
Fidelity Information Technology Central Fund	14,176,379
Fidelity International Credit Central Fund	1,003,354
Fidelity International Equity Central Fund	1,750,815
Fidelity Investment Grade Bond Central Fund	23,731,746
Fidelity Materials Central Fund	156,734
Fidelity Money Market Central Fund	2,452,106
Fidelity Real Estate Equity Central Fund	494,476
Fidelity Securities Lending Cash Central Fund	2,799
Fidelity Utilities Central Fund	776,683
Total	$67,762,534

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Money Market Central Fund was $216,629,176. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Money Market Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Money Market Central Fund were $39,280,291 and $90,363,515, respectively, during the period.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$4,421,320	$43,236	$4,563,105	$(467,783)	$566,332	$--	0.0
Fidelity Communication Services Central Fund	29,849,679	13,923,422	2,949,972	(361,464)	(4,188,940)	--	0.0
Fidelity Consumer Discretionary Central Fund	35,863,420	11,897,276	4,119,955	(259,312)	(15,317,913)	--	0.0
Fidelity Consumer Staples Central Fund	23,209,376	8,171,025	2,201,106	(186,467)	(3,411,958)	--	0.0
Fidelity Emerging Markets Debt Central Fund	17,118,699	4,518,953	1,860,153	(311,643)	(544,929)	18,920,927	0.7
Fidelity Emerging Markets Debt Local Currency Central Fund	--	9,599,000	--	--	14,399	9,613,399	6.4
Fidelity Emerging Markets Equity Central Fund	80,958,483	13,436,491	6,832,027	(1,511,992)	10,410,127	96,461,082	4.9
Fidelity Energy Central Fund	14,611,117	3,531,823	888,528	(418,603)	3,172,787	--	0.0
Fidelity Financials Central Fund	64,908,991	18,187,345	7,112,429	(1,207,533)	(14,491,889)	--	0.0
Fidelity Floating Rate Central Fund	8,713,247	2,181,319	924,119	(103,919)	(436,406)	9,430,122	0.5
Fidelity Health Care Central Fund	47,748,854	18,581,889	4,910,971	(432,712)	(17,756,472)	--	0.0
Fidelity High Income Central Fund	17,698,975	27,445,830	10,177,245	(334,260)	1,442,235	36,075,535	1.4
Fidelity Industrials Central Fund	34,129,524	8,379,133	3,818,029	(438,280)	(9,158,032)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	84,966,620	49,557,104	16,729,266	(91,545)	6,310,234	124,013,147	7.8
Fidelity Information Technology Central Fund	81,039,910	34,532,422	9,834,495	(407,488)	(25,151,057)	--	0.0
Fidelity International Credit Central Fund	17,922,469	14,544,666	1,938,225	(87,715)	290,806	30,732,001	6.6
Fidelity International Equity Central Fund	77,119,279	31,744,291	11,462,799	(2,856,893)	7,708,679	102,252,557	3.4
Fidelity Investment Grade Bond Central Fund	729,326,223	272,598,566	109,941,025	(2,518,538)	40,769,132	930,234,358	3.2
Fidelity Materials Central Fund	8,631,520	3,182,522	1,338,400	(204,827)	30,126	--	0.0
Fidelity Real Estate Equity Central Fund	26,648,248	4,044,529	14,115,116	(5,291,744)	(1,906,761)	9,379,156	1.3
Fidelity U.S. Equity Central Fund	--	1,520,518	478,833	7,078	129,746,620	474,584,245	2.2
Fidelity Utilities Central Fund	12,503,906	3,465,918	1,269,716	(162,098)	(3,764,477)	--	0.0
	1,417,389,860	555,087,278	217,465,514	(17,647,738)	104,332,643	1,841,696,529

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$682,677,040	$682,677,040	$--	$--
Fixed-Income Central Funds	1,159,019,489	1,159,019,489	--	--
Money Market Central Funds	184,993,741	184,993,741	--	--
Other Short-Term Investments	9,278,488	--	9,278,488	--
Investment Companies	27,893,976	27,893,976	--	--
Total Investments in Securities:	$2,063,862,734	$2,054,584,246	$9,278,488	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(439,840)	$(439,840)	$--	$--
Total Liabilities	$(439,840)	$(439,840)	$--	$--
Total Derivative Instruments:	$(439,840)	$(439,840)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(439,840)
Total Equity Risk	0	(439,840)
Total Value of Derivatives	$0	$(439,840)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.5%
Cayman Islands	3.7%
United Kingdom	2.8%
Netherlands	1.4%
Switzerland	1.2%
Japan	1.0%
France	1.0%
Others (Individually Less Than 1%)	8.4%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 30%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $33,984,002)	$37,172,464
Fidelity Central Funds (cost $1,776,878,436)	2,026,690,270
Total Investment in Securities (cost $1,810,862,438)		$2,063,862,734
Receivable for investments sold		662,089
Receivable for fund shares sold		1,796,348
Distributions receivable from Fidelity Central Funds		2,385
Prepaid expenses		3,084
Total assets		2,066,326,640
Liabilities
Payable for investments purchased	$1,048,668
Payable for fund shares redeemed	696,655
Accrued management fee	685,167
Distribution and service plan fees payable	41,581
Payable for daily variation margin on futures contracts	413,811
Other affiliated payables	184,616
Other payables and accrued expenses	19,717
Total liabilities		3,090,215
Net Assets		$2,063,236,425
Net Assets consist of:
Paid in capital		$1,867,878,271
Total accumulated earnings (loss)		195,358,154
Net Assets		$2,063,236,425
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,625,152 ÷ 4,291,754 shares)(a)		$11.80
Maximum offering price per share (100/94.25 of $11.80)		$12.52
Class M:
Net Asset Value and redemption price per share ($20,329,322 ÷ 1,726,533 shares)(a)		$11.77
Maximum offering price per share (100/96.50 of $11.77)		$12.20
Class C:
Net Asset Value and offering price per share ($27,495,944 ÷ 2,348,508 shares)(a)		$11.71
Asset Manager 30%:
Net Asset Value, offering price and redemption price per share ($1,935,862,603 ÷ 164,152,014 shares)		$11.79
Class I:
Net Asset Value, offering price and redemption price per share ($19,225,112 ÷ 1,630,487 shares)		$11.79
Class Z:
Net Asset Value, offering price and redemption price per share ($9,698,292 ÷ 822,620 shares)		$11.79

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$1,730,485
Interest		33,907
Income from Fidelity Central Funds (including $2,799 from security lending)		41,002,832
Total income		42,767,224
Expenses
Management fee	$7,617,933
Transfer agent fees	1,447,648
Distribution and service plan fees	452,886
Accounting fees	628,829
Custodian fees and expenses	4,848
Independent trustees' fees and expenses	6,002
Registration fees	146,627
Audit	39,740
Legal	2,894
Interest	839
Miscellaneous	10,668
Total expenses before reductions	10,358,914
Expense reductions	(19,533)
Total expenses after reductions		10,339,381
Net investment income (loss)		32,427,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,037,902
Fidelity Central Funds	(17,646,339)
Futures contracts	(11,560,886)
Capital gain distributions from Fidelity Central Funds	26,759,702
Total net realized gain (loss)		(409,621)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,963,469)
Fidelity Central Funds	104,337,240
Futures contracts	(1,444,771)
Total change in net unrealized appreciation (depreciation)		99,929,000
Net gain (loss)		99,519,379
Net increase (decrease) in net assets resulting from operations		$131,947,222

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,427,843	$35,074,863
Net realized gain (loss)	(409,621)	23,057,740
Change in net unrealized appreciation (depreciation)	99,929,000	20,382,445
Net increase (decrease) in net assets resulting from operations	131,947,222	78,515,048
Distributions to shareholders	(55,398,929)	(60,202,108)
Share transactions - net increase (decrease)	221,675,535	173,802,985
Total increase (decrease) in net assets	298,223,828	192,115,925
Net Assets
Beginning of period	1,765,012,597	1,572,896,672
End of period	$2,063,236,425	$1,765,012,597

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 30% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.24	$11.15	$11.11	$10.62	$10.19
Income from Investment Operations
Net investment income (loss)A	.16	.21	.16	.13	.16
Net realized and unrealized gain (loss)	.71	.27	.21	.51	.60
Total from investment operations	.87	.48	.37	.64	.76
Distributions from net investment income	(.17)	(.21)	(.15)	(.13)	(.17)
Distributions from net realized gain	(.14)	(.18)	(.18)	(.02)	(.16)
Total distributions	(.31)	(.39)	(.33)	(.15)	(.33)
Net asset value, end of period	$11.80	$11.24	$11.15	$11.11	$10.62
Total ReturnB,C	7.83%	4.54%	3.40%	6.06%	7.61%
Ratios to Average Net AssetsD,E
Expenses before reductions	.82%	.82%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.82%	.82%	.84%	.85%	.85%
Expenses net of all reductions	.82%	.82%	.84%	.85%	.85%
Net investment income (loss)	1.43%	1.91%	1.47%	1.24%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$50,625	$36,978	$28,713	$22,457	$23,868
Portfolio turnover rateF	23%	34%	18%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.13	$11.10	$10.61	$10.18
Income from Investment Operations
Net investment income (loss)A	.13	.18	.13	.11	.14
Net realized and unrealized gain (loss)	.70	.27	.21	.50	.59
Total from investment operations	.83	.45	.34	.61	.73
Distributions from net investment income	(.14)	(.18)	(.13)	(.10)	(.14)
Distributions from net realized gain	(.14)	(.18)	(.18)	(.02)	(.16)
Total distributions	(.28)	(.36)	(.31)	(.12)	(.30)
Net asset value, end of period	$11.77	$11.22	$11.13	$11.10	$10.61
Total ReturnB,C	7.49%	4.28%	3.08%	5.81%	7.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.09%	1.10%	1.11%	1.11%
Expenses net of fee waivers, if any	1.08%	1.09%	1.09%	1.11%	1.11%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.11%	1.11%
Net investment income (loss)	1.17%	1.64%	1.21%	.98%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$20,329	$16,252	$14,473	$13,023	$11,834
Portfolio turnover rateF	23%	34%	18%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.16	$11.07	$11.04	$10.57	$10.14
Income from Investment Operations
Net investment income (loss)A	.07	.12	.08	.05	.08
Net realized and unrealized gain (loss)	.70	.28	.20	.49	.60
Total from investment operations	.77	.40	.28	.54	.68
Distributions from net investment income	(.08)	(.12)	(.07)	(.05)	(.09)
Distributions from net realized gain	(.14)	(.18)	(.18)	(.02)	(.16)
Total distributions	(.22)	(.31)B	(.25)	(.07)	(.25)
Net asset value, end of period	$11.71	$11.16	$11.07	$11.04	$10.57
Total ReturnC,D	7.00%	3.77%	2.59%	5.16%	6.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.59%	1.60%	1.61%	1.61%	1.61%
Expenses net of fee waivers, if any	1.59%	1.60%	1.61%	1.61%	1.61%
Expenses net of all reductions	1.59%	1.60%	1.61%	1.61%	1.61%
Net investment income (loss)	.66%	1.13%	.70%	.47%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$27,496	$24,224	$24,911	$20,979	$21,579
Portfolio turnover rateG	23%	34%	18%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.24	$11.15	$11.11	$10.63	$10.20
Income from Investment Operations
Net investment income (loss)A	.20	.24	.20	.17	.20
Net realized and unrealized gain (loss)	.69	.27	.21	.49	.59
Total from investment operations	.89	.51	.41	.66	.79
Distributions from net investment income	(.20)	(.24)	(.19)	(.16)	(.20)
Distributions from net realized gain	(.14)	(.18)	(.18)	(.02)	(.16)
Total distributions	(.34)	(.42)	(.37)	(.18)	(.36)
Net asset value, end of period	$11.79	$11.24	$11.15	$11.11	$10.63
Total ReturnB	8.05%	4.87%	3.75%	6.32%	7.94%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.53%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.53%	.53%	.53%
Net investment income (loss)	1.74%	2.21%	1.78%	1.55%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$1,935,863	$1,661,192	$1,480,983	$1,139,197	$937,285
Portfolio turnover rateE	23%	34%	18%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.24	$11.15	$11.11	$10.62	$10.20
Income from Investment Operations
Net investment income (loss)A	.19	.23	.19	.16	.19
Net realized and unrealized gain (loss)	.69	.28	.21	.50	.59
Total from investment operations	.88	.51	.40	.66	.78
Distributions from net investment income	(.19)	(.23)	(.18)	(.15)	(.20)
Distributions from net realized gain	(.14)	(.18)	(.18)	(.02)	(.16)
Total distributions	(.33)	(.42)B	(.36)	(.17)	(.36)
Net asset value, end of period	$11.79	$11.24	$11.15	$11.11	$10.62
Total ReturnC	8.00%	4.80%	3.66%	6.32%	7.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	.59%	.59%	.61%	.62%	.60%
Expenses net of fee waivers, if any	.59%	.59%	.61%	.62%	.60%
Expenses net of all reductions	.59%	.59%	.61%	.62%	.60%
Net investment income (loss)	1.67%	2.14%	1.70%	1.46%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$19,225	$19,014	$23,818	$20,500	$11,501
Portfolio turnover rateF	23%	34%	18%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.24	$11.14
Income from Investment Operations
Net investment income (loss)B	.20	.24
Net realized and unrealized gain (loss)	.69	.29
Total from investment operations	.89	.53
Distributions from net investment income	(.20)	(.25)
Distributions from net realized gain	(.14)	(.18)
Total distributions	(.34)	(.43)
Net asset value, end of period	$11.79	$11.24
Total ReturnC,D	8.10%	5.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%G
Expenses net of fee waivers, if any	.49%	.50%G
Expenses net of all reductions	.49%	.50%G
Net investment income (loss)	1.76%	2.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$9,698	$7,353
Portfolio turnover rateH	23%	34%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 40%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	12.3
Fannie Mae	4.0
Freddie Mac	2.3
Ginnie Mae	1.8
Uniform Mortgage Backed Securities	1.3
21.7

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	22.1%
AAA,AA,A	7.8%
BBB	12.7%
BB and Below	5.7%
Not Rated	1.2%
Equities	44.0%
Short-Term Investments and Net Other Assets	6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	1.9
Microsoft Corp.	1.8
Alphabet, Inc. Class A	1.0
Amazon.com, Inc.	0.8
Facebook, Inc. Class A	0.6
6.1

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Financials	18.4
Information Technology	11.6
Health Care	6.8
Consumer Discretionary	5.8
Communication Services	5.8

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	44.3%
Bond Class	48.9%
Short-Term Class	6.8%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 22.1% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 40%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 43.2%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	476,495	$112,996,139
Fidelity International Equity Central Fund (a)	1,678,077	141,998,853
Fidelity Real Estate Equity Central Fund (a)	84,171	9,098,043
Fidelity U.S. Equity Central Fund (a)	6,121,623	616,508,652
TOTAL EQUITY CENTRAL FUNDS
(Cost $651,839,857)		880,601,687

Fixed-Income Central Funds - 50.4%
High Yield Fixed-Income Funds - 3.5%
Fidelity Emerging Markets Debt Central Fund (a)	2,054,058	18,445,441
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	94,870	9,501,231
Fidelity Floating Rate Central Fund (a)	94,945	9,149,841
Fidelity High Income Central Fund (a)	334,628	34,965,272

TOTAL HIGH YIELD FIXED-INCOME FUNDS		72,061,785

Investment Grade Fixed-Income Funds - 46.9%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,025,742	111,734,069
Fidelity International Credit Central Fund (a)	286,944	30,043,011
Fidelity Investment Grade Bond Central Fund (a)	6,866,954	813,115,991

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		954,893,071

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $942,596,094)		1,026,954,856

Money Market Central Funds - 4.4%
Fidelity Cash Central Fund 0.10% (b)	34,360,191	34,367,063
Fidelity Money Market Central Fund 0.20% (b)	55,942,692	55,942,692
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $90,309,255)		90,309,755
	Principal Amount	Value

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.13% 10/8/20 to 12/10/20 (c)
(Cost $9,538,084)	9,540,000	9,538,314
	Shares	Value

Investment Companies - 1.5%
iShares MSCI Japan ETF
(Cost $27,284,621)	526,060	31,074,364
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,721,567,911)		2,038,478,976
NET OTHER ASSETS (LIABILITIES) - 0.0%		(710,657)
NET ASSETS - 100%		$2,037,768,319

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	415	Dec. 2020	$69,554,000	$(454,064)	$(454,064)

The notional amount of futures sold as a percentage of Net Assets is 3.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $52,828,918.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,888,671.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$252,176
Fidelity Communication Services Central Fund	3,002,550
Fidelity Consumer Discretionary Central Fund	1,827,584
Fidelity Consumer Staples Central Fund	1,021,945
Fidelity Emerging Markets Debt Central Fund	1,072,109
Fidelity Emerging Markets Equity Central Fund	2,745,411
Fidelity Energy Central Fund	566,948
Fidelity Financials Central Fund	5,796,015
Fidelity Floating Rate Central Fund	476,626
Fidelity Health Care Central Fund	8,982,215
Fidelity High Income Central Fund	1,198,284
Fidelity Industrials Central Fund	847,586
Fidelity Inflation-Protected Bond Index Central Fund	1,676,526
Fidelity Information Technology Central Fund	17,579,241
Fidelity International Credit Central Fund	1,026,903
Fidelity International Equity Central Fund	2,511,575
Fidelity Investment Grade Bond Central Fund	21,108,284
Fidelity Materials Central Fund	214,658
Fidelity Money Market Central Fund	1,424,406
Fidelity Real Estate Equity Central Fund	499,971
Fidelity Securities Lending Cash Central Fund	2,894
Fidelity Utilities Central Fund	1,064,688
Total	$74,898,595

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$7,756,437	$67,506	$8,004,539	$(901,449)	$1,082,045	$--	0.0
Fidelity Communication Services Central Fund	42,062,287	14,313,383	4,457,247	(144,901)	(6,097,232)	--	0.0
Fidelity Consumer Discretionary Central Fund	50,685,069	12,799,870	8,155,380	378,395	(22,973,575)	--	0.0
Fidelity Consumer Staples Central Fund	32,787,164	8,068,592	3,319,745	(49,324)	(4,428,975)	--	0.0
Fidelity Emerging Markets Debt Central Fund	17,653,749	3,396,988	1,868,757	(138,386)	(598,153)	18,445,441	0.7
Fidelity Emerging Markets Debt Local Currency Central Fund	--	9,487,000	--	--	14,231	9,501,231	6.3
Fidelity Emerging Markets Equity Central Fund	96,588,206	12,208,086	7,693,075	(678,880)	12,571,802	112,996,139	5.7
Fidelity Energy Central Fund	20,599,920	3,258,646	1,446,079	(274,819)	4,742,353	--	0.0
Fidelity Financials Central Fund	91,402,608	19,887,225	13,313,564	(1,255,699)	(21,811,347)	--	0.0
Fidelity Floating Rate Central Fund	8,920,661	1,628,363	921,875	(38,839)	(438,469)	9,149,841	0.5
Fidelity Health Care Central Fund	67,320,251	20,927,487	10,363,783	(121,530)	(26,814,334)	--	0.0
Fidelity High Income Central Fund	18,158,108	26,217,341	10,598,161	(240,509)	1,428,493	34,965,272	1.3
Fidelity Industrials Central Fund	48,127,043	8,721,779	7,317,162	(124,590)	(13,900,182)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	84,969,155	37,703,961	16,901,360	62,359	5,899,954	111,734,069	7.0
Fidelity Information Technology Central Fund	114,160,697	51,537,936	33,295,629	5,144,970	(39,639,019)	--	0.0
Fidelity International Credit Central Fund	18,490,955	13,263,582	1,960,537	(40,596)	289,607	30,043,011	6.4
Fidelity International Equity Central Fund	112,273,224	34,596,066	15,132,775	(1,772,551)	12,034,889	141,998,853	4.7
Fidelity Investment Grade Bond Central Fund	656,574,363	222,982,445	102,040,056	(887,521)	36,486,760	813,115,991	2.8
Fidelity Materials Central Fund	12,030,347	3,677,925	2,394,919	(323,188)	95,642	--	0.0
Fidelity Real Estate Equity Central Fund	27,379,308	2,920,221	14,208,335	(5,047,276)	(1,945,875)	9,098,043	1.3
Fidelity U.S. Equity Central Fund	--	1,112,820	1,194,300	(496,287)	193,155,117	616,508,652	2.8
Fidelity Utilities Central Fund	17,552,733	3,855,723	2,327,793	(172,951)	(5,683,776)	--	0.0
	1,545,492,285	512,632,945	266,915,071	(7,123,572)	123,469,956	1,907,556,543

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$880,601,687	$880,601,687	$--	$--
Fixed-Income Central Funds	1,026,954,856	1,026,954,856	--	--
Money Market Central Funds	90,309,755	90,309,755	--	--
Other Short-Term Investments	9,538,314	--	9,538,314	--
Investment Companies	31,074,364	31,074,364	--	--
Total Investments in Securities:	$2,038,478,976	$2,028,940,662	$9,538,314	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(454,064)	$(454,064)	$--	$--
Total Liabilities	$(454,064)	$(454,064)	$--	$--
Total Derivative Instruments:	$(454,064)	$(454,064)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(454,064)
Total Equity Risk	0	(454,064)
Total Value of Derivatives	$0	$(454,064)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.9%
Cayman Islands	3.8%
United Kingdom	3.0%
Switzerland	1.5%
Netherlands	1.5%
Japan	1.3%
France	1.3%
Others (Individually Less Than 1%)	9.7%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 40%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $36,822,705)	$40,612,678
Fidelity Central Funds (cost $1,684,745,206)	1,997,866,298
Total Investment in Securities (cost $1,721,567,911)		$2,038,478,976
Receivable for investments sold		647,801
Receivable for fund shares sold		1,312,304
Distributions receivable from Fidelity Central Funds		4,077
Prepaid expenses		3,127
Total assets		2,040,446,285
Liabilities
Payable for investments purchased	$660,834
Payable for fund shares redeemed	674,899
Accrued management fee	679,698
Distribution and service plan fees payable	35,025
Payable for daily variation margin on futures contracts	424,889
Other affiliated payables	184,549
Other payables and accrued expenses	18,072
Total liabilities		2,677,966
Net Assets		$2,037,768,319
Net Assets consist of:
Paid in capital		$1,764,122,878
Total accumulated earnings (loss)		273,645,441
Net Assets		$2,037,768,319
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($48,985,341 ÷ 3,922,254 shares)(a)		$12.49
Maximum offering price per share (100/94.25 of $12.49)		$13.25
Class M:
Net Asset Value and redemption price per share ($11,897,761 ÷ 954,285 shares)(a)		$12.47
Maximum offering price per share (100/96.50 of $12.47)		$12.92
Class C:
Net Asset Value and offering price per share ($23,974,248 ÷ 1,929,813 shares)(a)		$12.42
Asset Manager 40%:
Net Asset Value, offering price and redemption price per share ($1,911,787,111 ÷ 153,098,958 shares)		$12.49
Class I:
Net Asset Value, offering price and redemption price per share ($28,707,837 ÷ 2,298,160 shares)		$12.49
Class Z:
Net Asset Value, offering price and redemption price per share ($12,416,021 ÷ 994,106 shares)		$12.49

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$1,858,694
Interest		37,142
Income from Fidelity Central Funds (including $2,894 from security lending)		41,280,122
Total income		43,175,958
Expenses
Management fee	$7,697,667
Transfer agent fees	1,468,323
Distribution and service plan fees	400,846
Accounting fees	634,811
Custodian fees and expenses	4,874
Independent trustees' fees and expenses	6,094
Registration fees	145,105
Audit	39,740
Legal	2,976
Interest	472
Miscellaneous	10,996
Total expenses before reductions	10,411,904
Expense reductions	(16,611)
Total expenses after reductions		10,395,293
Net investment income (loss)		32,780,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,599,220
Fidelity Central Funds	(7,108,121)
Futures contracts	(13,732,996)
Capital gain distributions from Fidelity Central Funds	33,618,473
Total net realized gain (loss)		15,376,576
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,504,223)
Fidelity Central Funds	123,471,503
Futures contracts	(1,501,480)
Total change in net unrealized appreciation (depreciation)		119,465,800
Net gain (loss)		134,842,376
Net increase (decrease) in net assets resulting from operations		$167,623,041

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,780,665	$35,405,005
Net realized gain (loss)	15,376,576	36,829,918
Change in net unrealized appreciation (depreciation)	119,465,800	1,121,911
Net increase (decrease) in net assets resulting from operations	167,623,041	73,356,834
Distributions to shareholders	(65,997,525)	(72,896,387)
Share transactions - net increase (decrease)	121,462,067	131,600,043
Total increase (decrease) in net assets	223,087,583	132,060,490
Net Assets
Beginning of period	1,814,680,736	1,682,620,246
End of period	$2,037,768,319	$1,814,680,736

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 40% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.82	$11.87	$11.67	$10.95	$10.39
Income from Investment Operations
Net investment income (loss)A	.17	.21	.17	.14	.16
Net realized and unrealized gain (loss)	.88	.21	.36	.73	.70
Total from investment operations	1.05	.42	.53	.87	.86
Distributions from net investment income	(.17)	(.21)	(.15)	(.13)	(.17)
Distributions from net realized gain	(.21)	(.27)	(.18)	(.02)	(.13)
Total distributions	(.38)	(.47)B	(.33)	(.15)	(.30)
Net asset value, end of period	$12.49	$11.82	$11.87	$11.67	$10.95
Total ReturnC,D	9.06%	3.90%	4.62%	8.01%	8.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.83%	.84%	.84%	.84%
Expenses net of fee waivers, if any	.83%	.83%	.84%	.84%	.84%
Expenses net of all reductions	.83%	.83%	.84%	.84%	.84%
Net investment income (loss)	1.43%	1.79%	1.41%	1.21%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$48,985	$42,490	$38,073	$36,200	$40,046
Portfolio turnover rateG	24%	36%	17%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.80	$11.85	$11.65	$10.93	$10.37
Income from Investment Operations
Net investment income (loss)A	.14	.18	.13	.11	.13
Net realized and unrealized gain (loss)	.88	.21	.37	.73	.70
Total from investment operations	1.02	.39	.50	.84	.83
Distributions from net investment income	(.14)	(.17)	(.12)	(.10)	(.14)
Distributions from net realized gain	(.21)	(.27)	(.18)	(.02)	(.13)
Total distributions	(.35)	(.44)	(.30)	(.12)	(.27)
Net asset value, end of period	$12.47	$11.80	$11.85	$11.65	$10.93
Total ReturnB,C	8.80%	3.61%	4.35%	7.75%	8.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.09%	1.10%	1.12%	1.12%
Expenses net of fee waivers, if any	1.08%	1.09%	1.10%	1.11%	1.12%
Expenses net of all reductions	1.08%	1.09%	1.10%	1.11%	1.12%
Net investment income (loss)	1.17%	1.53%	1.14%	.94%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$11,898	$10,913	$12,318	$11,665	$10,297
Portfolio turnover rateF	24%	36%	17%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.75	$11.80	$11.61	$10.90	$10.34
Income from Investment Operations
Net investment income (loss)A	.08	.12	.08	.05	.08
Net realized and unrealized gain (loss)	.88	.21	.35	.73	.70
Total from investment operations	.96	.33	.43	.78	.78
Distributions from net investment income	(.08)	(.12)	(.06)	(.05)	(.09)
Distributions from net realized gain	(.21)	(.27)	(.18)	(.02)	(.13)
Total distributions	(.29)	(.38)B	(.24)	(.07)	(.22)
Net asset value, end of period	$12.42	$11.75	$11.80	$11.61	$10.90
Total ReturnC,D	8.25%	3.11%	3.77%	7.16%	7.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.59%	1.60%	1.60%	1.61%	1.61%
Expenses net of fee waivers, if any	1.59%	1.60%	1.60%	1.61%	1.61%
Expenses net of all reductions	1.59%	1.60%	1.60%	1.61%	1.61%
Net investment income (loss)	.66%	1.03%	.64%	.45%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$23,974	$24,834	$25,656	$23,354	$22,064
Portfolio turnover rateG	24%	36%	17%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.82	$11.87	$11.67	$10.95	$10.39
Income from Investment Operations
Net investment income (loss)A	.21	.24	.20	.17	.19
Net realized and unrealized gain (loss)	.88	.22	.37	.73	.70
Total from investment operations	1.09	.46	.57	.90	.89
Distributions from net investment income	(.21)	(.24)	(.19)	(.16)	(.20)
Distributions from net realized gain	(.21)	(.27)	(.18)	(.02)	(.13)
Total distributions	(.42)	(.51)	(.37)	(.18)	(.33)
Net asset value, end of period	$12.49	$11.82	$11.87	$11.67	$10.95
Total ReturnB	9.41%	4.23%	4.95%	8.35%	8.76%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.52%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.53%	.53%	.54%
Net investment income (loss)	1.73%	2.10%	1.71%	1.52%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$1,911,787	$1,704,998	$1,577,393	$1,344,514	$1,084,411
Portfolio turnover rateE	24%	36%	17%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.82	$11.87	$11.67	$10.95	$10.39
Income from Investment Operations
Net investment income (loss)A	.20	.24	.20	.17	.19
Net realized and unrealized gain (loss)	.88	.21	.36	.73	.69
Total from investment operations	1.08	.45	.56	.90	.88
Distributions from net investment income	(.20)	(.24)	(.18)	(.16)	(.19)
Distributions from net realized gain	(.21)	(.27)	(.18)	(.02)	(.13)
Total distributions	(.41)	(.50)B	(.36)	(.18)	(.32)
Net asset value, end of period	$12.49	$11.82	$11.87	$11.67	$10.95
Total ReturnC	9.35%	4.18%	4.91%	8.32%	8.67%
Ratios to Average Net AssetsD,E
Expenses before reductions	.56%	.56%	.56%	.56%	.58%
Expenses net of fee waivers, if any	.56%	.56%	.56%	.56%	.58%
Expenses net of all reductions	.56%	.56%	.56%	.56%	.58%
Net investment income (loss)	1.69%	2.06%	1.68%	1.49%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$28,708	$25,014	$29,180	$20,025	$15,525
Portfolio turnover rateF	24%	36%	17%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.82	$11.86
Income from Investment Operations
Net investment income (loss)B	.21	.24
Net realized and unrealized gain (loss)	.88	.23
Total from investment operations	1.09	.47
Distributions from net investment income	(.22)	(.24)
Distributions from net realized gain	(.21)	(.27)
Total distributions	(.42)C	(.51)
Net asset value, end of period	$12.49	$11.82
Total ReturnD,E	9.45%	4.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.50%H
Expenses net of fee waivers, if any	.49%	.50%H
Expenses net of all reductions	.49%	.50%H
Net investment income (loss)	1.76%	2.12%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,416	$6,431
Portfolio turnover rateI	24%	36%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 50%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	2.4
Microsoft Corp.	2.3
Alphabet, Inc. Class A	1.2
Amazon.com, Inc.	1.0
Facebook, Inc. Class A	0.7
Roche Holding AG (participation certificate)	0.5
Alibaba Group Holding Ltd. sponsored ADR	0.5
Tencent Holdings Ltd.	0.5
UnitedHealth Group, Inc.	0.5
Salesforce.com, Inc.	0.5
10.1

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Financials	15.3
Information Technology	14.2
Health Care	7.7
Consumer Discretionary	7.2
Communication Services	6.4

Top Five Bond Issuers as of September 30, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	10.8
Fannie Mae	3.4
Freddie Mac	1.9
Ginnie Mae	1.5
Uniform Mortgage Backed Securities	1.3
18.9

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	19.2%
AAA,AA,A	6.8%
BBB	10.6%
BB and Below	5.2%
Not Rated	1.2%
Equities	54.4%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	54.7%
Bond Class	42.4%
Short-Term Class	2.9%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 24.9% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 50%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 53.7%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	2,556,146	$606,164,356
Fidelity International Equity Central Fund (a)	10,723,996	907,464,541
Fidelity Real Estate Equity Central Fund (a)	123,710	13,371,801
Fidelity U.S. Equity Central Fund (a)	36,403,268	3,666,173,116
TOTAL EQUITY CENTRAL FUNDS
(Cost $3,142,293,093)		5,193,173,814

Fixed-Income Central Funds - 43.7%
High Yield Fixed-Income Funds - 3.5%
Fidelity Emerging Markets Debt Central Fund (a)	9,607,893	86,278,875
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	449,940	45,061,491
Fidelity Floating Rate Central Fund (a)	440,802	42,480,052
Fidelity High Income Central Fund (a)	1,548,405	161,792,884

TOTAL HIGH YIELD FIXED-INCOME FUNDS		335,613,302

Investment Grade Fixed-Income Funds - 40.2%
Fidelity Inflation-Protected Bond Index Central Fund (a)	4,436,207	483,236,022
Fidelity International Credit Central Fund (a)	1,351,812	141,534,724
Fidelity Investment Grade Bond Central Fund (a)	27,556,565	3,262,972,826

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		3,887,743,572

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $3,735,549,434)		4,223,356,874

Money Market Central Funds - 2.3%
Fidelity Cash Central Fund 0.10% (b)	63,507,740	63,520,441
Fidelity Securities Lending Cash Central Fund 0.10% (b)(c)	155,139,986	155,155,500
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $218,675,845)		218,675,941
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.13% 10/8/20 to 12/10/20 (d)
(Cost $38,424,416)	38,430,000	38,424,380
	Shares	Value

Investment Companies - 1.5%
iShares MSCI Japan ETF (e)
(Cost $131,550,288)	2,554,039	150,867,084
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $7,266,493,076)		9,824,498,093
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(158,519,593)
NET ASSETS - 100%		$9,665,978,500

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2,018	Dec. 2020	$338,216,800	$(2,207,955)	$(2,207,955)

The notional amount of futures sold as a percentage of Net Assets is 3.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $245,027,650.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,266,469.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,230,944
Fidelity Communication Services Central Fund	18,240,642
Fidelity Consumer Discretionary Central Fund	11,355,968
Fidelity Consumer Staples Central Fund	6,252,878
Fidelity Emerging Markets Debt Central Fund	5,275,252
Fidelity Emerging Markets Equity Central Fund	15,438,289
Fidelity Energy Central Fund	3,458,111
Fidelity Financials Central Fund	35,349,585
Fidelity Floating Rate Central Fund	2,325,955
Fidelity Health Care Central Fund	53,004,401
Fidelity High Income Central Fund	5,758,853
Fidelity Industrials Central Fund	5,155,443
Fidelity Inflation-Protected Bond Index Central Fund	7,560,145
Fidelity Information Technology Central Fund	110,297,230
Fidelity International Credit Central Fund	5,080,796
Fidelity International Equity Central Fund	16,544,747
Fidelity Investment Grade Bond Central Fund	88,955,436
Fidelity Materials Central Fund	1,301,375
Fidelity Money Market Central Fund	2,232,054
Fidelity Real Estate Equity Central Fund	2,274,942
Fidelity Securities Lending Cash Central Fund	21,536
Fidelity Utilities Central Fund	6,629,365
Total	$403,743,947

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$48,821,485	$38,559	$50,109,387	$(5,632,044)	$6,881,387	$--	0.0
Fidelity Communication Services Central Fund	270,962,401	63,400,160	24,949,488	(186,928)	(57,704,182)	--	0.0
Fidelity Consumer Discretionary Central Fund	325,603,934	43,689,172	37,576,438	1,560,745	(222,930,744)	--	0.0
Fidelity Consumer Staples Central Fund	211,715,427	30,476,122	18,074,846	(505,816)	(93,020,894)	--	0.0
Fidelity Emerging Markets Debt Central Fund	90,593,706	7,720,464	8,351,212	(711,428)	(2,972,655)	86,278,875	3.2
Fidelity Emerging Markets Debt Local Currency Central Fund	--	44,994,000	--	--	67,491	45,061,491	30.0
Fidelity Emerging Markets Equity Central Fund	556,651,884	26,866,786	41,858,969	(4,439,574)	68,944,229	606,164,356	30.5
Fidelity Energy Central Fund	132,855,984	10,557,938	7,957,892	(1,652,341)	9,639,826	--	0.0
Fidelity Financials Central Fund	588,924,022	63,873,711	64,569,970	(7,174,800)	(125,276,143)	--	0.0
Fidelity Floating Rate Central Fund	45,518,177	3,536,219	4,122,682	(265,637)	(2,186,025)	42,480,052	2.2
Fidelity Health Care Central Fund	434,669,997	73,835,436	49,342,113	2,630,425	(280,380,025)	--	0.0
Fidelity High Income Central Fund	92,722,467	118,989,657	55,447,929	(1,144,654)	6,673,343	161,792,884	6.1
Fidelity Industrials Central Fund	309,350,734	21,759,572	33,945,308	(1,543,218)	(163,867,943)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	421,991,665	100,274,047	65,604,822	289,577	26,285,555	483,236,022	30.3
Fidelity Information Technology Central Fund	736,651,164	170,736,051	122,341,800	20,115,102	(434,177,255)	--	0.0
Fidelity International Credit Central Fund	94,953,312	55,064,950	9,558,906	(119,300)	1,194,668	141,534,724	30.3
Fidelity International Equity Central Fund	785,158,315	143,096,329	83,027,352	(4,859,481)	67,096,730	907,464,541	30.0
Fidelity Investment Grade Bond Central Fund	2,880,244,015	711,446,123	475,564,959	(677,322)	147,524,969	3,262,972,826	11.2
Fidelity Materials Central Fund	76,769,511	14,333,829	11,549,427	(1,816,844)	(25,705,297)	--	0.0
Fidelity Real Estate Equity Central Fund	140,113,734	5,306,862	96,499,141	(24,014,389)	(11,535,265)	13,371,801	1.9
Fidelity U.S. Equity Central Fund	--	1,508,858	6,195,317	(4,430,820)	1,784,019,621	3,666,173,116	16.8
Fidelity Utilities Central Fund	113,626,444	12,582,167	11,473,619	(780,829)	(50,544,940)	--	0.0
	8,357,898,378	1,724,087,012	1,278,121,577	(35,359,576)	648,026,451	9,416,530,688

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$5,193,173,814	$5,193,173,814	$--	$--
Fixed-Income Central Funds	4,223,356,874	4,223,356,874	--	--
Money Market Central Funds	218,675,941	218,675,941	--	--
Other Short-Term Investments	38,424,380	--	38,424,380	--
Investment Companies	150,867,084	150,867,084	--	--
Total Investments in Securities:	$9,824,498,093	$9,786,073,713	$38,424,380	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,207,955)	$(2,207,955)	$--	$--
Total Liabilities	$(2,207,955)	$(2,207,955)	$--	$--
Total Derivative Instruments:	$(2,207,955)	$(2,207,955)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,207,955)
Total Equity Risk	0	(2,207,955)
Total Value of Derivatives	$0	$(2,207,955)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.1%
Cayman Islands	3.7%
United Kingdom	3.1%
Japan	1.9%
Switzerland	1.8%
Netherlands	1.6%
France	1.5%
Germany	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	9.2%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 50%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $150,864,780) — See accompanying schedule: Unaffiliated issuers (cost $169,974,704)	$189,291,464
Fidelity Central Funds (cost $7,096,518,372)	9,635,206,629
Total Investment in Securities (cost $7,266,493,076)		$9,824,498,093
Receivable for investments sold		3,693,427
Receivable for fund shares sold		3,296,962
Distributions receivable from Fidelity Central Funds		10,001
Prepaid expenses		15,270
Other receivables		204,006
Total assets		9,831,717,759
Liabilities
Payable for investments purchased	$59,664
Payable for fund shares redeemed	3,227,007
Accrued management fee	3,876,028
Distribution and service plan fees payable	79,076
Payable for daily variation margin on futures contracts	2,060,941
Other affiliated payables	1,070,282
Other payables and accrued expenses	210,761
Collateral on securities loaned	155,155,500
Total liabilities		165,739,259
Net Assets		$9,665,978,500
Net Assets consist of:
Paid in capital		$7,824,897,067
Total accumulated earnings (loss)		1,841,081,433
Net Assets		$9,665,978,500
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($106,338,742 ÷ 5,501,778 shares)(a)		$19.33
Maximum offering price per share (100/94.25 of $19.33)		$20.51
Class M:
Net Asset Value and redemption price per share ($45,075,762 ÷ 2,334,686 shares)(a)		$19.31
Maximum offering price per share (100/96.50 of $19.31)		$20.01
Class C:
Net Asset Value and offering price per share ($44,989,969 ÷ 2,348,694 shares)(a)		$19.16
Asset Manager 50%:
Net Asset Value, offering price and redemption price per share ($9,387,914,687 ÷ 483,495,468 shares)		$19.42
Class I:
Net Asset Value, offering price and redemption price per share ($55,021,143 ÷ 2,839,101 shares)		$19.38
Class Z:
Net Asset Value, offering price and redemption price per share ($26,638,197 ÷ 1,375,259 shares)		$19.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$9,947,971
Interest		168,495
Income from Fidelity Central Funds (including $21,536 from security lending)		201,155,871
Total income		211,272,337
Expenses
Management fee	$45,444,221
Transfer agent fees	10,960,287
Distribution and service plan fees	921,883
Accounting fees	1,548,022
Custodian fees and expenses	7,617
Independent trustees' fees and expenses	30,267
Registration fees	174,842
Audit	39,509
Legal	15,371
Interest	2,718
Miscellaneous	56,329
Total expenses before reductions	59,201,066
Expense reductions	(96,513)
Total expenses after reductions		59,104,553
Net investment income (loss)		152,167,784
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,281,802
Fidelity Central Funds	(35,325,327)
Futures contracts	(61,881,295)
Capital gain distributions from Fidelity Central Funds	202,588,076
Total net realized gain (loss)		119,663,256
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(13,021,062)
Fidelity Central Funds	648,033,461
Futures contracts	(7,615,062)
Total change in net unrealized appreciation (depreciation)		627,397,337
Net gain (loss)		747,060,593
Net increase (decrease) in net assets resulting from operations		$899,228,377

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,167,784	$169,711,971
Net realized gain (loss)	119,663,256	270,636,372
Change in net unrealized appreciation (depreciation)	627,397,337	(140,953,006)
Net increase (decrease) in net assets resulting from operations	899,228,377	299,395,337
Distributions to shareholders	(384,474,225)	(448,986,882)
Share transactions - net increase (decrease)	(143,015,947)	48,306,274
Total increase (decrease) in net assets	371,738,205	(101,285,271)
Net Assets
Beginning of period	9,294,240,295	9,395,525,566
End of period	$9,665,978,500	$9,294,240,295

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 50% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.22	$18.58	$18.29	$16.91	$16.33
Income from Investment Operations
Net investment income (loss)A	.24	.28	.23	.19	.23
Net realized and unrealized gain (loss)	1.57	.20	.80	1.46	1.21
Total from investment operations	1.81	.48	1.03	1.65	1.44
Distributions from net investment income	(.25)	(.29)	(.21)	(.18)	(.25)
Distributions from net realized gain	(.45)	(.55)	(.53)	(.09)	(.62)
Total distributions	(.70)	(.84)	(.74)	(.27)	(.86)B
Net asset value, end of period	$19.33	$18.22	$18.58	$18.29	$16.91
Total ReturnC,D	10.15%	3.07%	5.74%	9.90%	9.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.94%	.94%	.96%	.96%
Expenses net of fee waivers, if any	.92%	.94%	.94%	.96%	.96%
Expenses net of all reductions	.92%	.94%	.94%	.95%	.96%
Net investment income (loss)	1.32%	1.57%	1.24%	1.08%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$106,339	$95,542	$86,252	$75,623	$77,724
Portfolio turnover rateG	24%	37%	15%	20%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$18.56	$18.27	$16.90	$16.31
Income from Investment Operations
Net investment income (loss)A	.20	.23	.18	.14	.19
Net realized and unrealized gain (loss)	1.57	.21	.80	1.46	1.22
Total from investment operations	1.77	.44	.98	1.60	1.41
Distributions from net investment income	(.20)	(.25)	(.16)	(.14)	(.20)
Distributions from net realized gain	(.45)	(.55)	(.53)	(.09)	(.62)
Total distributions	(.66)B	(.80)	(.69)	(.23)	(.82)
Net asset value, end of period	$19.31	$18.20	$18.56	$18.27	$16.90
Total ReturnC,D	9.89%	2.81%	5.48%	9.57%	8.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.17%	1.18%	1.19%	1.21%	1.22%
Expenses net of fee waivers, if any	1.16%	1.18%	1.19%	1.21%	1.22%
Expenses net of all reductions	1.16%	1.18%	1.19%	1.21%	1.22%
Net investment income (loss)	1.08%	1.33%	.99%	.83%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$45,076	$42,658	$41,222	$36,209	$32,431
Portfolio turnover rateG	24%	37%	15%	20%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.05	$18.42	$18.15	$16.79	$16.21
Income from Investment Operations
Net investment income (loss)A	.10	.14	.09	.05	.11
Net realized and unrealized gain (loss)	1.57	.20	.79	1.46	1.21
Total from investment operations	1.67	.34	.88	1.51	1.32
Distributions from net investment income	(.11)	(.16)	(.08)	(.06)	(.12)
Distributions from net realized gain	(.45)	(.55)	(.53)	(.09)	(.62)
Total distributions	(.56)	(.71)	(.61)	(.15)	(.74)
Net asset value, end of period	$19.16	$18.05	$18.42	$18.15	$16.79
Total ReturnB,C	9.38%	2.25%	4.93%	9.07%	8.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.68%	1.69%	1.70%	1.72%	1.72%
Expenses net of fee waivers, if any	1.68%	1.69%	1.70%	1.72%	1.72%
Expenses net of all reductions	1.68%	1.69%	1.70%	1.71%	1.72%
Net investment income (loss)	.56%	.82%	.49%	.32%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$44,990	$46,487	$51,337	$41,900	$42,706
Portfolio turnover rateF	24%	37%	15%	20%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.30	$18.66	$18.37	$16.98	$16.39
Income from Investment Operations
Net investment income (loss)A	.30	.33	.29	.24	.28
Net realized and unrealized gain (loss)	1.58	.21	.80	1.47	1.22
Total from investment operations	1.88	.54	1.09	1.71	1.50
Distributions from net investment income	(.30)	(.35)	(.26)	(.24)	(.30)
Distributions from net realized gain	(.45)	(.55)	(.53)	(.09)	(.62)
Total distributions	(.76)B	(.90)	(.80)B	(.32)B	(.91)B
Net asset value, end of period	$19.42	$18.30	$18.66	$18.37	$16.98
Total ReturnC	10.51%	3.37%	6.05%	10.26%	9.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.62%	.63%	.63%	.65%	.65%
Expenses net of fee waivers, if any	.62%	.63%	.63%	.64%	.65%
Expenses net of all reductions	.62%	.63%	.63%	.64%	.65%
Net investment income (loss)	1.63%	1.88%	1.55%	1.39%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$9,387,915	$9,026,444	$9,140,811	$8,324,452	$7,566,062
Portfolio turnover rateF	24%	37%	15%	20%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.26	$18.62	$18.33	$16.95	$16.36
Income from Investment Operations
Net investment income (loss)A	.29	.33	.28	.24	.27
Net realized and unrealized gain (loss)	1.58	.20	.80	1.46	1.23
Total from investment operations	1.87	.53	1.08	1.70	1.50
Distributions from net investment income	(.30)	(.34)	(.26)	(.23)	(.29)
Distributions from net realized gain	(.45)	(.55)	(.53)	(.09)	(.62)
Total distributions	(.75)	(.89)	(.79)	(.32)	(.91)
Net asset value, end of period	$19.38	$18.26	$18.62	$18.33	$16.95
Total ReturnB	10.49%	3.33%	6.02%	10.17%	9.53%
Ratios to Average Net AssetsC,D
Expenses before reductions	.65%	.66%	.67%	.68%	.70%
Expenses net of fee waivers, if any	.65%	.66%	.67%	.68%	.70%
Expenses net of all reductions	.65%	.66%	.67%	.68%	.70%
Net investment income (loss)	1.59%	1.85%	1.52%	1.35%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$55,021	$62,141	$75,904	$42,497	$39,673
Portfolio turnover rateE	24%	37%	15%	20%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$18.26	$18.59
Income from Investment Operations
Net investment income (loss)B	.31	.35
Net realized and unrealized gain (loss)	1.57	.23
Total from investment operations	1.88	.58
Distributions from net investment income	(.32)	(.36)
Distributions from net realized gain	(.45)	(.55)
Total distributions	(.77)	(.91)
Net asset value, end of period	$19.37	$18.26
Total ReturnC,D	10.56%	3.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	.55%	.55%G
Expenses net of fee waivers, if any	.54%	.55%G
Expenses net of all reductions	.54%	.55%G
Net investment income (loss)	1.70%	1.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$26,638	$20,968
Portfolio turnover rateH	24%	37%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 60%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	2.8
Microsoft Corp.	2.6
Alphabet, Inc. Class A	1.4
Amazon.com, Inc.	1.2
Facebook, Inc. Class A	0.9
Roche Holding AG (participation certificate)	0.7
Alibaba Group Holding Ltd. sponsored ADR	0.7
UnitedHealth Group, Inc.	0.6
Salesforce.com, Inc.	0.6
Tencent Holdings Ltd	0.5
12.0

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Information Technology	15.4
Financials	14.6
Health Care	8.7
Consumer Discretionary	8.0
Communication Services	6.9

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	15.6%
AAA,AA,A	5.2%
BBB	8.0%
BB and Below	4.2%
Not Rated	1.2%
Equities	63.8%
Short-Term Investments and Net Other Assets	2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	64.6%
Bond Class	33.3%
Short-Term Class	2.1%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Market Funds, was 26.3% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 60%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 61.9%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	942,935	$223,607,673
Fidelity International Equity Central Fund (a)	4,264,738	360,882,090
Fidelity Real Estate Equity Central Fund (a)	41,684	4,505,615
Fidelity U.S. Equity Central Fund (a)	14,204,981	1,430,583,670
TOTAL EQUITY CENTRAL FUNDS
(Cost $1,465,405,085)		2,019,579,048

Fixed-Income Central Funds - 34.3%
High Yield Fixed-Income Funds - 3.4%
Fidelity Emerging Markets Debt Central Fund (a)	3,104,583	27,879,158
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	151,970	15,219,796
Fidelity Floating Rate Central Fund (a)	147,427	14,207,510
Fidelity High Income Central Fund (a)	513,980	53,705,739

TOTAL HIGH YIELD FIXED-INCOME FUNDS		111,012,203

Investment Grade Fixed-Income Funds - 30.9%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,407,025	153,267,204
Fidelity International Credit Central Fund (a)	438,899	45,952,687
Fidelity Investment Grade Bond Central Fund (a)	6,841,965	810,157,055

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,009,376,946

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,018,745,468)		1,120,389,149

Money Market Central Funds - 2.0%
Fidelity Cash Central Fund 0.10% (b)	20,918,113	20,922,296
Fidelity Securities Lending Cash Central Fund 0.10% (b)(c)	45,205,629	45,210,150
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $66,132,446)		66,132,446
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.08% to 0.14% 10/1/20 to 12/24/20 (d)
(Cost $10,518,552)	10,520,000	10,518,435
	Shares	Value

Investment Companies - 2.9%
iShares MSCI Japan ETF (e)	855,231	$50,518,495
Market Vectors Gold Miners ETF	1,120,340	43,872,514
TOTAL INVESTMENT COMPANIES
(Cost $83,299,362)		94,391,009
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $2,644,100,913)		3,311,010,087
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(46,477,117)
NET ASSETS - 100%		$3,264,532,970

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	184	Dec. 2020	$17,049,440	$(337,999)	$(337,999)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	403	Dec. 2020	67,542,800	(440,935)	(440,935)
TOTAL FUTURES CONTRACTS					$(778,934)

The notional amount of futures purchased as a percentage of Net Assets is .5%

The notional amount of futures sold as a percentage of Net Assets is 2.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $71,383,079.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,424,554.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$237,367
Fidelity Communication Services Central Fund	7,171,273
Fidelity Consumer Discretionary Central Fund	4,531,273
Fidelity Consumer Staples Central Fund	2,465,473
Fidelity Emerging Markets Debt Central Fund	1,701,975
Fidelity Emerging Markets Equity Central Fund	5,669,726
Fidelity Energy Central Fund	1,351,010
Fidelity Financials Central Fund	13,953,603
Fidelity Floating Rate Central Fund	775,328
Fidelity Health Care Central Fund	20,596,450
Fidelity High Income Central Fund	1,912,020
Fidelity Industrials Central Fund	2,041,661
Fidelity Inflation-Protected Bond Index Central Fund	2,399,724
Fidelity Information Technology Central Fund	44,327,277
Fidelity International Credit Central Fund	1,620,512
Fidelity International Equity Central Fund	6,280,780
Fidelity Investment Grade Bond Central Fund	23,493,025
Fidelity Materials Central Fund	514,529
Fidelity Real Estate Equity Central Fund	751,114
Fidelity Securities Lending Cash Central Fund	22,280
Fidelity Utilities Central Fund	2,612,076
Total	$144,428,476

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$15,917,632	$67,730	$16,390,279	$(1,819,164)	$2,224,081	$--	0.0
Fidelity Communication Services Central Fund	106,167,767	30,015,555	14,703,669	49,974	(16,083,935)	--	0.0
Fidelity Consumer Discretionary Central Fund	128,356,170	20,888,972	18,862,381	663,641	(56,804,655)	--	0.0
Fidelity Consumer Staples Central Fund	83,499,614	15,871,170	11,231,233	(483,207)	(13,520,656)	--	0.0
Fidelity Emerging Markets Debt Central Fund	28,733,528	3,941,434	3,507,439	(296,152)	(992,213)	27,879,158	1.0
Fidelity Emerging Markets Debt Local Currency Central Fund	--	15,197,000	--	--	22,796	15,219,796	10.1
Fidelity Emerging Markets Equity Central Fund	202,689,185	18,634,151	20,357,968	(3,108,511)	25,750,816	223,607,673	11.3
Fidelity Energy Central Fund	51,781,439	6,512,671	4,560,245	(2,403,660)	12,736,620	--	0.0
Fidelity Financials Central Fund	232,025,574	33,566,805	32,465,580	(5,760,653)	(54,618,106)	--	0.0
Fidelity Floating Rate Central Fund	14,893,624	1,892,676	1,724,779	(121,441)	(732,570)	14,207,510	0.7
Fidelity Health Care Central Fund	171,030,936	35,317,066	26,892,405	1,085,755	(65,679,309)	--	0.0
Fidelity High Income Central Fund	30,335,088	40,144,500	18,547,147	(218,544)	1,991,842	53,705,739	2.0
Fidelity Industrials Central Fund	121,938,637	12,838,022	17,191,593	(1,995,995)	(34,402,499)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	132,243,107	46,316,484	33,505,258	146,255	8,066,616	153,267,204	9.6
Fidelity Information Technology Central Fund	289,704,552	69,107,892	50,801,665	855,916	(91,981,585)	--	0.0
Fidelity International Credit Central Fund	29,711,418	19,771,031	3,852,538	(84,714)	407,490	45,952,687	9.8
Fidelity International Equity Central Fund	285,691,604	103,976,716	54,146,474	(5,906,150)	31,266,394	360,882,090	11.9
Fidelity Investment Grade Bond Central Fund	790,581,145	197,980,301	216,101,673	(2,899)	37,700,181	810,157,055	2.8
Fidelity Materials Central Fund	30,269,377	6,622,058	5,402,111	(629,277)	744,966	--	0.0
Fidelity Real Estate Equity Central Fund	45,907,288	3,553,597	32,799,328	(8,495,190)	(3,660,752)	4,505,615	0.6
Fidelity U.S. Equity Central Fund	--	735,508	4,763,341	(5,279,956)	474,485,515	1,430,583,670	6.6
Fidelity Utilities Central Fund	44,309,417	6,624,148	5,789,035	(592,697)	(14,322,619)	--	0.0
	2,835,787,102	689,575,487	593,596,141	(34,396,669)	242,598,418	3,139,968,197

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$2,019,579,048	$2,019,579,048	$--	$--
Fixed-Income Central Funds	1,120,389,149	1,120,389,149	--	--
Money Market Central Funds	66,132,446	66,132,446	--	--
Other Short-Term Investments	10,518,435	--	10,518,435	--
Investment Companies	94,391,009	94,391,009	--	--
Total Investments in Securities:	$3,311,010,087	$3,300,491,652	$10,518,435	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(778,934)	$(778,934)	$--	$--
Total Liabilities	$(778,934)	$(778,934)	$--	$--
Total Derivative Instruments:	$(778,934)	$(778,934)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(778,934)
Total Equity Risk	0	(778,934)
Total Value of Derivatives	$0	$(778,934)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.7%
Cayman Islands	3.6%
United Kingdom	3.2%
Japan	2.1%
Switzerland	2.0%
France	1.7%
Netherlands	1.7%
Germany	1.1%
Canada	1.1%
Others (Individually Less Than 1%)	9.8%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 60%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $43,959,894) — See accompanying schedule: Unaffiliated issuers (cost $93,817,914)	$104,909,444
Fidelity Central Funds (cost $2,550,282,999)	3,206,100,643
Total Investment in Securities (cost $2,644,100,913)		$3,311,010,087
Receivable for investments sold		2,234,518
Receivable for fund shares sold		1,055,213
Dividends receivable		61,740
Distributions receivable from Fidelity Central Funds		3,804
Prepaid expenses		5,088
Other receivables		2,659
Total assets		3,314,373,109
Liabilities
Payable for investments purchased	$25,942
Payable for fund shares redeemed	2,076,516
Accrued management fee	1,449,432
Distribution and service plan fees payable	99,995
Payable for daily variation margin on futures contracts	538,032
Other affiliated payables	416,361
Other payables and accrued expenses	23,711
Collateral on securities loaned	45,210,150
Total liabilities		49,840,139
Net Assets		$3,264,532,970
Net Assets consist of:
Paid in capital		$2,702,643,282
Total accumulated earnings (loss)		561,889,688
Net Assets		$3,264,532,970
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($129,966,721 ÷ 9,578,172 shares)(a)		$13.57
Maximum offering price per share (100/94.25 of $13.57)		$14.40
Class M:
Net Asset Value and redemption price per share ($49,060,374 ÷ 3,639,153 shares)(a)		$13.48
Maximum offering price per share (100/96.50 of $13.48)		$13.97
Class C:
Net Asset Value and offering price per share ($61,950,258 ÷ 4,662,096 shares)(a)		$13.29
Asset Manager 60%:
Net Asset Value, offering price and redemption price per share ($2,950,009,908 ÷ 216,154,225 shares)		$13.65
Class I:
Net Asset Value, offering price and redemption price per share ($51,428,607 ÷ 3,765,853 shares)		$13.66
Class Z:
Net Asset Value, offering price and redemption price per share ($22,117,102 ÷ 1,620,419 shares)		$13.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$3,602,070
Interest		48,332
Income from Fidelity Central Funds (including $22,280 from security lending)		65,315,110
Total income		68,965,512
Expenses
Management fee	$16,795,031
Transfer agent fees	3,614,531
Distribution and service plan fees	1,202,428
Accounting fees	1,183,840
Custodian fees and expenses	8,815
Independent trustees' fees and expenses	10,088
Registration fees	133,608
Audit	41,152
Legal	10,367
Interest	787
Miscellaneous	18,641
Total expenses before reductions	23,019,288
Expense reductions	(199,780)
Total expenses after reductions		22,819,508
Net investment income (loss)		46,146,004
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,790,827
Fidelity Central Funds	(34,393,962)
Foreign currency transactions	26
Futures contracts	(20,816,984)
Capital gain distributions from Fidelity Central Funds	79,113,366
Total net realized gain (loss)		25,693,273
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,369,007
Fidelity Central Funds	242,598,412
Assets and liabilities in foreign currencies	4,385
Futures contracts	(2,106,038)
Total change in net unrealized appreciation (depreciation)		241,865,766
Net gain (loss)		267,559,039
Net increase (decrease) in net assets resulting from operations		$313,705,043

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,146,004	$49,033,979
Net realized gain (loss)	25,693,273	92,559,135
Change in net unrealized appreciation (depreciation)	241,865,766	(63,422,390)
Net increase (decrease) in net assets resulting from operations	313,705,043	78,170,724
Distributions to shareholders	(130,212,248)	(115,058,389)
Share transactions - net increase (decrease)	33,223,905	68,787,056
Total increase (decrease) in net assets	216,716,700	31,899,391
Net Assets
Beginning of period	3,047,816,270	3,015,916,879
End of period	$3,264,532,970	$3,047,816,270

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 60% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.68	$12.92	$12.42	$11.24	$10.60
Income from Investment Operations
Net investment income (loss)A	.15	.17	.14	.11	.14
Net realized and unrealized gain (loss)	1.24	.06	.69	1.21	.90
Total from investment operations	1.39	.23	.83	1.32	1.04
Distributions from net investment income	(.17)	(.15)	(.11)	(.12)	(.15)
Distributions from net realized gain	(.33)	(.32)	(.22)	(.02)	(.25)
Total distributions	(.50)	(.47)	(.33)	(.14)	(.40)
Net asset value, end of period	$13.57	$12.68	$12.92	$12.42	$11.24
Total ReturnB,C	11.13%	2.24%	6.80%	11.86%	10.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	1.02%	1.02%	1.03%	1.03%
Expenses net of fee waivers, if any	1.00%	1.01%	1.01%	1.03%	1.03%
Expenses net of all reductions	1.00%	1.01%	1.01%	1.02%	1.03%
Net investment income (loss)	1.19%	1.40%	1.12%	.98%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$129,967	$128,269	$130,729	$59,049	$59,027
Portfolio turnover rateF	29%	39%	18%G	18%	21%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.60	$12.84	$12.34	$11.17	$10.55
Income from Investment Operations
Net investment income (loss)A	.12	.14	.11	.09	.11
Net realized and unrealized gain (loss)	1.22	.06	.70	1.19	.88
Total from investment operations	1.34	.20	.81	1.28	.99
Distributions from net investment income	(.13)	(.12)	(.08)	(.09)	(.13)
Distributions from net realized gain	(.33)	(.32)	(.22)	(.02)	(.25)
Total distributions	(.46)	(.44)	(.31)B	(.11)	(.37)B
Net asset value, end of period	$13.48	$12.60	$12.84	$12.34	$11.17
Total ReturnC,D	10.83%	2.01%	6.60%	11.58%	9.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.28%	1.28%	1.28%	1.29%
Expenses net of fee waivers, if any	1.25%	1.25%	1.26%	1.28%	1.29%
Expenses net of all reductions	1.25%	1.25%	1.26%	1.27%	1.28%
Net investment income (loss)	.94%	1.15%	.87%	.73%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$49,060	$49,997	$55,343	$20,860	$16,763
Portfolio turnover rateG	29%	39%	18%H	18%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.42	$12.67	$12.18	$11.04	$10.42
Income from Investment Operations
Net investment income (loss)A	.05	.08	.05	.03	.06
Net realized and unrealized gain (loss)	1.21	.06	.69	1.17	.88
Total from investment operations	1.26	.14	.74	1.20	.94
Distributions from net investment income	(.06)	(.07)	(.02)	(.04)	(.08)
Distributions from net realized gain	(.33)	(.32)	(.22)	(.02)	(.25)
Total distributions	(.39)	(.39)	(.25)B	(.06)	(.32)B
Net asset value, end of period	$13.29	$12.42	$12.67	$12.18	$11.04
Total ReturnC,D	10.29%	1.47%	6.09%	10.94%	9.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.81%	1.79%	1.78%	1.78%
Expenses net of fee waivers, if any	1.76%	1.76%	1.76%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.76%	1.78%	1.78%
Net investment income (loss)	.42%	.64%	.37%	.23%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$61,950	$67,955	$86,887	$37,384	$34,037
Portfolio turnover rateG	29%	39%	18%H	18%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.98	$12.47	$11.29	$10.66
Income from Investment Operations
Net investment income (loss)A	.19	.21	.18	.15	.17
Net realized and unrealized gain (loss)	1.25	.06	.70	1.21	.90
Total from investment operations	1.44	.27	.88	1.36	1.07
Distributions from net investment income	(.21)	(.18)	(.15)	(.15)	(.19)
Distributions from net realized gain	(.33)	(.32)	(.22)	(.02)	(.25)
Total distributions	(.54)	(.50)	(.37)	(.18)B	(.44)
Net asset value, end of period	$13.65	$12.75	$12.98	$12.47	$11.29
Total ReturnC	11.50%	2.60%	7.17%	12.19%	10.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.70%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.68%	.69%	.70%	.71%	.71%
Expenses net of all reductions	.68%	.69%	.70%	.71%	.71%
Net investment income (loss)	1.51%	1.71%	1.44%	1.30%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,950,010	$2,727,092	$2,679,353	$1,821,025	$1,426,502
Portfolio turnover rateF	29%	39%	18%G	18%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.76	$12.99	$12.48	$11.30	$10.66
Income from Investment Operations
Net investment income (loss)A	.19	.21	.18	.15	.17
Net realized and unrealized gain (loss)	1.24	.05	.70	1.20	.90
Total from investment operations	1.43	.26	.88	1.35	1.07
Distributions from net investment income	(.20)	(.17)	(.14)	(.15)	(.18)
Distributions from net realized gain	(.33)	(.32)	(.22)	(.02)	(.25)
Total distributions	(.53)	(.49)	(.37)B	(.17)	(.43)
Net asset value, end of period	$13.66	$12.76	$12.99	$12.48	$11.30
Total ReturnC	11.44%	2.56%	7.12%	12.16%	10.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.74%	.74%
Expenses net of all reductions	.73%	.73%	.74%	.74%	.74%
Net investment income (loss)	1.46%	1.67%	1.39%	1.26%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$51,429	$55,379	$63,604	$26,423	$18,651
Portfolio turnover rateF	29%	39%	18%G	18%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.76	$12.97
Income from Investment Operations
Net investment income (loss)B	.20	.22
Net realized and unrealized gain (loss)	1.24	.08
Total from investment operations	1.44	.30
Distributions from net investment income	(.22)	(.19)
Distributions from net realized gain	(.33)	(.32)
Total distributions	(.55)	(.51)
Net asset value, end of period	$13.65	$12.76
Total ReturnC,D	11.50%	2.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.63%G
Expenses net of fee waivers, if any	.62%	.63%G
Expenses net of all reductions	.62%	.63%G
Net investment income (loss)	1.57%	1.77%G
Supplemental Data
Net assets, end of period (000 omitted)	$22,117	$19,124
Portfolio turnover rateH	29%	39%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 70%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	3.3
Microsoft Corp.	3.1
Alphabet, Inc. Class A	1.6
Amazon.com, Inc.	1.4
Facebook, Inc. Class A	1.0
Roche Holding AG (participation certificate)	0.8
Alibaba Group Holding Ltd. sponsored ADR	0.8
Salesforce.com, Inc.	0.7
Adobe, Inc.	0.7
UnitedHealth Group, Inc.	0.7
14.1

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Information Technology	18.1
Financials	13.1
Health Care	9.9
Consumer Discretionary	9.3
Communication Services	7.3

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	10.3%
AAA,AA,A	3.1%
BBB	4.5%
BB and Below	3.9%
Not Rated	0.8%
Equities	75.2%
Short-Term Investments and Net Other Assets	2.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	75.7%
Bond Class	22.1%
Short-Term Class	2.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 28.6% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 70%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 72.9%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	1,776,593	$421,301,253
Fidelity International Equity Central Fund (a)	8,910,548	754,010,575
Fidelity Real Estate Equity Central Fund (a)	70,543	7,624,993
Fidelity U.S. Equity Central Fund (a)	28,527,083	2,872,962,504
TOTAL EQUITY CENTRAL FUNDS
(Cost $2,479,232,192)		4,055,899,325

Fixed-Income Central Funds - 22.8%
High Yield Fixed-Income Funds - 3.4%
Fidelity Emerging Markets Debt Central Fund (a)	5,325,093	47,819,338
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	258,180	25,856,727
Fidelity Floating Rate Central Fund (a)	248,626	23,960,132
Fidelity High Income Central Fund (a)	857,044	89,552,559

TOTAL HIGH YIELD FIXED-INCOME FUNDS		187,188,756

Investment Grade Fixed-Income Funds - 19.4%
Fidelity Inflation-Protected Bond Index Central Fund (a)	2,047,378	223,020,904
Fidelity International Credit Central Fund (a)	739,475	77,423,084
Fidelity Investment Grade Bond Central Fund (a)	6,580,925	779,247,359

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,079,691,347

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,147,450,460)		1,266,880,103

Money Market Central Funds - 2.2%
Fidelity Cash Central Fund 0.10% (b)	32,707,406	32,713,948
Fidelity Securities Lending Cash Central Fund 0.10% (b)(c)	88,807,619	88,816,500
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $121,530,448)		121,530,448
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.14% 10/1/20 to 11/27/20 (d)
(Cost $19,397,208)	19,400,000	19,397,064
	Shares	Value

Investment Companies - 3.4%
iShares MSCI Japan ETF (e)	1,462,015	$86,361,226
Market Vectors Gold Miners ETF	2,566,077	100,487,575
TOTAL INVESTMENT COMPANIES
(Cost $161,313,067)		186,848,801
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $3,928,923,375)		5,650,555,741
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(90,749,024)
NET ASSETS - 100%		$5,559,806,717

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	84	Dec. 2020	$7,783,440	$(154,116)	$(154,116)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	944	Dec. 2020	158,214,400	(1,032,859)	(1,032,859)
TOTAL FUTURES CONTRACTS					$(1,186,975)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

The notional amount of futures sold as a percentage of Net Assets is 2.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $134,550,665.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,455,593.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$470,740
Fidelity Communication Services Central Fund	14,384,210
Fidelity Consumer Discretionary Central Fund	9,064,311
Fidelity Consumer Staples Central Fund	4,922,911
Fidelity Emerging Markets Debt Central Fund	2,925,337
Fidelity Emerging Markets Equity Central Fund	10,774,032
Fidelity Energy Central Fund	2,715,686
Fidelity Financials Central Fund	27,937,471
Fidelity Floating Rate Central Fund	1,313,104
Fidelity Health Care Central Fund	41,317,907
Fidelity High Income Central Fund	3,213,284
Fidelity Industrials Central Fund	4,075,181
Fidelity Inflation-Protected Bond Index Central Fund	4,074,331
Fidelity Information Technology Central Fund	88,696,153
Fidelity International Credit Central Fund	2,747,472
Fidelity International Equity Central Fund	12,848,539
Fidelity Investment Grade Bond Central Fund	23,617,850
Fidelity Materials Central Fund	1,020,603
Fidelity Money Market Central Fund	8,796
Fidelity Real Estate Equity Central Fund	1,278,439
Fidelity Securities Lending Cash Central Fund	23,068
Fidelity Utilities Central Fund	5,236,048
Total	$262,665,473

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$32,647,589	$117,371	$33,651,238	$(3,678,143)	$4,564,421	$--	0.0
Fidelity Communication Services Central Fund	214,706,153	52,584,087	24,538,807	886,088	(38,830,783)	--	0.0
Fidelity Consumer Discretionary Central Fund	259,168,069	33,835,609	32,141,288	1,862,495	(177,833,958)	--	0.0
Fidelity Consumer Staples Central Fund	167,998,481	25,654,516	17,559,043	(349,551)	(67,905,828)	--	0.0
Fidelity Emerging Markets Debt Central Fund	50,124,298	4,737,975	5,044,076	(308,092)	(1,690,767)	47,819,338	1.8
Fidelity Emerging Markets Debt Local Currency Central Fund	--	25,818,000	--	--	38,727	25,856,727	17.2
Fidelity Emerging Markets Equity Central Fund	387,591,447	22,667,557	34,594,248	(2,351,298)	47,987,795	421,301,253	21.2
Fidelity Energy Central Fund	105,217,969	8,986,361	7,553,738	(2,423,365)	12,996,162	--	0.0
Fidelity Financials Central Fund	468,510,330	49,401,551	54,855,457	(6,634,232)	(73,722,941)	--	0.0
Fidelity Floating Rate Central Fund	25,630,848	2,233,476	2,550,654	(164,725)	(1,188,813)	23,960,132	1.3
Fidelity Health Care Central Fund	345,447,334	55,949,744	42,238,995	3,970,075	(224,052,139)	--	0.0
Fidelity High Income Central Fund	52,270,910	65,921,180	31,705,138	(719,861)	3,785,468	89,552,559	3.4
Fidelity Industrials Central Fund	246,122,879	16,510,391	28,933,525	(1,311,003)	(132,694,199)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	228,872,976	59,225,633	78,536,004	1,400,557	12,057,742	223,020,904	14.0
Fidelity Information Technology Central Fund	585,401,625	112,766,709	82,159,521	13,543,426	(355,286,097)	--	0.0
Fidelity International Credit Central Fund	51,087,935	31,533,518	5,819,874	(29,299)	650,804	77,423,084	16.6
Fidelity International Equity Central Fund	594,388,542	175,591,362	73,460,600	(2,694,359)	60,185,630	754,010,575	25.0
Fidelity Investment Grade Bond Central Fund	828,735,842	172,400,705	258,106,186	1,800,931	34,416,067	779,247,359	2.7
Fidelity Materials Central Fund	60,235,086	11,652,965	9,425,603	(676,994)	(21,068,201)	--	0.0
Fidelity Real Estate Equity Central Fund	79,036,568	3,347,238	54,573,435	(13,757,931)	(6,427,447)	7,624,993	1.1
Fidelity U.S. Equity Central Fund	--	130,217	7,448,758	(5,766,603)	1,387,104,250	2,872,962,504	13.2
Fidelity Utilities Central Fund	89,802,096	9,687,172	9,405,013	(528,901)	(41,824,793)	--	0.0
	4,872,996,977	940,753,337	894,301,201	(17,930,785)	421,261,100	5,322,779,428

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$4,055,899,325	$4,055,899,325	$--	$--
Fixed-Income Central Funds	1,266,880,103	1,266,880,103	--	--
Money Market Central Funds	121,530,448	121,530,448	--	--
Other Short-Term Investments	19,397,064	--	19,397,064	--
Investment Companies	186,848,801	186,848,801	--	--
Total Investments in Securities:	$5,650,555,741	$5,631,158,677	$19,397,064	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(1,186,975)	$(1,186,975)	$--	$--
Total Liabilities	$(1,186,975)	$(1,186,975)	$--	$--
Total Derivative Instruments:	$(1,186,975)	$(1,186,975)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,186,975)
Total Equity Risk	0	(1,186,975)
Total Value of Derivatives	$0	$(1,186,975)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	71.4%
Cayman Islands	3.3%
United Kingdom	3.3%
Japan	2.6%
Switzerland	2.3%
France	1.9%
Netherlands	1.7%
Canada	1.4%
Germany	1.3%
Korea (South)	1.0%
Others (Individually Less Than 1%)	9.8%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 70%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $86,360,340) — See accompanying schedule: Unaffiliated issuers (cost $180,710,275)	$206,245,865
Fidelity Central Funds (cost $3,748,213,100)	5,444,309,876
Total Investment in Securities (cost $3,928,923,375)		$5,650,555,741
Receivable for investments sold		5,363,861
Receivable for fund shares sold		1,243,424
Distributions receivable from Fidelity Central Funds		6,835
Prepaid expenses		8,629
Other receivables		32,755
Total assets		5,657,211,245
Liabilities
Payable for investments purchased	$5,529
Payable for fund shares redeemed	4,285,039
Accrued management fee	2,467,613
Distribution and service plan fees payable	100,159
Payable for daily variation margin on futures contracts	1,030,939
Other affiliated payables	658,486
Other payables and accrued expenses	40,263
Collateral on securities loaned	88,816,500
Total liabilities		97,404,528
Net Assets		$5,559,806,717
Net Assets consist of:
Paid in capital		$4,207,269,407
Total accumulated earnings (loss)		1,352,537,310
Net Assets		$5,559,806,717
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($179,403,990 ÷ 7,580,335 shares)(a)		$23.67
Maximum offering price per share (100/94.25 of $23.67)		$25.11
Class M:
Net Asset Value and redemption price per share ($69,249,606 ÷ 2,928,610 shares)(a)		$23.65
Maximum offering price per share (100/96.50 of $23.65)		$24.51
Class C:
Net Asset Value and offering price per share ($40,240,498 ÷ 1,712,462 shares)(a)		$23.50
Asset Manager 70%:
Net Asset Value, offering price and redemption price per share ($5,203,793,730 ÷ 219,215,932 shares)		$23.74
Class I:
Net Asset Value, offering price and redemption price per share ($38,396,388 ÷ 1,616,868 shares)		$23.75
Class Z:
Net Asset Value, offering price and redemption price per share ($28,722,505 ÷ 1,210,803 shares)		$23.72

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$6,733,242
Interest		77,832
Income from Fidelity Central Funds (including $23,068 from security lending)		105,707,645
Total income		112,518,719
Expenses
Management fee	$28,558,408
Transfer agent fees	6,279,986
Distribution and service plan fees	1,153,544
Accounting fees	1,381,582
Custodian fees and expenses	6,633
Independent trustees' fees and expenses	17,189
Registration fees	131,964
Audit	39,740
Legal	9,033
Interest	1,440
Miscellaneous	32,004
Total expenses before reductions	37,611,523
Expense reductions	(82,179)
Total expenses after reductions		37,529,344
Net investment income (loss)		74,989,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,884,958)
Fidelity Central Funds	(17,930,576)
Futures contracts	(44,311,442)
Capital gain distributions from Fidelity Central Funds	156,957,828
Total net realized gain (loss)		92,830,852
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,736,336
Fidelity Central Funds	421,261,059
Futures contracts	(3,299,409)
Total change in net unrealized appreciation (depreciation)		425,697,986
Net gain (loss)		518,528,838
Net increase (decrease) in net assets resulting from operations		$593,518,213

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,989,375	$79,323,993
Net realized gain (loss)	92,830,852	225,584,843
Change in net unrealized appreciation (depreciation)	425,697,986	(235,858,957)
Net increase (decrease) in net assets resulting from operations	593,518,213	69,049,879
Distributions to shareholders	(278,845,625)	(282,804,003)
Share transactions - net increase (decrease)	(13,377,148)	28,857,702
Total increase (decrease) in net assets	301,295,440	(184,896,422)
Net Assets
Beginning of period	5,258,511,277	5,443,407,699
End of period	$5,559,806,717	$5,258,511,277

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 70% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.21	$23.27	$22.26	$19.78	$18.84
Income from Investment Operations
Net investment income (loss)A	.25	.27	.23	.19	.22
Net realized and unrealized gain (loss)	2.32	(.17)	1.59	2.53	1.70
Total from investment operations	2.57	.10	1.82	2.72	1.92
Distributions from net investment income	(.28)	(.25)	(.19)	(.20)	(.25)
Distributions from net realized gain	(.83)	(.91)	(.62)	(.04)	(.73)
Total distributions	(1.11)	(1.16)	(.81)	(.24)	(.98)
Net asset value, end of period	$23.67	$22.21	$23.27	$22.26	$19.78
Total ReturnB,C	11.81%	1.16%	8.31%	13.89%	10.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.99%	1.00%	1.00%	1.02%	1.02%
Expenses net of fee waivers, if any	.98%	1.00%	1.00%	1.01%	1.02%
Expenses net of all reductions	.98%	1.00%	1.00%	1.01%	1.02%
Net investment income (loss)	1.11%	1.25%	.99%	.90%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$179,404	$166,280	$155,622	$146,562	$146,585
Portfolio turnover rateF	27%	41%	21%	19%	21%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.19	$23.24	$22.25	$19.77	$18.82
Income from Investment Operations
Net investment income (loss)A	.19	.22	.17	.13	.17
Net realized and unrealized gain (loss)	2.33	(.17)	1.58	2.54	1.70
Total from investment operations	2.52	.05	1.75	2.67	1.87
Distributions from net investment income	(.23)	(.19)	(.14)	(.15)	(.20)
Distributions from net realized gain	(.83)	(.91)	(.62)	(.04)	(.73)
Total distributions	(1.06)	(1.10)	(.76)	(.19)	(.92)B
Net asset value, end of period	$23.65	$22.19	$23.24	$22.25	$19.77
Total ReturnC,D	11.56%	.90%	7.99%	13.63%	10.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.24%	1.25%	1.27%	1.28%
Expenses net of fee waivers, if any	1.23%	1.24%	1.25%	1.27%	1.28%
Expenses net of all reductions	1.23%	1.24%	1.25%	1.27%	1.28%
Net investment income (loss)	.87%	1.01%	.74%	.64%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$69,250	$63,064	$61,587	$53,245	$48,149
Portfolio turnover rateG	27%	41%	21%	19%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.03	$23.06	$22.08	$19.63	$18.69
Income from Investment Operations
Net investment income (loss)A	.08	.11	.05	.03	.08
Net realized and unrealized gain (loss)	2.30	(.15)	1.57	2.51	1.69
Total from investment operations	2.38	(.04)	1.62	2.54	1.77
Distributions from net investment income	(.08)	(.07)	(.03)	(.05)	(.10)
Distributions from net realized gain	(.83)	(.91)	(.62)	(.04)	(.73)
Total distributions	(.91)	(.99)B	(.64)B	(.09)	(.83)
Net asset value, end of period	$23.50	$22.03	$23.06	$22.08	$19.63
Total ReturnC,D	10.98%	.42%	7.46%	13.00%	9.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.75%	1.75%	1.77%	1.78%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.77%	1.78%
Expenses net of all reductions	1.74%	1.75%	1.75%	1.77%	1.78%
Net investment income (loss)	.36%	.50%	.24%	.14%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$40,240	$42,547	$63,398	$59,046	$56,605
Portfolio turnover rateG	27%	41%	21%	19%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.27	$23.33	$22.33	$19.84	$18.89
Income from Investment Operations
Net investment income (loss)A	.32	.34	.30	.25	.28
Net realized and unrealized gain (loss)	2.33	(.17)	1.58	2.54	1.71
Total from investment operations	2.65	.17	1.88	2.79	1.99
Distributions from net investment income	(.35)	(.31)	(.26)	(.26)	(.31)
Distributions from net realized gain	(.83)	(.91)	(.62)	(.04)	(.73)
Total distributions	(1.18)	(1.23)B	(.88)	(.30)	(1.04)
Net asset value, end of period	$23.74	$22.27	$23.33	$22.33	$19.84
Total ReturnC	12.14%	1.51%	8.57%	14.25%	10.97%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.69%	.71%	.72%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.71%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.71%
Net investment income (loss)	1.42%	1.56%	1.30%	1.20%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$5,203,794	$4,893,270	$5,088,118	$4,673,798	$3,996,905
Portfolio turnover rateF	27%	41%	21%	19%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.27	$23.33	$22.33	$19.85	$18.90
Income from Investment Operations
Net investment income (loss)A	.31	.33	.29	.24	.28
Net realized and unrealized gain (loss)	2.34	(.17)	1.58	2.54	1.70
Total from investment operations	2.65	.16	1.87	2.78	1.98
Distributions from net investment income	(.34)	(.30)	(.25)	(.26)	(.30)
Distributions from net realized gain	(.83)	(.91)	(.62)	(.04)	(.73)
Total distributions	(1.17)	(1.22)B	(.87)	(.30)	(1.03)
Net asset value, end of period	$23.75	$22.27	$23.33	$22.33	$19.85
Total ReturnC	12.14%	1.46%	8.53%	14.22%	10.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.72%	.72%	.74%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.74%	.74%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.74%
Net investment income (loss)	1.39%	1.53%	1.27%	1.17%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$38,396	$68,475	$74,682	$79,461	$42,321
Portfolio turnover rateF	27%	41%	21%	19%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$22.26	$23.29
Income from Investment Operations
Net investment income (loss)B	.33	.35
Net realized and unrealized gain (loss)	2.33	(.13)
Total from investment operations	2.66	.22
Distributions from net investment income	(.37)	(.34)
Distributions from net realized gain	(.83)	(.91)
Total distributions	(1.20)	(1.25)
Net asset value, end of period	$23.72	$22.26
Total ReturnC,D	12.21%	1.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.62%G
Expenses net of fee waivers, if any	.60%	.61%G
Expenses net of all reductions	.60%	.61%G
Net investment income (loss)	1.49%	1.64%G
Supplemental Data
Net assets, end of period (000 omitted)	$28,723	$24,876
Portfolio turnover rateH	27%	41%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 85%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Apple, Inc.	3.8
Microsoft Corp.	3.6
Alphabet, Inc. Class A	1.9
Amazon.com, Inc.	1.6
Facebook, Inc. Class A	1.2
Roche Holding AG (participation certificate)	1.0
Alibaba Group Holding Ltd. sponsored ADR	0.9
UnitedHealth Group, Inc.	0.8
Salesforce.com, Inc.	0.8
Adobe, Inc.	0.7
16.3

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Information Technology	20.5
Financials	12.3
Health Care	11.1
Consumer Discretionary	10.7
Communication Services	8.3

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	5.2%
AAA,AA,A	1.2%
BBB	1.2%
BB and Below	2.6%
Not Rated	0.2%
Equities	87.6%
Short-Term Investments and Net Other Assets	2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stock Class and Equity Futures	89.4%
Bond Class	10.5%
Short-Term Class	0.1%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 39.1% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 85%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 85.1%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	1,049,521	$248,883,467
Fidelity International Equity Central Fund (a)	5,182,118	438,510,847
Fidelity Real Estate Equity Central Fund (a)	35,519	3,839,228
Fidelity U.S. Equity Central Fund (a)	16,849,458	1,696,908,927
TOTAL EQUITY CENTRAL FUNDS
(Cost $1,584,797,311)		2,388,142,469

Fixed-Income Central Funds - 10.8%
High Yield Fixed-Income Funds - 2.6%
Fidelity Emerging Markets Debt Central Fund (a)	1,398,993	12,562,957
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	129,440	12,963,416
Fidelity High Income Central Fund (a)	451,728	47,201,042

TOTAL HIGH YIELD FIXED-INCOME FUNDS		72,727,415

Investment Grade Fixed-Income Funds - 8.2%
Fidelity Inflation-Protected Bond Index Central Fund (a)	960,178	104,592,243
Fidelity International Credit Central Fund (a)	373,500	39,105,459
Fidelity Investment Grade Bond Central Fund (a)	722,769	85,583,038

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		229,280,740

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $284,668,910)		302,008,155

Money Market Central Funds - 0.7%
Fidelity Cash Central Fund 0.10% (b)	1,274,829	1,275,084
Fidelity Securities Lending Cash Central Fund 0.10% (b)(c)	17,214,829	17,216,550
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $18,491,634)		18,491,634
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.13% 10/8/20 to 12/3/20 (d)
(Cost $9,448,796)	9,450,000	9,448,826
	Shares	Value

Investment Companies - 3.7%
iShares MSCI Japan ETF (e)	724,970	$42,823,978
Market Vectors Gold Miners ETF	1,597,609	62,562,368
TOTAL INVESTMENT COMPANIES
(Cost $90,826,377)		105,386,346
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,988,233,028)		2,823,477,430
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(18,167,532)
NET ASSETS - 100%		$2,805,309,898

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	438	Dec. 2020	$40,585,080	$(804,286)	$(804,286)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	164	Dec. 2020	27,486,400	(179,437)	(179,437)
TOTAL FUTURES CONTRACTS					$(983,723)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

The notional amount of futures sold as a percentage of Net Assets is 1.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $60,062,691.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,529,044.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$536,215
Fidelity Communication Services Central Fund	8,389,463
Fidelity Consumer Discretionary Central Fund	5,214,169
Fidelity Consumer Staples Central Fund	2,872,966
Fidelity Emerging Markets Debt Central Fund	302,120
Fidelity Emerging Markets Equity Central Fund	5,856,697
Fidelity Energy Central Fund	1,576,175
Fidelity Financials Central Fund	16,287,315
Fidelity Floating Rate Central Fund	125,271
Fidelity Health Care Central Fund	24,423,458
Fidelity High Income Central Fund	1,027,737
Fidelity Industrials Central Fund	2,366,677
Fidelity Inflation-Protected Bond Index Central Fund	545,416
Fidelity Information Technology Central Fund	52,286,029
Fidelity International Credit Central Fund	1,353,887
Fidelity International Equity Central Fund	7,578,185
Fidelity Investment Grade Bond Central Fund	3,036,408
Fidelity Materials Central Fund	597,112
Fidelity Real Estate Equity Central Fund	615,141
Fidelity Securities Lending Cash Central Fund	21,667
Fidelity Utilities Central Fund	3,034,749
Total	$138,046,857

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$18,010,309	$8,827	$18,524,615	$(2,005,483)	$2,510,962	$--	0.0
Fidelity Communication Services Central Fund	121,146,428	38,579,341	15,099,432	138,556	(19,306,134)	--	0.0
Fidelity Consumer Discretionary Central Fund	145,851,157	29,200,070	19,939,062	696,615	(86,084,411)	--	0.0
Fidelity Consumer Staples Central Fund	94,912,045	20,548,211	10,818,934	(200,372)	(24,088,927)	--	0.0
Fidelity Emerging Markets Debt Central Fund	23,998,807	13,362,396	24,599,801	(314,019)	115,574	12,562,957	0.5
Fidelity Emerging Markets Debt Local Currency Central Fund	--	12,944,000	--	--	19,416	12,963,416	8.6
Fidelity Emerging Markets Equity Central Fund	209,258,176	36,394,553	21,696,826	(2,305,403)	27,232,967	248,883,467	12.5
Fidelity Energy Central Fund	59,111,288	8,627,733	4,813,540	(1,345,420)	12,459,799	--	0.0
Fidelity Financials Central Fund	264,480,828	44,396,305	34,241,471	(3,758,891)	(63,984,377)	--	0.0
Fidelity Floating Rate Central Fund	12,352,802	209,941	12,470,417	(175,177)	82,851	--	0.0
Fidelity Health Care Central Fund	195,374,361	46,341,267	26,248,359	(12,070)	(105,256,450)	--	0.0
Fidelity High Income Central Fund	25,117,089	47,828,623	27,816,828	663,386	1,408,772	47,201,042	1.8
Fidelity Industrials Central Fund	138,134,573	18,255,817	17,694,496	(819,430)	(59,159,227)	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	103,551,980	100,400,350	103,485,226	2,009,158	2,115,981	104,592,243	6.6
Fidelity Information Technology Central Fund	330,757,551	88,844,078	50,927,995	1,565,489	(158,963,247)	--	0.0
Fidelity International Credit Central Fund	25,069,783	16,767,002	3,069,157	(15,577)	353,408	39,105,459	8.4
Fidelity International Equity Central Fund	337,777,369	113,444,291	49,710,629	(2,766,888)	39,766,704	438,510,847	14.5
Fidelity Investment Grade Bond Central Fund	166,457,516	60,255,452	144,918,002	553,567	3,234,505	85,583,038	0.3
Fidelity Materials Central Fund	34,050,837	9,121,352	6,064,913	(773,330)	(5,264,405)	--	0.0
Fidelity Real Estate Equity Central Fund	38,179,205	2,703,756	27,071,397	(7,076,325)	(2,896,011)	3,839,228	0.5
Fidelity U.S. Equity Central Fund	--	5,655,933	17,377,967	(14,775,587)	702,915,980	1,696,908,927	7.8
Fidelity Utilities Central Fund	50,854,081	8,409,038	5,941,855	(264,288)	(20,295,216)	--	0.0
	2,394,446,185	722,298,336	642,530,922	(30,981,489)	246,918,514	2,690,150,624

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$2,388,142,469	$2,388,142,469	$--	$--
Fixed-Income Central Funds	302,008,155	302,008,155	--	--
Money Market Central Funds	18,491,634	18,491,634	--	--
Other Short-Term Investments	9,448,826	--	9,448,826	--
Investment Companies	105,386,346	105,386,346	--	--
Total Investments in Securities:	$2,823,477,430	$2,814,028,604	$9,448,826	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(983,723)	$(983,723)	$--	$--
Total Liabilities	$(983,723)	$(983,723)	$--	$--
Total Derivative Instruments:	$(983,723)	$(983,723)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(983,723)
Total Equity Risk	0	(983,723)
Total Value of Derivatives	$0	$(983,723)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.9%
United Kingdom	3.3%
Cayman Islands	3.2%
Japan	3.0%
Switzerland	2.6%
France	2.3%
Netherlands	2.0%
Canada	1.6%
Germany	1.5%
Korea (South)	1.2%
India	1.0%
Others (Individually Less Than 1%)	9.4%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 85%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $16,740,438) — See accompanying schedule: Unaffiliated issuers (cost $100,275,173)	$114,835,172
Fidelity Central Funds (cost $1,887,957,855)	2,708,642,258
Total Investment in Securities (cost $1,988,233,028)		$2,823,477,430
Receivable for investments sold		1,183,451
Receivable for fund shares sold		6,137,431
Distributions receivable from Fidelity Central Funds		1,358
Prepaid expenses		4,291
Total assets		2,830,803,961
Liabilities
Payable for investments purchased	$5,377,950
Payable for fund shares redeemed	751,981
Accrued management fee	1,241,182
Distribution and service plan fees payable	84,265
Payable for daily variation margin on futures contracts	442,243
Other affiliated payables	363,712
Other payables and accrued expenses	16,180
Collateral on securities loaned	17,216,550
Total liabilities		25,494,063
Net Assets		$2,805,309,898
Net Assets consist of:
Paid in capital		$2,134,561,282
Total accumulated earnings (loss)		670,748,616
Net Assets		$2,805,309,898
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($143,117,096 ÷ 6,903,799 shares)(a)		$20.73
Maximum offering price per share (100/94.25 of $20.73)		$21.99
Class M:
Net Asset Value and redemption price per share ($40,603,958 ÷ 1,973,901 shares)(a)		$20.57
Maximum offering price per share (100/96.50 of $20.57)		$21.32
Class C:
Net Asset Value and offering price per share ($44,510,398 ÷ 2,191,840 shares)(a)		$20.31
Asset Manager 85%:
Net Asset Value, offering price and redemption price per share ($2,520,790,349 ÷ 120,240,484 shares)		$20.96
Class I:
Net Asset Value, offering price and redemption price per share ($31,605,558 ÷ 1,511,444 shares)		$20.91
Class Z:
Net Asset Value, offering price and redemption price per share ($24,682,539 ÷ 1,182,512 shares)		$20.87

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$3,801,563
Interest		36,257
Income from Fidelity Central Funds (including $21,667 from security lending)		48,089,087
Total income		51,926,907
Expenses
Management fee	$14,049,614
Transfer agent fees	3,362,765
Distribution and service plan fees	934,613
Accounting fees	783,245
Custodian fees and expenses	5,999
Independent trustees' fees and expenses	8,408
Registration fees	116,657
Audit	39,740
Legal	4,603
Interest	367
Miscellaneous	15,622
Total expenses before reductions	19,321,633
Expense reductions	(75,287)
Total expenses after reductions		19,246,346
Net investment income (loss)		32,680,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,208,122)
Fidelity Central Funds	(30,984,725)
Futures contracts	(21,445,562)
Capital gain distributions from Fidelity Central Funds	89,957,770
Total net realized gain (loss)		35,319,361
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,747,621
Fidelity Central Funds	246,918,515
Futures contracts	(950,619)
Total change in net unrealized appreciation (depreciation)		251,715,517
Net gain (loss)		287,034,878
Net increase (decrease) in net assets resulting from operations		$319,715,439

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,680,561	$32,979,401
Net realized gain (loss)	35,319,361	113,853,957
Change in net unrealized appreciation (depreciation)	251,715,517	(144,599,362)
Net increase (decrease) in net assets resulting from operations	319,715,439	2,233,996
Distributions to shareholders	(144,716,033)	(118,486,707)
Share transactions - net increase (decrease)	89,303,172	28,013,859
Total increase (decrease) in net assets	264,302,578	(88,238,852)
Net Assets
Beginning of period	2,541,007,320	2,629,246,172
End of period	$2,805,309,898	$2,541,007,320

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 85% Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.30	$20.36	$19.02	$16.45	$15.42
Income from Investment Operations
Net investment income (loss)A	.19	.20	.16	.13	.14
Net realized and unrealized gain (loss)	2.29	(.37)	1.77	2.61	1.59
Total from investment operations	2.48	(.17)	1.93	2.74	1.73
Distributions from net investment income	(.22)	(.17)	(.14)	(.13)	(.17)
Distributions from net realized gain	(.84)	(.72)	(.45)	(.05)	(.53)
Total distributions	(1.05)B	(.89)	(.59)	(.17)B	(.70)
Net asset value, end of period	$20.73	$19.30	$20.36	$19.02	$16.45
Total ReturnC,D	13.11%	(.11)%	10.29%	16.83%	11.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.01%	1.02%	1.04%	1.05%
Expenses net of fee waivers, if any	.99%	1.01%	1.02%	1.04%	1.05%
Expenses net of all reductions	.99%	1.01%	1.02%	1.03%	1.05%
Net investment income (loss)	.97%	1.06%	.80%	.74%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$143,117	$125,168	$115,447	$92,868	$78,147
Portfolio turnover rateG	41%	47%	24%	23%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.17	$20.22	$18.91	$16.34	$15.32
Income from Investment Operations
Net investment income (loss)A	.14	.15	.10	.08	.10
Net realized and unrealized gain (loss)	2.27	(.36)	1.75	2.61	1.58
Total from investment operations	2.41	(.21)	1.85	2.69	1.68
Distributions from net investment income	(.18)	(.13)	(.09)	(.07)	(.13)
Distributions from net realized gain	(.84)	(.72)	(.45)	(.05)	(.53)
Total distributions	(1.01)B	(.84)B	(.54)	(.12)	(.66)
Net asset value, end of period	$20.57	$19.17	$20.22	$18.91	$16.34
Total ReturnC,D	12.81%	(.35)%	9.94%	16.54%	11.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.25%	1.27%	1.29%	1.31%	1.32%
Expenses net of fee waivers, if any	1.25%	1.27%	1.29%	1.31%	1.32%
Expenses net of all reductions	1.25%	1.27%	1.29%	1.31%	1.32%
Net investment income (loss)	.72%	.80%	.53%	.46%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$40,604	$33,611	$31,371	$24,207	$19,582
Portfolio turnover rateG	41%	47%	24%	23%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.92	$19.95	$18.65	$16.14	$15.14
Income from Investment Operations
Net investment income (loss)A	.04	.06	.01	–B	.02
Net realized and unrealized gain (loss)	2.24	(.35)	1.74	2.56	1.57
Total from investment operations	2.28	(.29)	1.75	2.56	1.59
Distributions from net investment income	(.06)	(.02)	–B	(.01)	(.06)
Distributions from net realized gain	(.84)	(.72)	(.45)	(.05)	(.53)
Total distributions	(.89)C	(.74)	(.45)	(.05)C	(.59)
Net asset value, end of period	$20.31	$18.92	$19.95	$18.65	$16.14
Total ReturnD,E	12.25%	(.88)%	9.51%	15.94%	10.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.76%	1.77%	1.77%	1.79%	1.80%
Expenses net of fee waivers, if any	1.76%	1.77%	1.77%	1.79%	1.80%
Expenses net of all reductions	1.76%	1.77%	1.77%	1.78%	1.80%
Net investment income (loss)	.21%	.30%	.05%	(.01)%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$44,510	$40,909	$50,588	$44,313	$38,916
Portfolio turnover rateH	41%	47%	24%	23%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85%

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.50	$20.56	$19.20	$16.60	$15.56
Income from Investment Operations
Net investment income (loss)A	.25	.26	.22	.19	.19
Net realized and unrealized gain (loss)	2.32	(.38)	1.78	2.63	1.60
Total from investment operations	2.57	(.12)	2.00	2.82	1.79
Distributions from net investment income	(.27)	(.23)	(.19)	(.17)	(.22)
Distributions from net realized gain	(.84)	(.72)	(.45)	(.05)	(.53)
Total distributions	(1.11)	(.94)B	(.64)	(.22)	(.75)
Net asset value, end of period	$20.96	$19.50	$20.56	$19.20	$16.60
Total ReturnC	13.44%	.21%	10.62%	17.20%	11.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.71%	.71%	.73%	.74%
Expenses net of fee waivers, if any	.69%	.71%	.71%	.73%	.74%
Expenses net of all reductions	.69%	.71%	.71%	.73%	.74%
Net investment income (loss)	1.28%	1.36%	1.11%	1.05%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$2,520,790	$2,278,919	$2,377,705	$1,832,601	$1,454,033
Portfolio turnover rateF	41%	47%	24%	23%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.45	$20.50	$19.15	$16.55	$15.51
Income from Investment Operations
Net investment income (loss)A	.24	.25	.21	.18	.19
Net realized and unrealized gain (loss)	2.32	(.37)	1.78	2.63	1.60
Total from investment operations	2.56	(.12)	1.99	2.81	1.79
Distributions from net investment income	(.26)	(.21)	(.19)	(.16)	(.21)
Distributions from net realized gain	(.84)	(.72)	(.45)	(.05)	(.53)
Total distributions	(1.10)	(.93)	(.64)	(.21)	(.75)B
Net asset value, end of period	$20.91	$19.45	$20.50	$19.15	$16.55
Total ReturnC	13.40%	.15%	10.58%	17.16%	11.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.74%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.72%	.74%	.75%	.76%	.75%
Expenses net of all reductions	.72%	.74%	.75%	.75%	.75%
Net investment income (loss)	1.25%	1.33%	1.07%	1.02%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$31,606	$39,115	$54,135	$38,765	$40,747
Portfolio turnover rateF	41%	47%	24%	23%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$19.43	$20.45
Income from Investment Operations
Net investment income (loss)B	.26	.27
Net realized and unrealized gain (loss)	2.31	(.32)
Total from investment operations	2.57	(.05)
Distributions from net investment income	(.30)	(.25)
Distributions from net realized gain	(.84)	(.72)
Total distributions	(1.13)C	(.97)
Net asset value, end of period	$20.87	$19.43
Total ReturnD,E	13.50%	.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.62%H
Expenses net of fee waivers, if any	.61%	.62%H
Expenses net of all reductions	.61%	.62%H
Net investment income (loss)	1.36%	1.45%H
Supplemental Data
Net assets, end of period (000 omitted)	$24,683	$23,286
Portfolio turnover rateI	41%	47%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85% (the Funds) are funds of Fidelity Charles Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers Class A, Class M, Class C, Asset Manager, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Each Fund commenced sale of Class Z shares on October 2, 2018. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of each Fund. These strategies are consistent with the investment objectives of each Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of each Fund. The following summarizes the Funds' investment in each Fidelity Central Fund.

Fidelity Central Fund(a)	Investment Manager	Investment Objective	Investment Practices	Expense Ratio (b),(c),(d)
Fidelity Emerging Markets Debt Central Fund	FMR	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.05%
Fidelity International Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	FMR	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	FMR	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	FMR	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		Less than .005%
Fidelity International Credit Central Fund	FMR	Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.	Foreign Securities Foreign Forward Currency Contracts Futures Options Restricted Securities Swaps	.01%
Fidelity U.S. Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Futures	.01%
Fidelity Emerging Markets Debt Local Currency Central Fund	FMR	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities	.01%

 (a) The Fidelity Equity Central Funds merged into Fidelity U.S. Equity Central Fund on September 18, 2020.

 (b) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

 (c) For Fidelity U.S. Equity Central Fund, percentage is based on estimated amounts for the current fiscal year. Fund commenced operations on September 18, 2020.

 (d) For Fidelity Emerging Markets Debt Local Currency Central Fund, percentage is based on estimated amounts for the current fiscal year. Fund commenced operations on September 23, 2020.

An unaudited holdings listing for each Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through each fund's investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2020, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses of the Fidelity Central Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Fidelity Asset Manager 50%	$204,006
Fidelity Asset Manager 70%	32,755

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Asset Manager 20%	$5,017,213,539	$546,456,895	$(31,235,761)	$515,221,134
Fidelity Asset Manager 30%	1,864,576,537	219,630,057	(20,343,860)	199,286,197
Fidelity Asset Manager 40%	1,780,430,660	278,033,465	(19,985,149)	258,048,316
Fidelity Asset Manager 50%	8,088,207,966	1,826,542,640	(90,252,513)	1,736,290,127
Fidelity Asset Manager 60%	2,792,764,261	563,659,946	(45,414,120)	518,245,826
Fidelity Asset Manager 70%	4,403,414,130	1,304,191,271	(57,049,660)	1,247,141,611
Fidelity Asset Manager 85%	2,207,138,087	647,798,217	(31,458,874)	616,339,343

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Asset Manager 20%	$15,475,722	$–	$(36,954,698)	$515,221,134
Fidelity Asset Manager 30%	7,428,440	–	(11,356,484)	199,286,197
Fidelity Asset Manager 40%	12,647,197	2,949,926	–	258,048,316
Fidelity Asset Manager 50%	67,437,959	37,557,355	–	1,736,290,127
Fidelity Asset Manager 60%	39,872,636	3,769,079	–	518,247,975
Fidelity Asset Manager 70%	68,230,160	37,198,294	–	1,247,141,611
Fidelity Asset Manager 85%	32,056,972	22,352,300	–	616,339,343

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term
Fidelity Asset Manager 20%	$(36,954,698)
Fidelity Asset Manager 30%	(11,356,484)

The tax character of distributions paid was as follows:

September 30, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Asset Manager 20%	$98,542,571	$39,879,607	$138,422,178
Fidelity Asset Manager 30%	36,396,995	19,001,934	55,398,929
Fidelity Asset Manager 40%	37,424,506	28,573,019	65,997,525
Fidelity Asset Manager 50%	176,420,606	208,053,619	384,474,225
Fidelity Asset Manager 60%	58,133,683	72,078,565	130,212,248
Fidelity Asset Manager 70%	96,895,748	181,949,877	278,845,625
Fidelity Asset Manager 85%	41,972,994	102,743,039	144,716,033

September 30, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Asset Manager 20%	$130,920,095	$72,363,766	$203,283,861
Fidelity Asset Manager 30%	38,252,717	21,949,391	60,202,108
Fidelity Asset Manager 40%	39,796,298	33,100,089	72,896,387
Fidelity Asset Manager 50%	202,678,869	246,308,013	448,986,882
Fidelity Asset Manager 60%	49,847,816	65,210,573	115,058,389
Fidelity Asset Manager 70%	92,973,804	189,830,199	282,804,003
Fidelity Asset Manager 85%	33,450,643	85,036,064	118,486,707

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Asset Manager 20%	1,408,049,079	1,010,782,869
Fidelity Asset Manager 30%	659,416,487	381,202,745
Fidelity Asset Manager 40%	608,379,044	423,061,200
Fidelity Asset Manager 50%	2,282,301,134	2,160,837,949
Fidelity Asset Manager 60%	937,315,872	912,858,004
Fidelity Asset Manager 70%	1,434,646,351	1,486,871,444
Fidelity Asset Manager 85%	1,103,695,039	1,062,847,171

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Asset Manager 20%	.30%	.10%	.40%
Fidelity Asset Manager 30%	.30%	.10%	.40%
Fidelity Asset Manager 40%	.30%	.10%	.40%
Fidelity Asset Manager 50%	.25%	.23%	.48%
Fidelity Asset Manager 60%	.30%	.23%	.53%
Fidelity Asset Manager 70%	.30%	.23%	.53%
Fidelity Asset Manager 85%	.30%	.23%	.53%

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Asset Manager 20%
Class A	-%	.25%	$113,383	$3,970
Class M	.25%	.25%	129,090	648
Class C	.75%	.25%	223,801	30,937
			$466,274	$35,555
Fidelity Asset Manager 30%
Class A	-%	.25%	$108,085	$7,244
Class M	.25%	.25%	88,134	124
Class C	.75%	.25%	256,667	43,211
			$452,886	$50,579
Fidelity Asset Manager 40%
Class A	-%	.25%	$109,027	$3,763
Class M	.25%	.25%	55,112	217
Class C	.75%	.25%	236,707	28,401
			$400,846	$32,381
Fidelity Asset Manager 50%
Class A	-%	.25%	$249,282	$7,966
Class M	.25%	.25%	221,396	292
Class C	.75%	.25%	451,205	65,687
			$921,883	$73,945
Fidelity Asset Manager 60%
Class A	-%	.25%	$315,065	$4,041
Class M	.25%	.25%	249,746	503
Class C	.75%	.25%	637,617	53,553
			$1,202,428	$58,097
Fidelity Asset Manager 70%
Class A	-%	.25%	$423,253	$4,940
Class M	.25%	.25%	324,866	2,843
Class C	.75%	.25%	405,425	49,407
			$1,153,544	$57,190
Fidelity Asset Manager 85%
Class A	-%	.25%	$329,798	$3,061
Class M	.25%	.25%	183,624	281
Class C	.75%	.25%	421,191	75,602
			$934,613	$78,944

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Asset Manager 20%
Class A	$22,066
Class M	8,250
Class C(a)	4,907
$35,223
Fidelity Asset Manager 30%
Class A	$25,758
Class M	2,410
Class C(a)	2,626
$30,794
Fidelity Asset Manager 40%
Class A	$34,380
Class M	3,411
Class C(a)	1,409
$39,200
Fidelity Asset Manager 50%
Class A	$23,555
Class M	10,111
Class C(a)	4,798
$38,464
Fidelity Asset Manager 60%
Class A	$46,612
Class M	7,527
Class C(a)	4,502
$58,641
Fidelity Asset Manager 70%
Class A	$76,073
Class M	10,401
Class C(a)	5,062
$91,536
Fidelity Asset Manager 85%
Class A	$132,326
Class M	9,090
Class C(a)	6,972
$148,388

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044% for Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85%.For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Asset Manager 20%
Class A	$65,537.14
Class M	37,845.15
Class C	34,286.15
Asset Manager 20%	3,942,103.08
Class I	50,363.15
Class Z	7,482.05
	$4,137,616
Fidelity Asset Manager 30%
Class A	$53,871.12
Class M	23,611.13
Class C	37,593.15
Asset Manager 30%	1,303,360.07
Class I	24,922.14
Class Z	4,291.05
	$1,447,648
Fidelity Asset Manager 40%
Class A	$57,069.13
Class M	15,115.14
Class C	34,804.15
Asset Manager 40%	1,326,378.07
Class I	31,255.12
Class Z	3,702.05
	$1,468,323
Fidelity Asset Manager 50%
Class A	$172,217.17
Class M	72,056.16
Class C	80,664.18
Asset Manager 50%	10,544,089.12
Class I	81,474.15
Class Z	9,787.04
	$10,960,287
Fidelity Asset Manager 60%
Class A	$223,136.18
Class M	90,481.18
Class C	137,520.22
Asset Manager 60%	3,069,826.11
Class I	85,204.16
Class Z	8,364.04
	$3,614,531
Fidelity Asset Manager 70%
Class A	$291,650.17
Class M	108,452.17
Class C	72,355.18
Asset Manager 70%	5,706,618.11
Class I	89,721.14
Class Z	11,190.04
	$6,279,986
Fidelity Asset Manager 85%
Class A	$233,398.18
Class M	67,145.18
Class C	79,906.19
Asset Manager 85%	2,921,588.12
Class I	50,036.16
Class Z	10,692.04
	$3,362,765

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Asset Manager 20%	.02
Fidelity Asset Manager 30%	.03
Fidelity Asset Manager 40%	.03
Fidelity Asset Manager 50%	.02
Fidelity Asset Manager 60%	.04
Fidelity Asset Manager 70%	.03
Fidelity Asset Manager 85%	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Asset Manager 20%	$1,677
Fidelity Asset Manager 30%	143
Fidelity Asset Manager 40%	146
Fidelity Asset Manager 50%	1,086
Fidelity Asset Manager 60%	1,245
Fidelity Asset Manager 70%	2,080
Fidelity Asset Manager 85%	1,486

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Asset Manager 20%	Borrower	$46,929,000	1.77%	$2,313
Fidelity Asset Manager 30%	Borrower	$17,028,000	1.77%	$839
Fidelity Asset Manager 40%	Borrower	$9,567,000	1.77%	$472
Fidelity Asset Manager 50%	Borrower	$55,146,000	1.77%	$2,718
Fidelity Asset Manager 60%	Borrower	$7,696,000	1.23%	$787
Fidelity Asset Manager 70%	Borrower	$9,219,800	1.12%	$1,440
Fidelity Asset Manager 85%	Borrower	$40,616,000.33%		$367

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated portions of investments of the Funds. This involved taxable redemptions of Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund for investments and non-taxable exchanges of those investments for shares of Fidelity Communication Services Central Fund. Fidelity Communication Services Central Fund, Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund are affiliated investment companies managed by FMR. Details of the transactions are presented in the accompanying table:

Fund	Value of Investments Delivered – Consumer Discretionary Central Fund	Value of Investments Delivered – Information Technology Central Fund	Net Realized Gain (Loss) - Consumer Discretionary Central Fund	Net Realized Gain (Loss) - Information Technology Central Fund	Shares of Fidelity Communication Services Central Fund
Fidelity Asset Manager 20%	$8,287,816	$22,064,168	$143,269	$(1,834,288)	165,244
Fidelity Asset Manager 30%	4,191,630	11,133,993	40,707	(1,174,655)	83,437
Fidelity Asset Manager 40%	6,157,563	16,324,048	61,120	(1,575,905)	122,396
Fidelity Asset Manager 50%	42,393,850	112,638,454	2,128,212	(7,094,704)	844,035
Fidelity Asset Manager 60%	16,483,005	43,767,522	346,948	(3,599,296)	328,019
Fidelity Asset Manager 70%	34,458,735	91,443,178	4,889,713	(3,189,830)	685,442
Fidelity Asset Manager 85%	20,203,488	53,640,310	379,073	(4,871,123)	402,024

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Asset Manager 20%	$12,684
Fidelity Asset Manager 30%	4,452
Fidelity Asset Manager 40%	4,539
Fidelity Asset Manager 50%	22,768
Fidelity Asset Manager 60%	7,567
Fidelity Asset Manager 70%	12,916
Fidelity Asset Manager 85%	6,309

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income is presented on each applicable Fund's Statement of Operations as a component of interest income. Net income from Fidelity Central Funds is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Fidelity Asset Manager 20%	$880
Fidelity Asset Manager 30%	$304
Fidelity Asset Manager 40%	$316
Fidelity Asset Manager 50%	$2,739
Fidelity Asset Manager 60%	$2,477
Fidelity Asset Manager 70%	$2,709
Fidelity Asset Manager 85%	$2,382

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse expenses of each class of each Fund to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds and certain Central Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. Through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Fidelity Asset Manager 30%	$105	$–
Fidelity Asset Manager 50%- Class C	–	6
Fidelity Asset Manager 60%	17	–
Fidelity Asset Manager 60%- Class C	–	107
Fidelity Asset Manager 70%	24	–
Fidelity Asset Manager 70%- Class C	–	51

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Asset Manager 20%	$10,502
Fidelity Asset Manager 30%	3,744
Fidelity Asset Manager 40%	3,831
Fidelity Asset Manager 50%	38,626
Fidelity Asset Manager 60%	13,209
Fidelity Asset Manager 70%	22,187
Fidelity Asset Manager 85%	10,773

In addition, during the period the investment advisor reimbursed and/or waived a portion of class-level operating expenses for Fidelity Asset Manager 60% as follows:

Class A	$6,913
Class M	6,280
Class C	18,191
Asset Manager 60%	129,169
Class I	6,013

In addition, during the period the investment adviser or an affiliate reimbursed certain Funds for an operational error which is included in the accompanying Statements of Operations as follows:

Amount
Fidelity Asset Manager 20%	$54,700
Fidelity Asset Manager 30%	15,684
Fidelity Asset Manager 40%	12,780
Fidelity Asset Manager 50%	57,881
Fidelity Asset Manager 60%	19,881
Fidelity Asset Manager 70%	59,917
Fidelity Asset Manager 85%	64,514

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2020	Year ended September 30, 2019(a)
Fidelity Asset Manager 20%
Distributions to shareholders
Class A	$1,047,253	$1,570,089
Class M	544,284	853,990
Class C	341,314	750,350
Asset Manager 20%	135,291,379	197,910,628
Class I	805,412	2,102,579
Class Z	392,536	96,225
Total	$138,422,178	$203,283,861
Fidelity Asset Manager 30%
Distributions to shareholders
Class A	$1,114,224	$1,064,432
Class M	404,331	465,273
Class C	496,433	649,283
Asset Manager 30%	52,618,026	57,158,889
Class I	531,363	838,803
Class Z	234,552	25,428
Total	$55,398,929	$60,202,108
Fidelity Asset Manager 40%
Distributions to shareholders
Class A	$1,365,211	$1,545,456
Class M	321,540	435,794
Class C	584,935	842,658
Asset Manager 40%	62,567,740	68,760,660
Class I	900,071	1,275,964
Class Z	258,028	35,855
Total	$65,997,525	$72,896,387
Fidelity Asset Manager 50%
Distributions to shareholders
Class A	$3,722,876	$3,996,439
Class M	1,560,275	1,784,787
Class C	1,430,031	1,996,139
Asset Manager 50%	374,544,054	438,008,262
Class I	2,307,393	3,132,584
Class Z	909,596	68,671
Total	$384,474,225	$448,986,882
Fidelity Asset Manager 60%
Distributions to shareholders
Class A	$4,887,126	$4,620,358
Class M	1,798,452	1,832,629
Class C	2,040,018	2,563,749
Asset Manager 60%	118,388,823	103,779,288
Class I	2,275,067	2,198,007
Class Z	822,762	64,358
Total	$130,212,248	$115,058,389
Fidelity Asset Manager 70%
Distributions to shareholders
Class A	$8,330,466	$7,809,044
Class M	3,020,563	2,855,665
Class C	1,699,457	2,669,934
Asset Manager 70%	260,996,019	265,505,010
Class I	3,504,873	3,847,572
Class Z	1,294,247	116,778
Total	$278,845,625	$282,804,003
Fidelity Asset Manager 85%
Distributions to shareholders
Class A	$6,897,564	$5,200,546
Class M	1,918,803	1,347,043
Class C	1,881,183	1,821,178
Asset Manager 85%	130,727,910	108,378,709
Class I	1,813,683	1,684,051
Class Z	1,476,890	55,180
Total	$144,716,033	$118,486,707

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2020	Year ended September 30, 2019 (a)	Year ended September 30, 2020	Year ended September 30, 2019 (a)
Fidelity Asset Manager 20%
Class A
Shares sold	1,236,570	1,076,995	$16,874,456	$14,164,488
Reinvestment of distributions	74,594	119,700	1,013,447	1,541,758
Shares redeemed	(1,035,946)	(772,609)	(13,890,115)	(10,227,558)
Net increase (decrease)	275,218	424,086	$3,997,788	$5,478,688
Class M
Shares sold	507,392	525,062	$6,933,662	$6,854,314
Reinvestment of distributions	40,146	66,514	544,277	853,929
Shares redeemed	(494,146)	(341,369)	(6,557,902)	(4,504,638)
Net increase (decrease)	53,392	250,207	$920,037	$3,203,605
Class C
Shares sold	673,653	402,887	$9,061,855	$5,242,455
Reinvestment of distributions	24,917	58,472	336,063	743,631
Shares redeemed	(512,971)	(806,464)	(6,888,316)	(10,531,960)
Net increase (decrease)	185,599	(345,105)	$2,509,602	$(4,545,874)
Asset Manager 20%
Shares sold	94,790,013	66,149,537	$1,292,345,919	$871,652,401
Reinvestment of distributions	9,663,111	14,872,126	131,460,543	191,983,773
Shares redeemed	(89,697,201)	(71,506,369)	(1,205,331,923)	(941,269,313)
Net increase (decrease)	14,755,923	9,515,294	$218,474,539	$122,366,861
Class I
Shares sold	2,086,707	2,345,273	$28,024,629	$30,866,592
Reinvestment of distributions	55,012	155,469	748,319	2,005,770
Shares redeemed	(1,718,223)	(4,242,395)	(23,646,385)	(56,989,755)
Net increase (decrease)	423,496	(1,741,653)	$5,126,563	$(24,117,393)
Class Z
Shares sold	907,294	1,171,455	$12,210,909	$15,700,808
Reinvestment of distributions	26,316	6,689	357,878	87,392
Shares redeemed	(716,902)	(98,205)	(9,657,904)	(1,316,332)
Net increase (decrease)	216,708	1,079,939	$2,910,883	$14,471,868
Fidelity Asset Manager 30%
Class A
Shares sold	1,613,727	1,220,772	$18,316,059	$13,341,328
Reinvestment of distributions	96,160	98,431	1,090,503	1,045,047
Shares redeemed	(707,003)	(605,637)	(7,868,741)	(6,632,447)
Net increase (decrease)	1,002,884	713,566	$11,537,821	$7,753,928
Class M
Shares sold	827,922	543,815	$9,402,242	$5,910,874
Reinvestment of distributions	35,669	43,923	404,000	464,829
Shares redeemed	(584,915)	(439,927)	(6,631,605)	(4,775,700)
Net increase (decrease)	278,676	147,811	$3,174,637	$1,600,003
Class C
Shares sold	678,550	592,679	$7,593,623	$6,424,554
Reinvestment of distributions	44,056	61,860	496,412	647,237
Shares redeemed	(543,827)	(734,303)	(6,089,829)	(7,898,531)
Net increase (decrease)	178,779	(79,764)	$2,000,206	$(826,740)
Asset Manager 30%
Shares sold	57,264,105	40,462,622	$653,842,994	$441,835,826
Reinvestment of distributions	4,542,192	5,259,826	51,497,537	55,858,340
Shares redeemed	(45,455,537)	(30,790,576)	(501,921,164)	(334,859,982)
Net increase (decrease)	16,350,760	14,931,872	$203,419,367	$162,834,184
Class I
Shares sold	795,002	739,663	$9,016,722	$7,965,553
Reinvestment of distributions	42,944	73,108	487,262	773,701
Shares redeemed	(899,210)	(1,257,954)	(9,836,835)	(13,589,898)
Net increase (decrease)	(61,264)	(445,183)	$(332,851)	$(4,850,644)
Class Z
Shares sold	907,601	700,893	$10,097,987	$7,806,101
Reinvestment of distributions	19,079	2,177	216,026	23,697
Shares redeemed	(758,348)	(48,782)	(8,437,658)	(537,544)
Net increase (decrease)	168,332	654,288	$1,876,355	$7,292,254
Fidelity Asset Manager 40%
Class A
Shares sold	1,186,058	880,005	$14,340,167	$10,047,509
Reinvestment of distributions	114,622	140,646	1,363,886	1,544,493
Shares redeemed	(974,515)	(632,691)	(11,290,067)	(7,230,104)
Net increase (decrease)	326,165	387,960	$4,413,986	$4,361,898
Class M
Shares sold	208,441	150,421	$2,493,352	$1,707,007
Reinvestment of distributions	26,676	39,754	317,668	434,340
Shares redeemed	(205,948)	(304,960)	(2,387,718)	(3,473,210)
Net increase (decrease)	29,169	(114,785)	$423,302	$(1,331,863)
Class C
Shares sold	537,448	750,123	$6,458,877	$8,467,907
Reinvestment of distributions	48,933	77,656	584,086	840,965
Shares redeemed	(769,766)	(888,099)	(9,007,800)	(10,095,911)
Net increase (decrease)	(183,385)	(60,320)	$(1,964,837)	$(787,039)
Asset Manager 40%
Shares sold	45,690,343	35,364,642	$537,500,435	$403,093,364
Reinvestment of distributions	5,159,338	6,109,794	61,202,157	67,189,214
Shares redeemed	(42,055,405)	(30,082,193)	(488,076,595)	(343,351,558)
Net increase (decrease)	8,794,276	11,392,243	$110,625,997	$126,931,020
Class I
Shares sold	911,020	1,403,118	$10,724,320	$16,068,114
Reinvestment of distributions	54,373	107,467	645,573	1,176,252
Shares redeemed	(783,686)	(1,852,592)	(9,055,527)	(21,121,738)
Net increase (decrease)	181,707	(342,007)	$2,314,366	$(3,877,372)
Class Z
Shares sold	1,018,164	645,200	$12,385,997	$7,464,738
Reinvestment of distributions	19,635	2,221	233,117	24,784
Shares redeemed	(587,778)	(103,336)	(6,969,861)	(1,186,123)
Net increase (decrease)	450,021	544,085	$5,649,253	$6,303,399
Fidelity Asset Manager 50%
Class A
Shares sold	1,272,915	1,443,505	$23,232,597	$25,457,008
Reinvestment of distributions	196,552	231,706	3,615,572	3,872,049
Shares redeemed	(1,212,215)	(1,073,579)	(21,831,524)	(18,901,055)
Net increase (decrease)	257,252	601,632	$5,016,645	$10,428,002
Class M
Shares sold	763,612	667,143	$13,614,291	$11,752,837
Reinvestment of distributions	84,512	107,157	1,556,386	1,783,386
Shares redeemed	(857,625)	(651,653)	(15,596,163)	(11,566,385)
Net increase (decrease)	(9,501)	122,647	$(425,486)	$1,969,838
Class C
Shares sold	663,600	1,305,395	$12,089,845	$22,806,142
Reinvestment of distributions	75,298	117,916	1,385,535	1,935,521
Shares redeemed	(965,044)	(1,636,010)	(17,295,838)	(28,595,591)
Net increase (decrease)	(226,146)	(212,699)	$(3,820,458)	$(3,853,928)
Asset Manager 50%
Shares sold	60,849,973	54,785,784	$1,127,833,325	$966,130,506
Reinvestment of distributions	19,718,538	25,288,314	363,251,514	425,023,390
Shares redeemed	(90,358,681)	(76,778,644)	(1,630,112,305)	(1,359,748,171)
Net increase (decrease)	(9,790,170)	3,295,454	$(139,027,466)	$31,405,725
Class I
Shares sold	886,404	1,454,781	$16,201,813	$25,370,030
Reinvestment of distributions	119,334	167,220	2,196,933	2,808,958
Shares redeemed	(1,569,039)	(2,296,004)	(27,649,699)	(40,444,579)
Net increase (decrease)	(563,301)	(674,003)	$(9,250,953)	$(12,265,591)
Class Z
Shares sold	626,408	1,281,072	$11,604,899	$22,995,157
Reinvestment of distributions	48,080	2,953	883,181	49,780
Shares redeemed	(447,751)	(135,503)	(7,996,309)	(2,422,709)
Net increase (decrease)	226,737	1,148,522	$4,491,771	$20,622,228
Fidelity Asset Manager 60%
Class A
Shares sold	1,519,736	1,961,876	$19,407,817	$23,979,037
Reinvestment of distributions	373,649	411,701	4,838,750	4,590,464
Shares redeemed	(2,428,371)	(2,380,876)	(30,337,949)	(29,058,912)
Net increase (decrease)	(534,986)	(7,299)	$(6,091,382)	$(489,411)
Class M
Shares sold	738,905	500,974	$8,900,392	$6,117,219
Reinvestment of distributions	139,189	164,098	1,794,101	1,821,484
Shares redeemed	(1,206,119)	(1,008,020)	(15,280,343)	(12,281,935)
Net increase (decrease)	(328,025)	(342,948)	$(4,585,850)	$(4,343,232)
Class C
Shares sold	603,810	941,240	$7,537,745	$11,217,922
Reinvestment of distributions	158,223	231,593	2,018,918	2,542,893
Shares redeemed	(1,569,592)	(2,562,163)	(19,411,347)	(30,607,485)
Net increase (decrease)	(807,559)	(1,389,330)	$(9,854,684)	$(16,846,670)
Asset Manager 60%
Shares sold	43,543,753	40,571,133	$564,708,397	$494,494,742
Reinvestment of distributions	8,944,044	9,083,022	116,272,570	101,548,182
Shares redeemed	(50,151,526)	(42,208,495)	(622,178,796)	(517,322,203)
Net increase (decrease)	2,336,271	7,445,660	$58,802,171	$78,720,721
Class I
Shares sold	904,234	1,213,753	$11,703,079	$14,876,598
Reinvestment of distributions	168,860	190,817	2,196,874	2,135,246
Shares redeemed	(1,646,479)	(1,961,572)	(20,798,251)	(23,947,526)
Net increase (decrease)	(573,385)	(557,002)	$(6,898,298)	$(6,935,682)
Class Z
Shares sold	539,929	1,643,355	$6,989,509	$20,494,674
Reinvestment of distributions	62,040	5,016	805,905	56,082
Shares redeemed	(480,572)	(149,349)	(5,943,466)	(1,869,426)
Net increase (decrease)	121,397	1,499,022	$1,851,948	$18,681,330
Fidelity Asset Manager 70%
Class A
Shares sold	1,141,883	1,662,490	$24,918,970	$35,520,153
Reinvestment of distributions	355,332	388,496	8,048,258	7,517,406
Shares redeemed	(1,404,623)	(1,251,913)	(30,763,764)	(26,764,008)
Net increase (decrease)	92,592	799,073	$2,203,464	$16,273,551
Class M
Shares sold	460,603	455,301	$10,225,927	$9,738,075
Reinvestment of distributions	132,379	146,493	3,001,040	2,837,567
Shares redeemed	(506,272)	(410,098)	(11,008,175)	(8,759,862)
Net increase (decrease)	86,710	191,696	$2,218,792	$3,815,780
Class C
Shares sold	211,446	376,088	$4,647,063	$7,978,727
Reinvestment of distributions	73,995	136,642	1,673,759	2,637,190
Shares redeemed	(504,181)	(1,330,309)	(10,840,748)	(28,228,288)
Net increase (decrease)	(218,740)	(817,579)	$(4,519,926)	$(17,612,371)
Asset Manager 70%
Shares sold	26,345,068	22,236,481	$589,948,425	$476,736,763
Reinvestment of distributions	11,312,502	13,471,969	256,341,296	260,682,604
Shares redeemed	(38,207,267)	(34,001,960)	(827,857,092)	(732,088,853)
Net increase (decrease)	(549,697)	1,706,490	$18,432,629	$5,330,514
Class I
Shares sold	491,055	570,797	$10,371,232	$12,336,527
Reinvestment of distributions	149,933	193,412	3,400,479	3,744,456
Shares redeemed	(2,098,785)	(890,092)	(47,556,690)	(19,414,041)
Net increase (decrease)	(1,457,797)	(125,883)	$(33,784,979)	$(3,333,058)
Class Z
Shares sold	340,136	1,173,781	$7,453,305	$25,619,376
Reinvestment of distributions	56,034	4,742	1,268,608	91,659
Shares redeemed	(303,064)	(60,826)	(6,649,041)	(1,327,749)
Net increase (decrease)	93,106	1,117,697	$2,072,872	$24,383,286
Fidelity Asset Manager 85%
Class A
Shares sold	1,356,661	1,539,093	$25,433,750	$28,651,994
Reinvestment of distributions	345,662	312,814	6,864,842	5,177,085
Shares redeemed	(1,283,567)	(1,036,785)	(24,654,272)	(19,361,909)
Net increase (decrease)	418,756	815,122	$7,644,320	$14,467,170
Class M
Shares sold	530,547	408,976	$10,264,160	$7,515,511
Reinvestment of distributions	96,860	81,489	1,912,018	1,342,127
Shares redeemed	(406,879)	(288,263)	(7,319,857)	(5,324,572)
Net increase (decrease)	220,528	202,202	$4,856,321	$3,533,066
Class C
Shares sold	522,589	399,353	$9,739,367	$7,283,539
Reinvestment of distributions	95,347	110,678	1,864,988	1,805,155
Shares redeemed	(588,556)	(883,911)	(11,008,225)	(16,190,058)
Net increase (decrease)	29,380	(373,880)	$596,130	$(7,101,364)
Asset Manager 85%
Shares sold	21,647,655	16,410,898	$424,199,489	$305,856,561
Reinvestment of distributions	6,423,778	6,405,540	128,732,513	106,844,397
Shares redeemed	(24,686,554)	(21,581,610)	(467,426,526)	(405,780,272)
Net increase (decrease)	3,384,879	1,234,828	$85,505,476	$6,920,686
Class I
Shares sold	490,352	639,230	$9,391,597	$11,730,512
Reinvestment of distributions	88,373	98,286	1,766,573	1,635,471
Shares redeemed	(1,078,449)	(1,367,138)	(20,506,055)	(25,901,193)
Net increase (decrease)	(499,724)	(629,622)	$(9,347,885)	$(12,535,210)
Class Z
Shares sold	639,664	1,244,769	$12,234,121	$23,601,000
Reinvestment of distributions	72,240	1,771	1,440,458	29,410
Shares redeemed	(728,045)	(47,887)	(13,625,769)	(900,899)
Net increase (decrease)	(16,141)	1,198,653	$48,810	$22,729,511

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned more than 25% of the total outstanding shares of the following Fund:

Fund	% of shares held
Fidelity Asset Manager 60%	31%
Fidelity Asset Manager 70%	26%
Fidelity Asset Manager 85%	29%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85%:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85% (the "Funds"), each a fund of Fidelity Charles Street Trust, including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Asset Manager 20%
Class A	.82%
Actual		$1,000.00	$1,096.90	$4.30
Hypothetical-C		$1,000.00	$1,020.90	$4.14
Class M	1.07%
Actual		$1,000.00	$1,095.70	$5.61
Hypothetical-C		$1,000.00	$1,019.65	$5.40
Class C	1.58%
Actual		$1,000.00	$1,093.50	$8.27
Hypothetical-C		$1,000.00	$1,017.10	$7.97
Asset Manager 20%	.50%
Actual		$1,000.00	$1,098.50	$2.62
Hypothetical-C		$1,000.00	$1,022.50	$2.53
Class I	.58%
Actual		$1,000.00	$1,097.90	$3.04
Hypothetical-C		$1,000.00	$1,022.10	$2.93
Class Z	.48%
Actual		$1,000.00	$1,099.50	$2.52
Hypothetical-C		$1,000.00	$1,022.60	$2.43
Fidelity Asset Manager 30%
Class A	.82%
Actual		$1,000.00	$1,131.40	$4.37
Hypothetical-C		$1,000.00	$1,020.90	$4.14
Class M	1.08%
Actual		$1,000.00	$1,128.30	$5.75
Hypothetical-C		$1,000.00	$1,019.60	$5.45
Class C	1.59%
Actual		$1,000.00	$1,126.10	$8.45
Hypothetical-C		$1,000.00	$1,017.05	$8.02
Asset Manager 30%	.52%
Actual		$1,000.00	$1,132.10	$2.77
Hypothetical-C		$1,000.00	$1,022.40	$2.63
Class I	.58%
Actual		$1,000.00	$1,131.80	$3.09
Hypothetical-C		$1,000.00	$1,022.10	$2.93
Class Z	.49%
Actual		$1,000.00	$1,132.40	$2.61
Hypothetical-C		$1,000.00	$1,022.55	$2.48
Fidelity Asset Manager 40%
Class A	.82%
Actual		$1,000.00	$1,159.90	$4.43
Hypothetical-C		$1,000.00	$1,020.90	$4.14
Class M	1.08%
Actual		$1,000.00	$1,158.80	$5.83
Hypothetical-C		$1,000.00	$1,019.60	$5.45
Class C	1.59%
Actual		$1,000.00	$1,155.20	$8.57
Hypothetical-C		$1,000.00	$1,017.05	$8.02
Asset Manager 40%	.52%
Actual		$1,000.00	$1,161.70	$2.81
Hypothetical-C		$1,000.00	$1,022.40	$2.63
Class I	.56%
Actual		$1,000.00	$1,161.40	$3.03
Hypothetical-C		$1,000.00	$1,022.20	$2.83
Class Z	.49%
Actual		$1,000.00	$1,161.90	$2.65
Hypothetical-C		$1,000.00	$1,022.55	$2.48
Fidelity Asset Manager 50%
Class A	.92%
Actual		$1,000.00	$1,188.40	$5.03
Hypothetical-C		$1,000.00	$1,020.40	$4.65
Class M	1.16%
Actual		$1,000.00	$1,187.20	$6.34
Hypothetical-C		$1,000.00	$1,019.20	$5.86
Class C	1.68%
Actual		$1,000.00	$1,184.20	$9.17
Hypothetical-C		$1,000.00	$1,016.60	$8.47
Asset Manager 50%	.61%
Actual		$1,000.00	$1,190.70	$3.34
Hypothetical-C		$1,000.00	$1,021.95	$3.08
Class I	.64%
Actual		$1,000.00	$1,190.20	$3.50
Hypothetical-C		$1,000.00	$1,021.80	$3.23
Class Z	.54%
Actual		$1,000.00	$1,191.00	$2.96
Hypothetical-C		$1,000.00	$1,022.30	$2.73
Fidelity Asset Manager 60%
Class A	1.00%
Actual		$1,000.00	$1,218.10	$5.55
Hypothetical-C		$1,000.00	$1,020.00	$5.05
Class M	1.25%
Actual		$1,000.00	$1,216.60	$6.93
Hypothetical-C		$1,000.00	$1,018.75	$6.31
Class C	1.78%
Actual		$1,000.00	$1,213.70	$9.85
Hypothetical-C		$1,000.00	$1,016.10	$8.97
Asset Manager 60%	.68%
Actual		$1,000.00	$1,220.90	$3.78
Hypothetical-C		$1,000.00	$1,021.60	$3.44
Class I	.73%
Actual		$1,000.00	$1,220.70	$4.05
Hypothetical-C		$1,000.00	$1,021.35	$3.69
Class Z	.62%
Actual		$1,000.00	$1,220.90	$3.44
Hypothetical-C		$1,000.00	$1,021.90	$3.13
Fidelity Asset Manager 70%
Class A	.98%
Actual		$1,000.00	$1,245.80	$5.50
Hypothetical-C		$1,000.00	$1,020.10	$4.95
Class M	1.22%
Actual		$1,000.00	$1,244.10	$6.84
Hypothetical-C		$1,000.00	$1,018.90	$6.16
Class C	1.74%
Actual		$1,000.00	$1,240.80	$9.75
Hypothetical-C		$1,000.00	$1,016.30	$8.77
Asset Manager 70%	.67%
Actual		$1,000.00	$1,247.50	$3.76
Hypothetical-C		$1,000.00	$1,021.65	$3.39
Class I	.69%
Actual		$1,000.00	$1,247.40	$3.88
Hypothetical-C		$1,000.00	$1,021.55	$3.49
Class Z	.60%
Actual		$1,000.00	$1,247.80	$3.37
Hypothetical-C		$1,000.00	$1,022.00	$3.03
Fidelity Asset Manager 85%
Class A	.99%
Actual		$1,000.00	$1,286.80	$5.66
Hypothetical-C		$1,000.00	$1,020.05	$5.00
Class M	1.25%
Actual		$1,000.00	$1,284.80	$7.14
Hypothetical-C		$1,000.00	$1,018.75	$6.31
Class C	1.75%
Actual		$1,000.00	$1,282.20	$9.98
Hypothetical-C		$1,000.00	$1,016.25	$8.82
Asset Manager 85%	.69%
Actual		$1,000.00	$1,288.30	$3.95
Hypothetical-C		$1,000.00	$1,021.55	$3.49
Class I	.72%
Actual		$1,000.00	$1,288.40	$4.12
Hypothetical-C		$1,000.00	$1,021.40	$3.64
Class Z	.61%
Actual		$1,000.00	$1,289.10	$3.49
Hypothetical-C		$1,000.00	$1,021.95	$3.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended September 30, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Asset Manager 40%	$2,984,911
Fidelity Asset Manager 50%	$37,984,949
Fidelity Asset Manager 60%	$3,783,753
Fidelity Asset Manager 70%	$37,263,450
Fidelity Asset Manager 85%	$22,473,701

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax

Fidelity Asset Manager 20%
Class A	9.41%
Class M	9.41%
Class C	9.41%
Asset Manager 20%	9.41%
Class I	9.41%
Class Z	9.41%
Fidelity Asset Manager 30%
Class A	7.80%
Class M	7.80%
Class C	7.80%
Asset Manager 30%	7.80%
Class I	7.80%
Class Z	7.80%
Fidelity Asset Manager 40%
Class A	6.53%
Class M	6.53%
Class C	6.53%
Asset Manager 40%	6.53%
Class I	6.53%
Class Z	6.53%
Fidelity Asset Manager 50%
Class A	5.37%
Class M	5.37%
Class C	5.37%
Asset Manager 50%	5.37%
Class I	5.37%
Class Z	5.37%
Fidelity Asset Manager 60%
Class A	4.35%
Class M	4.35%
Class C	4.35%
Asset Manager 60%	4.35%
Class I	4.35%
Class Z	4.35%
Fidelity Asset Manager 70%
Class A	3.26%
Class M	3.26%
Class C	3.26%
Asset Manager 70%	3.26%
Class I	3.26%
Class Z	3.26%
Fidelity Asset Manager 85%
Class A	1.39%
Class M	1.39%
Class C	1.39%
Asset Manager 85%	1.39%
Class I	1.39%
Class Z	1.39%

The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2020 to September 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Asset Manager 20%	$ 49,658,852
Fidelity Asset Manager 30%	$ 18,192,405
Fidelity Asset Manager 40%	$ 13,326,090
Fidelity Asset Manager 50%	$ 59,458,712

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	7%	8%	11%	6%	6%	6%
December 2019	8%	9%	11%	7%	7%	7%
February 2020	21%	27%	100%	16%	16%	15%
March 2020	22%	31%	82%	16%	18%	16%
April 2020	20%	25%	37%	16%	17%	16%
May 2020	20%	24%	36%	16%	17%	16%
June 2020	21%	28%	93%	16%	17%	16%
July 2020	22%	29%	87%	16%	17%	16%
August 2020	21%	25%	49%	16%	17%	16%
September 2020	22%	33%	100%	16%	20%	16%
Fidelity Asset Manager 30%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	8%	10%	14%	7%	7%	7%
December 2019	10%	11%	13%	10%	10%	9%
February 2020	24%	37%	0%	18%	18%	18%
March 2020	26%	36%	100%	18%	20%	18%
April 2020	21%	24%	39%	18%	19%	17%
May 2020	20%	25%	39%	18%	18%	17%
June 2020	24%	30%	79%	18%	18%	18%
July 2020	22%	26%	52%	18%	19%	18%
August 2020	23%	27%	55%	18%	18%	17%
September 2020	25%	33%	100%	18%	20%	18%
Fidelity Asset Manager 40%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	12%	14%	17%	11%	12%	11%
April 2020	36%	48%	100%	26%	27%	26%
July 2020	32%	38%	74%	26%	27%	26%
Fidelity Asset Manager 50%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	16%	17%	21%	14%	15%	14%
April 2020	84%	100%	–%	59%	62%	55%
July 2020	72%	90%	100%	59%	60%	56%
Fidelity Asset Manager 60%
December 2019	33%	39%	67%	27%	28%	26%
Fidelity Asset Manager 70%
December 2019	39%	46%	89%	33%	34%	32%
Fidelity Asset Manager 85%
December 2019	52%	60%	100%	43%	45%	41%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	13%	15%	22%	11%	12%	11%
December 2019	16%	17%	20%	14%	14%	14%
February 2020	31%	41%	100%	25%	25%	23%
March 2020	34%	46%	100%	25%	27%	25%
April 2020	30%	37%	55%	25%	26%	24%
May 2020	30%	36%	54%	25%	26%	24%
June 2020	32%	42%	100%	25%	26%	25%
July 2020	33%	44%	100%	25%	26%	25%
August 2020	32%	37%	73%	25%	26%	25%
September 2020	33%	49%	100%	25%	30%	25%
Fidelity Asset Manager 30%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	18%	20%	28%	15%	15%	15%
December 2019	21%	23%	27%	20%	20%	19%
February 2020	39%	58%	0%	29%	29%	29%
March 2020	41%	57%	100%	29%	32%	29%
April 2020	33%	38%	61%	29%	31%	27%
May 2020	32%	39%	61%	29%	29%	28%
June 2020	37%	47%	100%	29%	29%	29%
July 2020	35%	41%	81%	29%	31%	29%
August 2020	36%	43%	86%	29%	29%	27%
September 2020	40%	53%	100%	29%	32%	29%
Fidelity Asset Manager 40%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	25%	28%	34%	23%	23%	23%
April 2020	63%	84%	100%	46%	47%	45%
July 2020	56%	67%	100%	46%	48%	45%
Fidelity Asset Manager 50%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	31%	34%	40%	28%	28%	27%
April 2020	100%	100%	–%	90%	94%	84%
July 2020	100%	100%	100%	90%	91%	86%
Fidelity Asset Manager 60%
December 2019	64%	76%	100%	53%	54%	51%
Fidelity Asset Manager 70%
December 2019	76%	90%	100%	65%	66%	61%
Fidelity Asset Manager 85%
December 2019	88%	100%	100%	74%	77%	69%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	2%	2%	2%	1%	1%	1%
December 2019	2%	2%	2%	2%	2%	2%
February 2020	4%	5%	0%	3%	3%	3%
March 2020	4%	6%	0%	3%	3%	3%
April 2020	4%	5%	7%	3%	3%	3%
May 2020	4%	4%	6%	3%	3%	3%
June 2020	4%	5%	0%	3%	3%	3%
July 2020	4%	5%	0%	3%	3%	3%
August 2020	4%	5%	9%	3%	3%	3%
September 2020	4%	6%	0%	3%	4%	3%
Fidelity Asset Manager 30%
October 2019	0%	0%	0%	0%	0%	0%
November 2019	2%	2%	3%	2%	2%	2%
December 2019	2%	3%	3%	2%	2%	2%
February 2020	4%	5%	0%	3%	3%	3%
March 2020	4%	5%	0%	3%	3%	3%
April 2020	3%	4%	6%	3%	3%	3%
May 2020	3%	4%	5%	3%	3%	3%
June 2020	4%	4%	0%	3%	3%	3%
July 2020	3%	4%	7%	3%	3%	3%
August 2020	3%	4%	8%	3%	3%	3%
September 2020	4%	5%	0%	3%	3%	3%

Fidelity Asset Manager 40%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	3%	3%	4%	3%	3%	3%
April 2020	5%	7%	0%	4%	4%	4%
July 2020	5%	6%	0%	4%	4%	4%
Fidelity Asset Manager 50%
October 2019	0%	0%	0%	0%	0%	0%
December 2019	3%	4%	4%	3%	3%	3%
April 2020	0%	0%	–%	5%	6%	5%
July 2020	0%	0%	0%	5%	5%	5%
Fidelity Asset Manager 60%
December 2019	3%	3%	0%	3%	3%	3%
Fidelity Asset Manager 70%
December 2019	3%	3%	0%	3%	3%	2%
Fidelity Asset Manager 85%
December 2019	3%	0%	0%	3%	3%	3%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Asset Manager 20%
Class A	12/31/19	$0.0265	$0.0023
Class M	12/31/19	$0.0244	$0.0023
Class C	12/31/19	$0.0201	$0.0023
Asset Manager 20%	12/31/19	$0.0293	$0.0023
Class I	12/31/19	$0.0290	$0.0023
Class Z	12/31/19	$0.0297	$0.0023
Fidelity Asset Manager 30%
Class A	12/31/19	$0.0328	$0.0029
Class M	12/31/19	$0.0299	$0.0029
Class C	12/31/19	$0.0255	$0.0029
Asset Manager 30%	12/31/19	$0.0357	$0.0029
Class I	12/31/19	$0.0352	$0.0029
Class Z	12/31/19	$0.0362	$0.0029
Fidelity Asset Manager 40%
Class A	12/31/19	$0.0436	$0.0038
Class M	12/31/19	$0.0394	$0.0038
Class C	12/31/19	$0.0320	$0.0038
Asset Manager 40%	12/31/19	$0.0482	$0.0038
Class I	12/31/19	$0.0473	$0.0038
Class Z	12/31/19	$0.0487	$0.0038
Fidelity Asset Manager 50%
Class A	12/31/19	$0.0839	$0.0072
Class M	12/31/19	$0.0765	$0.0072
Class C	12/31/19	$0.0633	$0.0072
Asset Manager 50%	12/31/19	$0.0926	$0.0072
Class I	12/31/19	$0.0914	$0.0072
Class Z	12/31/19	$0.0943	$0.0072
Fidelity Asset Manager 60%
Class A	12/31/19	$0.0615	$0.0056
Class M	12/31/19	$0.0514	$0.0056
Class C	12/31/19	$0.0304	$0.0056
Asset Manager 60%	12/31/19	$0.0740	$0.0056
Class I	12/31/19	$0.0722	$0.0056
Class Z	12/31/19	$0.0769	$0.0056
Fidelity Asset Manager 70%
Class A	12/31/19	$0.1272	$0.0112
Class M	12/31/19	$0.1083	$0.0112
Class C	12/31/19	$0.0565	$0.0112
Asset Manager 70%	12/31/19	$0.1506	$0.0112
Class I	12/31/19	$0.1470	$0.0112
Class Z	12/31/19	$0.1584	$0.0112
Fidelity Asset Manager 85%
Class A	12/31/19	$0.1235	$0.0107
Class M	12/31/19	$0.1056	$0.0107
Class C	12/31/19	$0.0532	$0.0107
Asset Manager 85%	12/31/19	$0.1475	$0.0107
Class I	12/31/19	$0.1418	$0.0107
Class Z	12/31/19	$0.1571	$0.0107

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Asset Manager 20%
Fidelity Asset Manager 30%
Fidelity Asset Manager 40%
Fidelity Asset Manager 50%
Fidelity Asset Manager 60%
Fidelity Asset Manager 70%
Fidelity Asset Manager 85%

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Asset Manager 20%

Fidelity Asset Manager 30%

Historical Management Fees (BP) vs. Competitive Medians (BP):

Asset Manager 30%
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
70
70
71
70
69
70
68
66
65
64
41
41
41
41
40
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	9%	9%	9%	8%	10%
Funds	530	525	518	499	477
ASPG Quartile	1st	1st	1st	1st	1st

Fidelity Asset Manager 40%

Fidelity Asset Manager 50%

Fidelity Asset Manager 60%

Fidelity Asset Manager 70%

Historical Management Fees (BP) vs. Competitive Medians (BP):

Asset Manager 70%
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
80
79
80
79
77
75
70
71
69
70
55
55
54
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	13%	14%	13%	11%	11%
Funds	150	146	140	132	142
ASPG Quartile	1st	1st	1st	1st	1st

Fidelity Asset Manager 85%

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class of each fund ranked below the competitive median for 2019 and the total expense ratio of Class M of each fund ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M of each fund is at or below median. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse the following classes of each of the funds listed below to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed the amounts listed below through January 31, 2021:

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

AR-ANN-1120
1.878277.112

Fidelity® Health Savings Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Health Savings Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Health Savings Fund , a class of the fund, on March 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,541	Fidelity® Health Savings Fund
$10,278	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 15.15% for the 12 months ending September 30, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, following a surge in COVID-19 cases outside China. The downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24, with recent strength supported by near-term potential for a COVID-19 vaccine breakthrough and signs of an early recovery in economic activity. The historic rally continued until September 2, when the S&P 500 achieved an all-time high, before retreating and returning -3.80% for the month, partly due to the inability of Congress to reach a deal on additional stimulus funding. Growth stocks dominated value shares for the year. By sector, information technology (+47%) led. In contrast, energy (-45%) fell hard along with the price of crude oil.

Comments from Co-Portfolio Manager Avishek Hazrachoudhury:  From commencement of operations on March 2, 2020, to September 30, 2020, the fund gained 5.41%, outpacing the 4.35% advance of its benchmark, the Fidelity Health Savings Composite Index. Security selection added the most value versus the benchmark, fueled by stock picks in international developed markets (DM) and in the U.S. Picks among investment-grade bonds also contributed. In terms of overall asset allocation, fixed-income positioning meaningfully aided relative performance, while equity allocation was marginally beneficial. Within fixed income, our strategy entailed underweighting investment-grade bonds in favor of out-of-benchmark positions in long-term U.S. Treasuries, Treasury Inflation-Protected Securities (TIPS), high-yield corporate bonds, bank loans, emerging-markets (EM) debt and international corporate credit. Long-term Treasuries helped the most, as the asset class benefited from increased demand for the relative safety of U.S. Treasuries during March’s extreme market volatility. The fund’s core equity allocation strategy – underweighting U.S. and international DM stocks, while overweighting EM stocks – detracted versus the benchmark, primarily due to our U.S. positioning. A small, out-of-benchmark stake in REITs (real estate investment trusts) also hurt, mainly due to weakness in commercial real estate. On the plus side, commodities exposure – which is also outside the Composite benchmark – via the Van Eck Vectors® Gold Miners ETF (+56%), provided a major boost for the period and brought the fund’s total equity contribution slightly into positive territory.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Holdings as of September 30, 2020

% of fund's net assets
Fidelity International Bond Index Fund	18.6
Fidelity Long-Term Treasury Bond Index Fund	7.2
Market Vectors Gold Miners ETF	2.8
JPMorgan BetaBuilders Japan ETF	1.3
Apple, Inc.	1.0
Microsoft Corp.	0.9
Alphabet, Inc. Class A	0.5
Alibaba Group Holding Ltd. sponsored ADR	0.5
Amazon.com, Inc.	0.4
Tencent Holdings Ltd.	0.4
33.6

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Financials	8.2
Information Technology	6.7
Consumer Discretionary	3.7
Communication Services	3.5
Health Care	3.3

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	23.5%
AAA,AA,A	4.7%
BBB	5.1%
BB and Below	8.2%
Not Rated	1.5%
Equities	55.0%
Short-Term Investments and Net Other Assets	2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stocks, Investment Companies and Equity Futures	26.4%
Bonds	67.9%
Other Investments	3.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 21.2% of net assets.

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Central Funds - 25.6%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (a)	1,456	$345,376
Fidelity International Equity Central Fund (a)	5,062	428,306
Fidelity Real Estate Equity Central Fund (a)	101	10,874
Fidelity U.S. Equity Central Fund (a)	11,586	1,166,794
TOTAL EQUITY CENTRAL FUNDS
(Cost $1,838,053)		1,951,350

Fixed-Income Central Funds - 44.5%
High Yield Fixed-Income Funds - 12.5%
Fidelity Emerging Markets Debt Central Fund (a)	83,990	754,232
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	340	34,051
Fidelity Floating Rate Central Fund (a)	355	34,237
Fidelity High Income Central Fund (a)	1,241	129,693

TOTAL HIGH YIELD FIXED-INCOME FUNDS		952,213

Investment Grade Fixed-Income Funds - 32.0%
Fidelity Inflation-Protected Bond Index Central Fund (a)	11,248	1,225,239
Fidelity Investment Grade Bond Central Fund (a)	10,292	1,218,676

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		2,443,915

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $3,338,436)		3,396,128

Money Market Central Funds - 0.0%
Fidelity Cash Central Fund 0.10% (b)
(Cost $886)	886	886

Investment Companies - 4.1%
JPMorgan BetaBuilders Japan ETF	3,938	97,150
Market Vectors Gold Miners ETF	5,423	212,365
TOTAL INVESTMENT COMPANIES
(Cost $262,564)		309,515

Fixed-Income Funds - 25.8%
Fidelity International Bond Index Fund (c)	140,020	1,422,603
Fidelity Long-Term Treasury Bond Index Fund (c)	32,512	548,472
TOTAL FIXED-INCOME FUNDS
(Cost $1,947,479)		1,971,075
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $7,387,418)		7,628,954
NET OTHER ASSETS (LIABILITIES) - 0.0%		2,644
NET ASSETS - 100%		$7,631,598

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated Fund

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Communication Services Central Fund	$2,059
Fidelity Consumer Discretionary Central Fund	363
Fidelity Consumer Staples Central Fund	782
Fidelity Emerging Markets Debt Central Fund	12,493
Fidelity Emerging Markets Equity Central Fund	1,640
Fidelity Energy Central Fund	556
Fidelity Financials Central Fund	5,031
Fidelity Floating Rate Central Fund	544
Fidelity Health Care Central Fund	12,732
Fidelity High Income Central Fund	2,289
Fidelity Industrials Central Fund	678
Fidelity Inflation-Protected Bond Index Central Fund	1,251
Fidelity Information Technology Central Fund	23,811
Fidelity International Equity Central Fund	2,212
Fidelity Investment Grade Bond Central Fund	11,066
Fidelity Materials Central Fund	133
Fidelity Real Estate Equity Central Fund	185
Fidelity Utilities Central Fund	499
Total	$78,324

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Communication Services Central Fund	$--	$127,473	$26,427	$(598)	$--	$--	0.0
Fidelity Consumer Discretionary Central Fund	--	137,777	32,248	(779)	--	--	0.0
Fidelity Consumer Staples Central Fund	--	83,769	17,265	(424)	--	--	0.0
Fidelity Emerging Markets Debt Central Fund	--	759,189	6,192	(559)	1,794	754,232	0.0
Fidelity Emerging Markets Debt Local Currency Central Fund	--	34,000	--	--	51	34,051	0.0
Fidelity Emerging Markets Equity Central Fund	--	360,606	30,254	(5,065)	20,089	345,376	0.0
Fidelity Energy Central Fund	--	41,481	12,701	(2,550)	--	--	0.0
Fidelity Financials Central Fund	--	220,468	70,207	(6,063)	--	--	0.0
Fidelity Floating Rate Central Fund	--	34,070	45	(1)	213	34,237	0.0
Fidelity Health Care Central Fund	--	204,129	38,160	(889)	--	--	0.0
Fidelity High Income Central Fund	--	126,587	157	(7)	3,270	129,693	0.0
Fidelity Industrials Central Fund	--	114,583	34,087	(1,751)	--	--	0.0
Fidelity Inflation-Protected Bond Index Central Fund	--	1,203,738	11,795	(123)	33,419	1,225,239	0.1
Fidelity Information Technology Central Fund	--	379,673	86,580	(1,025)	--	--	0.0
Fidelity International Equity Central Fund	--	486,290	76,437	(2,255)	20,708	428,306	0.0
Fidelity Investment Grade Bond Central Fund	--	1,440,320	239,486	(1,102)	18,944	1,218,676	0.0
Fidelity Materials Central Fund	--	30,272	7,463	(349)	--	--	0.0
Fidelity Real Estate Equity Central Fund	--	46,581	29,222	(6,725)	240	10,874	0.0
Fidelity U.S. Equity Central Fund	--	125,024	50,976	(7,511)	72,261	1,166,794	0.0
Fidelity Utilities Central Fund	--	43,526	13,804	(1,785)	--	--	0.0
Total	$--	$5,999,556	$783,506	$(39,561)	$170,989	$5,347,478

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity International Bond Index Fund	$--	$1,561,633	$155,186	$1,107	$(602)	$16,758	$1,422,603
Fidelity Long-Term Treasury Bond Index Fund	--	773,506	236,956	3,841	5,082	6,840	548,472
Total	$--	$2,335,139	$392,142	$4,948	$4,480	$23,598	$1,971,075

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$1,951,350	$1,951,350	$--	$--
Fixed-Income Central Funds	3,396,128	3,396,128	--	--
Money Market Central Funds	886	886	--	--
Investment Companies	309,515	309,515	--	--
Fixed-Income Funds	1,971,075	1,971,075	--	--
Total Investments in Securities:	$7,628,954	$7,628,954	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.9%
Cayman Islands	2.4%
United Kingdom	1.8%
France	1.5%
Netherlands	1.4%
Japan	1.1%
Others (Individually Less Than 1%)	12.9%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $262,564)	$309,515
Fidelity Central Funds (cost $5,177,375)	5,348,364
Other affiliated issuers (cost $1,947,479)	1,971,075
Total Investment in Securities (cost $7,387,418)		$7,628,954
Cash		2,761
Receivable for investments sold		40,409
Receivable for fund shares sold		30,527
Dividends receivable		743
Total assets		7,703,394
Liabilities
Payable for investments purchased	$69,013
Payable for fund shares redeemed	325
Accrued management fee	2,458
Total liabilities		71,796
Net Assets		$7,631,598
Net Assets consist of:
Paid in capital		$7,375,210
Total accumulated earnings (loss)		256,388
Net Assets		$7,631,598
Net Asset Value and Maximum Offering Price
Fidelity Health Savings Fund:
Net Asset Value, offering price and redemption price per share ($4,323,968 ÷ 412,663 shares)		$10.48
Class K:
Net Asset Value, offering price and redemption price per share ($3,307,630 ÷ 315,606 shares)		$10.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 2, 2020 (commencement of operations) to September 30, 2020
Investment Income
Dividends (including $4,948 earned from other affiliated issuers)		$4,948
Income from Fidelity Central Funds		40,883
Total income		45,831
Expenses
Management fee	$10,206
Independent trustees' fees and expenses	5
Commitment fees	17
Total expenses before reductions	10,228
Expense reductions	(22)
Total expenses after reductions		10,206
Net investment income (loss)		35,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,263
Fidelity Central Funds	(39,561)
Other affiliated issuers	4,480
Capital gain distributions from Fidelity Central Funds	37,441
Total net realized gain (loss)		4,623
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	46,951
Fidelity Central Funds	170,989
Other affiliated issuers	23,596
Total change in net unrealized appreciation (depreciation)		241,536
Net gain (loss)		246,159
Net increase (decrease) in net assets resulting from operations		$281,784

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 2, 2020 (commencement of operations) to September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,625
Net realized gain (loss)	4,623
Change in net unrealized appreciation (depreciation)	241,536
Net increase (decrease) in net assets resulting from operations	281,784
Distributions to shareholders	(25,412)
Share transactions - net increase (decrease)	7,375,226
Total increase (decrease) in net assets	7,631,598
Net Assets
Beginning of period	–
End of period	$7,631,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Health Savings Fund

Years ended September 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	.46
Total from investment operations	.54
Distributions from net investment income	(.06)
Total distributions	(.06)
Net asset value, end of period	$10.48
Total ReturnC,D	5.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%G
Expenses net of fee waivers, if any	.45%G
Expenses net of all reductions	.45%G
Net investment income (loss)	1.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,324
Portfolio turnover rateH	43%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Health Savings Fund Class K

Years ended September 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.09
Net realized and unrealized gain (loss)	.45
Total from investment operations	.54
Distributions from net investment income	(.06)
Total distributions	(.06)
Net asset value, end of period	$10.48
Total ReturnC,D	5.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%G
Expenses net of fee waivers, if any	.35%G
Expenses net of all reductions	.35%G
Net investment income (loss)	1.46%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,308
Portfolio turnover rateH	43%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Health Savings Fund (the Fund) is a fund of Fidelity Charles Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Health Savings Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund(a)	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(b),(c),(d)
Fidelity Emerging Markets Debt Central Fund	FMR	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.05%
Fidelity International Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	FMR	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	FMR	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	-	Less than .005%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	FMR	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	-	Less than .005%
Fidelity U.S. Equity Central Fund	FMR	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Futures	.01%
Fidelity Emerging Markets Debt Local Currency Central Fund	FMR	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities	.01%

 (a) The Fidelity Equity Central Funds merged into Fidelity U.S. Equity Central Fund on September 18, 2020.

 (b) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

 (c) For Fidelity U.S. Equity Central Fund, percentage is based on estimated amounts for the current fiscal year. Fund commenced operations on September 18, 2020.

 (d) For Fidelity Emerging Markets Debt Local Currency Central Fund, percentage is based on estimated amounts for the current fiscal year. Fund commenced operations on September 23, 2020.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from any underlying mutual funds or exchange traded funds (ETF) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with any underlying mutual funds or exchange traded funds (ETFs). Although not included, in the Fund's expenses, the Fund indirectly bears its proportionate share of any underlying mutual funds or exchange traded funds (ETFs) expenses through the impact of these expenses on each underlying mutual funds or exchange traded funds (ETFs) NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$253,487
Gross unrealized depreciation	(48,125)
Net unrealized appreciation (depreciation)	$205,362
Tax Cost	$7,423,592

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,209
Undistributed long-term capital gain	$28,818
Net unrealized appreciation (depreciation) on securities and other investments	$205,362

The tax character of distributions paid was as follows:

September 30, 2020(a)
Ordinary Income	$25,412

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Health Savings Fund	8,605,184	1,185,742

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each class of the Fund pays a monthly management fee. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During the period, the management fee for each class of the Fund was as follows:

Annual % of Class-Level Average Net Assets
Fidelity Health Savings Fund	.45%
Class K	.35%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Health Savings Fund	$17

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $22.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended September 30, 2020(a)
Distributions to shareholders
Fidelity Health Savings Fund	$12,961
Class K	12,451
Total	$25,412

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended September 30, 2020(a)	Year ended September 30, 2020(a)
Fidelity Health Savings Fund
Shares sold	414,555	$4,210,858
Reinvestment of distributions	1,266	12,925
Shares redeemed	(3,158)	(32,523)
Net increase (decrease)	412,663	$4,191,260
Class K
Shares sold	317,469	$3,203,596
Reinvestment of distributions	1,226	12,451
Shares redeemed	(3,089)	(32,081)
Net increase (decrease)	315,606	$3,183,966

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 28% of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Health Savings Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Health Savings Fund (the "Fund"), a fund of Fidelity Charles Street Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 2, 2020 (commencement of operations) through September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 2, 2020 (commencement of operations) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Health Savings Fund
Fidelity Health Savings Fund	.45%
Actual		$1,000.00	$1,135.90	$2.40
Hypothetical-C		$1,000.00	$1,022.75	$2.28
Class K	.35%
Actual		$1,000.00	$1,136.30	$1.87
Hypothetical-C		$1,000.00	$1,023.25	$1.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September, $28,818, or, if subsequently determined to be different, the net capital gain of such year.

A total of 7.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Health Savings Fund designates 27%, 28%, 29%, 27%, 28% and 28%; Class K designates 27%, 26%, 25%, 27%, 26% and 25% of the dividends distributed in April, May, June, July, August and September, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Health Savings Fund designates 41%, 43%, 44%, 41%, 43%, and 43%; Class K designates 41%, 40%, 39%, 41%, 39% and 39% of dividends distributed in April, May, June, July, August and September respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Health Savings Fund, and Class K designates 2% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

HSF-ANN-1120
1.9897530.100

Fidelity® Health Savings Index Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Health Savings Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Health Savings Index Fund on March 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,458	Fidelity® Health Savings Index Fund
$10,278	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 15.15% for the 12 months ending September 30, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, following a surge in COVID-19 cases outside China. The downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24, with recent strength supported by near-term potential for a COVID-19 vaccine breakthrough and signs of an early recovery in economic activity. The historic rally continued until September 2, when the S&P 500 achieved an all-time high, before retreating and returning -3.80% for the month, partly due to the inability of Congress to reach a deal on additional stimulus funding. Growth stocks dominated value shares for the year. By sector, information technology (+47%) led. In contrast, energy (-45%) fell hard along with the price of crude oil.

Comments from Co-Portfolio Manager Avishek Hazrachoudhury:  From commencement of operations on March 2, 2020, to September 30, 2020, the fund gained 4.58%, outpacing the 4.35% advance of its benchmark, the Fidelity Health Savings Composite Index. Overall, the fund’s asset allocation among equity and fixed-income equity investments aided relative performance during this inaugural reporting period. The fund’s core equity allocation strategy – underweighting U.S. and foreign developed-markets stocks, while overweighting emerging-markets (EM) stocks – detracted versus the benchmark, primarily due to our U.S. positioning. A small, out-of-benchmark stake in REITs (real estate investment trusts) also hurt, mainly due to weakness in commercial real estate. On the plus side, commodities exposure – which is also outside the Composite benchmark – via the Van Eck Vectors® Gold Miners ETF (+56%), provided a major boost for the period and brought the fund’s total equity contribution into positive territory. The fund’s fixed-income allocation strategy added the most value this period. Specifically, our positioning entailed underweighting investment-grade bonds in favor of out-of-benchmark positions in long-term U.S. Treasuries, Treasury Inflation-Protected Securities (TIPS), high-yield corporate bonds, bank loans, EM debt and international corporate credit. Long-term Treasuries helped the most, as the asset class benefited from a demand for the relative safety of Treasuries during March’s extreme market volatility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Holdings as of September 30, 2020

% of fund's net assets
Fidelity International Bond Index Fund	18.6
Fidelity U.S. Bond Index Fund	16.0
Fidelity Total Market Index Fund	15.3
iShares JPMorgan USD Emerging Markets Bond ETF	9.8
Fidelity Long-Term Treasury Bond Index Fund	7.2
Fidelity International Index Fund	5.5
Fidelity Emerging Markets Index Fund	4.6
Market Vectors Gold Miners ETF	2.8
iShares iBoxx $ High Yield Corporate Bond ETF	1.6
JPMorgan BetaBuilders Japan ETF	1.4
82.8

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	16.1%
Equities	83.7%
Short-Term Investments and Net Other Assets	0.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stocks, Investment Companies and Equity Futures	41.9%
Bonds	57.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Money Market Funds, was 0.0% of net assets.

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Equity Funds - 25.5%
	Shares	Value
Fidelity Emerging Markets Index Fund (a)	15,088	$164,311
Fidelity International Index Fund (a)	4,909	196,940
Fidelity Real Estate Index Fund (a)	385	5,060
Fidelity Total Market Index Fund (a)	5,807	551,957
TOTAL EQUITY FUNDS
(Cost $850,963)		918,268

Fixed-Income Central Funds - 16.2%
Investment Grade Fixed-Income Funds - 16.2%
Fidelity Inflation-Protected Bond Index Central Fund (b)
(Cost $563,131)	5,352	583,019

Money Market Central Funds - 0.0%
Fidelity Cash Central Fund 0.10% (c)
(Cost $1,072)	1,072	1,072

Investment Companies - 16.4%
Invesco Senior Loan ETF	624	13,566
iShares iBoxx $ High Yield Corporate Bond ETF	690	57,891
iShares JPMorgan USD Emerging Markets Bond ETF	3,202	355,070
JPMorgan BetaBuilders Japan ETF	1,989	49,069
Market Vectors Emerging Markets Local Currency Bond ETF	530	16,345
Market Vectors Gold Miners ETF	2,566	100,485
TOTAL INVESTMENT COMPANIES
(Cost $554,601)		592,426

Fixed-Income Funds - 41.8%
Fidelity International Bond Index Fund (a)	66,183	672,423
Fidelity Long-Term Treasury Bond Index Fund (a)	15,448	260,614
Fidelity U.S. Bond Index Fund (a)	45,991	576,729
TOTAL FIXED-INCOME FUNDS
(Cost $1,486,557)		1,509,766
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $3,456,324)		3,604,551
NET OTHER ASSETS (LIABILITIES) - 0.1%		4,487
NET ASSETS - 100%		$3,609,038

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9
Fidelity Inflation-Protected Bond Index Central Fund	805
Total	$814

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Inflation-Protected Bond Index Central Fund	$--	$582,746	$19,583	$(32)	$19,888	$583,019	0.0%
Total	$--	$582,746	$19,583	$(32)	$19,888	$583,019

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Index Fund	$--	$212,529	$53,622	$--	$(4,070)	$9,474	$164,311
Fidelity International Bond Index Fund	--	767,899	103,443	756	(595)	8,562	672,423
Fidelity International Index Fund	--	254,679	58,837	--	(3,992)	5,090	196,940
Fidelity Long-Term Treasury Bond Index Fund	--	433,763	187,713	2,482	7,034	7,530	260,614
Fidelity Real Estate Index Fund	--	35,326	22,177	120	(7,995)	(94)	5,060
Fidelity Total Market Index Fund	--	743,049	235,702	1,063	(8,225)	52,835	551,957
Fidelity U.S. Bond Index Fund	--	1,020,246	451,472	5,163	838	7,117	576,729
Total	$--	$3,467,491	$1,112,966	$9,584	$(17,005)	$90,514	$2,428,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$918,268	$918,268	$--	$--
Fixed-Income Central Funds	583,019	583,019	--	--
Money Market Central Funds	1,072	1,072	--	--
Investment Companies	592,426	592,426	--	--
Fixed-Income Funds	1,509,766	1,509,766	--	--
Total Investments in Securities:	$3,604,551	$3,604,551	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $554,601)	$592,426
Fidelity Central Funds (cost $564,203)	584,091
Other affiliated issuers (cost $2,337,520)	2,428,034
Total Investment in Securities (cost $3,456,324)		$3,604,551
Cash		14,759
Receivable for investments sold		20,071
Receivable for fund shares sold		9,276
Dividends receivable		1,316
Total assets		3,649,973
Liabilities
Payable for investments purchased	$40,647
Accrued management fee	288
Total liabilities		40,935
Net Assets		$3,609,038
Net Assets consist of:
Paid in capital		$3,472,848
Total accumulated earnings (loss)		136,190
Net Assets		$3,609,038
Net Asset Value, offering price and redemption price per share ($3,609,038 ÷ 346,580 shares)		$10.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 2, 2020 (commencement of operations) to September 30, 2020
Investment Income
Dividends (including $9,584 earned from other affiliated issuers)		$15,820
Income from Fidelity Central Funds		814
Total income		16,634
Expenses
Management fee	$2,351
Independent trustees' fees and expenses	3
Commitment fees	17
Total expenses before reductions	2,371
Expense reductions	(860)
Total expenses after reductions		1,511
Net investment income (loss)		15,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,273
Fidelity Central Funds	(32)
Other affiliated issuers	(17,005)
Total net realized gain (loss)		(14,764)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	37,825
Fidelity Central Funds	19,888
Other affiliated issuers	90,514
Total change in net unrealized appreciation (depreciation)		148,227
Net gain (loss)		133,463
Net increase (decrease) in net assets resulting from operations		$148,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 2, 2020 (commencement of operations) to September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,123
Net realized gain (loss)	(14,764)
Change in net unrealized appreciation (depreciation)	148,227
Net increase (decrease) in net assets resulting from operations	148,586
Distributions to shareholders	(12,396)
Share transactions
Proceeds from sales of shares	3,548,797
Reinvestment of distributions	12,392
Cost of shares redeemed	(88,341)
Net increase (decrease) in net assets resulting from share transactions	3,472,848
Total increase (decrease) in net assets	3,609,038
Net Assets
Beginning of period	–
End of period	$3,609,038
Other Information
Shares
Sold	353,945
Issued in reinvestment of distributions	1,228
Redeemed	(8,593)
Net increase (decrease)	346,580

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Health Savings Index Fund

Year ended September 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	.40
Total from investment operations	.46
Distributions from net investment income	(.05)
Total distributions	(.05)
Net asset value, end of period	$10.41
Total ReturnC,D	4.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.15%G
Expenses net of fee waivers, if any	.10%G
Expenses net of all reductions	.10%G
Net investment income (loss)	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,609
Portfolio turnover rateH	71%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Health Savings Index Fund (the Fund) is a fund of Fidelity Charles Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Inflation-Protected Bond Index Central Fund	FMR	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange traded funds (ETF), are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with any underlying mutual funds or exchange traded funds (ETFs). Although not included, in the Fund's expenses, the Fund indirectly bears its proportionate share of any underlying mutual funds or exchange traded funds (ETFs) expenses through the impact of these expenses on each underlying mutual funds or exchange traded funds (ETFs) NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$149,081
Gross unrealized depreciation	(18,771)
Net unrealized appreciation (depreciation)	$130,310
Tax Cost	$3,474,241

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,868
Undistributed long-term capital gain	$13
Net unrealized appreciation (depreciation) on securities and other investments	$130,310

The tax character of distributions paid was as follows:

September 30, 2020(a)
Ordinary Income	$12,396
Total	$12,396

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Health Savings Index Fund	4,636,996	1,166,887

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .15% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Health Savings Index Fund	$17

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of average net assets until January 31, 2022. For the period, management fees were reduced by $784.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $76.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 58% of the total outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Health Savings Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Health Savings Index Fund (the "Fund"), a fund of Fidelity Charles Street Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 2, 2020 (commencement of operations) through September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 2, 2020 (commencement of operations) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Health Savings Index Fund	.10%
Actual		$1,000.00	$1,123.30	$.53
Hypothetical-C		$1,000.00	$1,024.50	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September, 2020, $13, or, if subsequently determined to be different, the net capital gain of such year.

A total of 29.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 8% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

HSI-ANN-1120
1.9897521.100

Item 2.

Code of Ethics

As of the end of the period, September 30, 2020, Fidelity Charles Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85%, Fidelity Health Savings Fund, and Fidelity Health Savings Index Fund for services rendered to (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Asset Manager 20%	$29,300	$-	$7,700	$500
Fidelity Asset Manager 30%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 40%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 50%	$20,700	$-	$7,400	$500
Fidelity Asset Manager 60%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 70%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 85%	$20,700	$-	$7,700	$500
Fidelity Health Savings Fund	$13,200	$-	$7,100	$200
Fidelity Health Savings Index Fund	$12,600	$-	$7,100	$200

September 30, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Asset Manager 20%	$24,000	$-	$5,100	$700
Fidelity Asset Manager 30%	$24,000	$-	$5,100	$700
Fidelity Asset Manager 40%	$24,000	$-	$5,100	$700
Fidelity Asset Manager 50%	$24,000	$-	$5,100	$700
Fidelity Asset Manager 60%	$41,000	$-	$5,100	$700
Fidelity Asset Manager 70%	$24,000	$-	$5,100	$700
Fidelity Asset Manager 85%	$24,000	$-	$5,100	$700
Fidelity Health Savings Fund	$-	$-	$-	$-
Fidelity Health Savings Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Health Savings Fund and Fidelity Health Savings Index Fund commenced operations on March 2, 2020.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2020A,B	September 30, 2019A,B
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Health Savings Fund and Fidelity Health Savings Index Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2020A,B	September 30, 2019A,B
Deloitte Entities	$576,300	$610,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Health Savings Fund and Fidelity Health Savings Index Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Charles Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 19, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 19, 2020